UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

BROADSTONE NET LEASE, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statements, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

800 Clinton Square

Rochester, New York 14604

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date and Time:	Thursday, May 4, 2023 at 3:00 p.m., Eastern Time
Place:	Online at www.proxydocs.com/BNL
Items of Business:
1.
To elect directors to our Board of Directors for the ensuing year;
2.
To amend and restate our Articles of Incorporation as further described in this Proxy Statement;
3.
To approve, in a non-binding advisory vote, the compensation of our named executive officers as further described in this Proxy Statement;
4.
To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023; and
5.
To transact such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Record Date:	Stockholders as of the close of business on Wednesday, March 1, 2023 are entitled to vote.
Proxy Voting:	You can authorize a proxy to vote your shares easily and quickly:

Internet	By visiting www.proxydocs.com/BNL

Phone	By calling 1-866-390-5372

Mail	By signing and returning your proxy card if you have received paper materials

For shares held through a broker, bank or other nominee, you may vote by submitting voting instructions to your broker, bank or other nominee. Regardless of whether you expect to attend the meeting, please vote your shares ahead of time by authorizing a proxy to vote your shares in one of the ways outlined above. If, after providing voting instructions, you later decide to change your vote, you may do so by (i) delivering a written statement to the Secretary of the Company stating that the proxy is revoked, which must be received prior to the Annual Meeting; (ii) submitting a subsequent proxy with a later date (provided such proxy is received prior to the Annual Meeting); or (iii) attending the Annual Meeting virtually and voting electronically during the Annual Meeting. Your subsequent proxy authorization will supersede any proxy authorization you previously made.

By Order of the Board of Directors of Broadstone Net Lease, Inc.,

John D. Callan, Jr.
SVP, General Counsel, and Secretary
March 24, 2023

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 4, 2023

Our Annual Report for the fiscal year ended December 31, 2022, the Notice of Annual Meeting of Stockholders, this Proxy Statement, and a form of proxy are available at www.proxydocs.com/BNL.

We are pleased to comply with rules adopted by the Securities and Exchange Commission that allow companies to distribute their proxy materials over the Internet. On or about March 24, 2023, we mailed or otherwise made available to our stockholders a Notice of Internet Availability containing instructions on how to access our proxy materials, including our Proxy Statement and Annual Report for the fiscal year ended December 31, 2022. The Notice of Internet Availability also includes instructions to access your form of proxy to vote via the Internet.

Internet distribution of our proxy materials is designed to ensure faster receipt of such materials by our stockholders, lower the cost of the Annual Meeting and is more environmentally friendly than mailing materials. If you would prefer to receive paper proxy materials, please follow the instructions included in the Notice of Internet Availability.

800 Clinton Square

Rochester, New York 14604

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 4, 2023

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

We are providing you with this Proxy Statement, which contains information about the items to be voted upon at the 2023 Annual Meeting of Stockholders (the “Annual Meeting”). Our principal executive offices are located at 800 Clinton Square, Rochester, New York 14604. The words “we,” “us,” “our,” or “Company,” refer to Broadstone Net Lease, Inc.

When and where is the Annual Meeting?

The Annual Meeting will be held on Thursday, May 4, 2023, at 3:00 p.m., Eastern Time. The Annual Meeting will be a completely “virtual meeting” of stockholders. You may attend the Annual Meeting virtually, and vote your shares electronically, by visiting www.proxydocs.com/BNL. In order to attend, you must register in advance at www.proxydocs.com/BNL prior to the deadline of Monday, May 1, 2023 at 5:00 p.m., Eastern Time. Upon completing your registration, you will receive further instructions via e-mail that you must follow to attend the Annual Meeting.

What is this document and why did I receive it?

We have made the Proxy Statement and the proxy card available to you via the Internet or, upon your request, have delivered printed copies of these materials to you by mail. This Proxy Statement is being furnished to you as a stockholder of Broadstone Net Lease, Inc. because our Board of Directors is soliciting your proxy to vote at the Annual Meeting. This Proxy Statement contains information that stockholders should consider before voting on the proposals to be presented at the Annual Meeting.

Why did I receive a Notice of Internet Availability instead of a full set of proxy materials?

We have elected to provide access to our proxy materials on the Internet in accordance with rules adopted by the Securities and Exchange Commission (the “SEC”). Accordingly, on or about March 24, 2023, we mailed or otherwise made available to our stockholders of record at the close of business on March 1, 2023 (the “Record Date”) a Notice of Internet Availability. The Notice of Internet Availability contains instruction on how to access our proxy materials, including our Proxy Statement and Annual Report for the fiscal year ended December 31, 2022. The Notice of Internet Availability also includes instructions to access your form of proxy to vote via the Internet.

Internet distribution of our proxy materials is designed to ensure faster receipt of such materials by our stockholders, lower the cost of the Annual Meeting, and is more environmentally friendly than mailing materials. If you would prefer to receive paper proxy materials, please follow the instructions included in the Notice of Internet Availability.

What is a Proxy?

A proxy is a person who votes the shares of stock of another person who is not able to attend a meeting. The term “proxy” also refers to the proxy card or other method of appointing a proxy. When you submit your proxy, you are appointing the designated officers of the Company as your proxy and you are giving them authority to vote your shares of the Company's common stock, $0.00025 par value per share (the “Common Stock”) at the Annual Meeting. The appointed proxies will vote your shares of Common Stock as you instruct unless you submit your

1	2023 Proxy Statement

proxy without instructions. If you submit your proxy without instructions, the proxies will vote in accordance with the recommendation of our Board of Directors with respect to any proposals to be voted upon or, in the absence of such a recommendation, in their discretion. If you do not submit your proxy, the proxies will not vote your shares of Common Stock. Therefore, it is important for you to return the proxy card to us (or submit your proxy via telephone or electronically) as soon as possible, regardless of whether you plan on attending the meeting.

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders will vote upon the following four proposals:

1.
To elect directors to our Board of Directors for the ensuing year;
2.
To amend and restate our Articles of Incorporation (as amended and restated from time to time, our “Charter”) as further described herein;
3.
To approve, in a non-binding advisory vote, the compensation of our named executive officers as further described herein;
4.
To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023; and
5.
To transact such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Our management will also provide attendees with a brief presentation and respond to questions from our stockholders. In addition, representatives of Deloitte & Touche LLP, our independent registered public accounting firm, are expected to be available during the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to questions from our stockholders.

How is this solicitation being made and who will bear the costs of soliciting votes?

Solicitation of proxies will be primarily by mail. Laurel Hill Advisory Group, LLC, our proxy solicitor (“Laurel Hill”) will solicit proxies by mail, telephone, facsimile, and e-mail. Our directors, officers, and employees, none of whom will receive additional compensation for their services, may also solicit proxies by telephone, in person, or by e-mail. We have agreed to pay Laurel Hill a fee of approximately $15,000 plus certain out-of-pocket expenses. We have hired Donnelley Financial Solutions (“Donnelley”) and Mediant Inc. (“Mediant”) to assist us in the distribution of our proxy materials. All the expenses of preparing, assembling, printing, and mailing the materials used in the solicitation of proxies will be borne by us, and we will pay Donnelley and Mediant customary fees and expenses for these services. If you have any questions concerning the Annual Meeting or need assistance voting your shares, please contact Laurel Hill at the address or telephone number listed below:

Laurel Hill Advisory Group

2 Robbins Lane, Suite 201

Jericho, New York 11753

Banks and Brokers Call 516-933-3100

All Others Call Toll-Free 888-742-1305

Will my vote make a difference?

Yes! Your vote is needed to ensure that the proposals can be acted upon. YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder proxies.

We encourage you to participate in the governance of our Company. Additionally, as further described herein, any shares not voted “FOR” (including shares not voted and broker non-votes for Proposal No. 2 (Approval of Amended and Restated Charter), which requires the approval of two-thirds of the shares entitled to vote on such matter), will be counted as votes “AGAINST” such proposal. The Board of Directors proposed certain revisions to our Charter at the Company’s 2022 Annual Meeting of Stockholders. While such proposal received the overwhelming support of those stockholders who voted on the proposal, it did not ultimately receive the affirmative vote of two-thirds of our issued and outstanding Common Stock entitled to be cast on the proposal as required by Maryland law. Notwithstanding the results of the 2022 Annual Meeting of Stockholders, the Board of Directors

2	2023 Proxy Statement

continues to believe that the proposed revisions to our Charter as described in Proposal No. 2 are in the best interest of the Company and its stockholders. It is therefore important to ensure that you vote or provide instructions to vote to your broker, as applicable.

Who is entitled to vote?

Holders of record of our shares of Common Stock as of the close of business on the Record Date are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting, or any postponements or adjournments of the Annual Meeting. As of the Record Date, there were 187,203,539 shares of our Common Stock issued and outstanding and entitled to vote at the Annual Meeting. Each such outstanding share of Common Stock entitles its holder to cast one vote on each proposal to be voted on during the Annual Meeting.

What constitutes a quorum?

A quorum of stockholders is required for stockholders to take action at the Annual Meeting, except that the Annual Meeting may be adjourned if less than a quorum is present. The presence, either in person or by proxy, of at least a majority of the shares of Common Stock entitled to be cast at the Annual Meeting on any matter will constitute a quorum. If a quorum is not present at the Annual Meeting, or if a quorum is present but sufficient votes to approve a proposal are not received, the chairman of the Annual Meeting may adjourn the Annual Meeting from time to time to a date not more than 120 days from the original Record Date to permit further solicitation of proxies.

How is quorum determined?

For the purpose of determining whether a quorum is present at the Annual Meeting, shares that are voted “For,” “Against,” or “Abstain,” as applicable, will be treated as being present at the Annual Meeting. Accordingly, if you have returned a valid proxy or attend the Annual Meeting, your shares will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters. Broker non-votes (defined below) will also be counted as present for purposes of determining the presence of a quorum. A “broker non-vote” occurs when a broker does not vote on a matter on the proxy card because the broker does not have discretionary voting power for that particular matter and has not received voting instructions from the beneficial owner.

How do I vote?

If you are a registered stockholder as of the Record Date, you may vote electronically by attending the Annual Meeting and following instructions to vote. Additionally, you may use any of the following options for authorizing a proxy to vote your shares prior to the Annual Meeting:

1.
Via the Internet by visiting www.proxydocs.com/BNL and following the on-screen instructions;
2.
By telephone by calling 1-866-390-5372 and following the instructions; or
3.
By mail by completing, signing, dating, and returning your proxy card if you have received paper materials.

If you authorize a proxy by telephone or Internet, you are not required to mail your proxy card. See the attached proxy card for additional instructions on how to vote.

All proxies that are properly executed and received by us prior to the Annual Meeting, and are not revoked, will be voted at the Annual Meeting in accordance with the instructions on those proxies.

Even if you plan to attend the Annual Meeting, we urge you to submit a proxy via the Internet, or by telephone or mail to ensure the representation of your shares at the Annual Meeting.

What happens if I submit my proxy without providing voting instructions on all proposals?

If no instructions are specified on a properly executed proxy, it will be voted as follows:

•
If you are a stockholder of record, “FOR” the election of each of the Director nominees set forth in Proposal No. 1 of this Proxy Statement. If you are a beneficial owner whose shares are held of record by a broker, a broker non-vote will occur and no vote will be cast.

3	2023 Proxy Statement

•
If you are a stockholder of record, “FOR” the adoption of the Amended and Restated Charter described more fully in Proposal No. 2 of this Proxy Statement. If you are a beneficial owner whose shares are held of record by a broker, a broker non-vote will occur and no vote will be cast.
•
If you are a stockholder of record, “FOR” the non-binding approval of executive compensation in fiscal 2022 as described more fully in Proposal No. 3 of this Proxy Statement. If you are a beneficial owner whose shares are held of record by a broker, a broker non-vote will occur and no vote will be cast.
•
If you are a stockholder of record or if you are a beneficial owner whose shares are held of record, “FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm as described more fully in Proposal No. 4 of this Proxy Statement.

How do I vote if I hold my shares in “street name”?

If your shares are held by your bank or broker as your nominee (that is, in “street name”), you are considered the beneficial owner of your shares, but your bank or broker is considered the record owner. You should receive a proxy or voting instruction form from the institution that holds your shares. Follow the instructions included on that form regarding how to instruct your broker to vote your shares.

Can I change or revoke my vote?

Any stockholder giving a proxy has the power to revoke it at any time before it is exercised. You may revoke your proxy by: (i) delivering a written statement to the Secretary of the Company stating that the proxy is revoked, which must be received prior to the Annual Meeting; (ii) submitting a subsequent proxy with a later date (provided such proxy is received prior to the Annual Meeting); or (iii) attending the Annual Meeting virtually and voting electronically during the Annual Meeting.

If we receive your proxy authorization by telephone or over the Internet, we will use procedures reasonably designed to authenticate your identity, to allow you to authorize the voting of your shares in accordance with your instructions and to confirm that your instructions have been properly recorded. To revoke a proxy previously submitted by Internet, telephone or mail, you may simply authorize a proxy again at a later date using the procedures set forth above, but before the deadline for Internet, telephone or mail voting, in which case the later submitted proxy will be recorded and the earlier proxy revoked.

If your shares are held by your broker or bank as a nominee or agent, you will need to contact the institution that holds your shares and follow its instructions for revoking a proxy.

What happens if additional proposals are presented at the Annual Meeting?

Other than the matters described in this Proxy Statement, we do not expect any additional matters to be presented for a vote at the Annual Meeting. If other matters are presented and you are voting by proxy, your proxy grants the individuals named as proxy holders the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting.

Where can I find the voting results of the Annual Meeting?

We intend to announce preliminary voting results at the Annual Meeting and then disclose the final results in a Current Report on Form 8-K filed with the SEC within four business days after the date of the Annual Meeting. If final voting results are not known when such Form 8-K is filed, they will be announced in an amendment to such Form 8-K within four business days after the final results become known.

4	2023 Proxy Statement

How can I get additional copies of this Proxy Statement and additional information?

We file annual, quarterly, and current reports, proxy statements, and other information with the SEC. You may obtain additional copies of this Proxy Statement and all other documents filed by us with the SEC free of charge from our website at https://investors.bnl.broadstone.com, or by calling our Investor Relations team at 585-287-6500.

Our website address is provided for your information and convenience. Our website is not incorporated into this Proxy Statement and should not be considered part of this Proxy Statement. Additionally, you may read and copy any reports, statements or other information we file with the SEC free of charge on the website maintained by the SEC at http://www.sec.gov.

5	2023 Proxy Statement

2022 HIGHLIGHTS

Financial Highlights

During fiscal 2022, we:

•
Invested $907.2 million at a weighted average initial cash capitalization rate of 6.4%, including the acquisition of 86 properties located across 24 U.S. states and four Canadian provinces with a weighted average remaining lease term of 20.3 years and minimum annual rent increases of 2.0%.
•
Sold eight properties, at a weighted average cash capitalization rate of 5.6%, for net proceeds of $57.9 million, recognizing a $9.6 million gain over original purchase price.
•
Ended the year with occupancy of 99.4%.
•
Collected more than 99.9% of base rents due.
•
Generated net income of $129.5 million or $0.72 per diluted share.
•
Generated funds from operations (“FFO”) of $273.7 million or $1.52 per diluted share.(1)
•
Generated core funds from operations (“Core FFO”) of $267.3 million or $1.48 per diluted share.(1)
•
Generated adjusted funds from operations (“AFFO”) of $252.2 million or $1.40 per diluted share.(1)
•
Ended the year with total outstanding debt and Net Debt of $2.0 billion and a Net Debt to Annualized Adjusted EBITDAre ratio of 5.2x.(1)
•
Amended and restated our Revolving Credit Facility to upsize the capacity to $1.0 billion, extend the maturity date to March 2026, and reduce the applicable margin 15 basis points to 0.85% based on our current investment grade credit ratings.
•
Entered into a $200 million, five-year unsecured term loan and a $300 million, seven-year unsecured term loan, the proceeds of which were used to repay in full our $190 million term loan set to mature in 2024 and a portion of the outstanding borrowings on our Revolving Credit Facility. In addition, we entered into interest rate swaps with a total notional value of $260 million to fix the Secured Overnight Financing Rate component of the borrowing rate at a weighted average fixed interest rate of 2.59% until August 1, 2029.
•
Sold 10,470,785 shares of Common Stock for net proceeds of $222.9 million under our at-the-market common equity offering (the “ATM Program”).
•
Completed a forward equity offering of 13,000,000 shares, which fully settled on December 28, 2022 for net proceeds of $273.2 million after deducting underwriting discounts.

(1) FFO, Core FFO, AFFO, Net Debt, and Annualized Adjusted EBITDAre are performance measures that are not calculated in accordance with accounting principles generally accepted in the United States of America (“GAAP”). We present these non-GAAP measures as we believe certain investors and other users of our financial information use them as part of their evaluation of our historical operating performance. See “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” of our Annual Report on Form 10-K for the year ended December 31, 2022 under the heading “Non-GAAP Measures,” which includes discussion of the definition, purpose, and use of these non-GAAP measures as well as a reconciliation of each to the most comparable GAAP measure.

6	2023 Proxy Statement

CORPORATE RESPONSIBILITY

We are committed to being a responsible corporate citizen by conducting our operations in a sustainable and ethical manner. We strive to foster a culture that is inclusive, collaborative, and based on trust, and invest heavily in the health and well-being of our employees. We also strive to conduct our operations in an environmentally responsible way and with a governance structure that requires the highest ethical standards. We believe these commitments benefit both the Company and society and are consistent with our focus on long-term positive impact and value for our stockholders, employees, tenants, partners, and the communities in which we live, work, and invest.

In 2021, we formed an internal ESG Committee to manage our ESG initiatives. Our ESG Committee is currently comprised of our Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, SVP and General Counsel (Chair), SVP – Human Resources and Administration, SVP – Property Management, and SVP – Corporate Strategy and Investor Relations. The Board, through its Nominating and Corporate Governance Committee (the “Governance Committee”), has direct oversight of the Company's ESG initiatives, with discussions regarding ESG matters and initiatives held between management and each of the Governance Committee and full Board of Directors on at least a quarterly basis.

Corporate Governance Highlights

We have structured our corporate governance in a manner we believe closely aligns our interests with those of our stockholders. Notable features of our corporate governance structure include the following:

•
Our Board of Directors is not classified. Each of our directors is subject to election annually, and we may not elect to be subject to the elective provision of the Maryland General Corporation Law (“MGCL”) that would classify our Board of Directors without stockholder approval;
•
Our Board of Directors is predominantly independent. As of March 1, 2023, nine out of ten of our directors were independent. Assuming all director nominees are elected at the Annual Meeting, eight out of nine of our directors will be deemed independent for 2023;
•
Our Chairman is independent and a non-executive director. The roles of Chairman of the Board and Chief Executive Officer are separate and our Chairman is a non-executive independent director;
•
Our core committees are fully independent. We have a fully independent Audit Committee, Compensation Committee, Governance Committee, and Real Estate Investment Committee;
•
Our Audit Committee is comprised of individuals with significant financial expertise. Each of the members of the Audit Committee of the Board of Directors qualifies as an “audit committee financial expert” as defined by the SEC;
•
We expect our directors, officers and employees to act in accordance with the highest moral, legal and ethical standards. We have adopted numerous policies and practices to promote the highest moral, legal and ethical standards in connection with our business, including our Code of Ethics and Business Conduct Policy (the “Code of Ethics”), Corporate Governance Guidelines (the “Guidelines”), and Compensation Clawback Policy, and a general prohibition on hedging and/or pledging our shares of Common Stock. Further, we have adopted a Whistleblower Policy and have a whistleblower hotline through which anonymous reports regarding the violation of any law, regulation or Company policy may be made;
•
We have robust Stock Ownership Guidelines. Our Chief Executive Officer is required to own shares of our Common Stock (excluding unvested shares of restricted stock) with a market value of at least 6 times his annual base salary and our Chief Operating Officer and Chief Financial Officer are each required to own shares of our Common Stock (excluding unvested shares of restricted stock) with a market value of at least 3 times their respective annual base salary. Additionally, each of our Senior Vice Presidents is required to own shares of our Common Stock (including unvested shares of restricted stock) with a market value of at least 1.5 times their respective annual base salary. Our non-employee directors are required to own shares of our Common Stock (excluding unvested shares of restricted stock) with a market value of at least 5 times their current annual cash retainer;
•
We do not permit the use of corporate funds for political contributions. While the Company and its employees belong to certain trade associations and similar organizations, the use of corporate funds for

7	2023 Proxy Statement

political purposes is generally prohibited. During the year ended December 31, 2022, the Company made no political contributions;
•
Stockholders may amend our Bylaws. Stockholders have the ability to amend our Second Amended and Restated Bylaws (the “Bylaws”) by majority vote;
•
Stockholder Engagement. We value investor input and provide investors with many opportunities to provide feedback to our management team, including one-on-one sessions, group meetings, and other formal events. These meetings covered a range of topics, including our financial condition and results of operations, investment, finance and operation strategies, stock price performance, economic, industry and market trends, and ESG and corporate governance practices and policies;
•
We opted out of certain anti-takeover protections afforded by the MGCL. We have opted out of the business combination and control share acquisition statutes in the MGCL and may not opt back into such provisions without stockholder approval; and
•
We do not have a “Poison Pill.” We do not have a stockholder rights plan, and we will not adopt a stockholder rights plan in the future without (a) the approval of our stockholders, or (b) seeking ratification from our stockholders within 12 months of adoption of the plan if the Board of Directors determines, in the exercise of its duties under applicable law, that it is in our best interest to adopt a rights plan without the delay of seeking prior stockholder approval.

Environmental Stewardship

As owners of commercial real estate, we recognize the need for responsible and sustainable environmental policies and practices. To that end, we seek to minimize our overall impact on the environment within the context of our business and encourage environmentally responsible behavior among our employees, vendors, and other business relationships.

We are a real estate investment trust that acquires, owns, and manages primarily single-tenant commercial real estate properties that are subject to net leases. Pursuant to the terms of our leases, our tenants are solely responsible for operating their businesses, including having day-to-day control of each property. As a result, our tenants control their energy usage and have the ultimate say of when and how to implement environmentally responsible practices at our properties. While we do not control our tenant businesses, we recognize that the operation of commercial real estate assets can have a meaningful impact on the environment and believe that we can contribute to the implementation of environmentally responsible and sustainable practices by being conscious of and seeking to address environmental impacts within our control and supporting our tenants to do the same.

Recent Efforts and Achievements:

•
‘Go Green’ initiatives. At our main headquarters in Rochester, NY and each regional office located in Phoenix, AZ, and Dallas, TX, employees are encouraged to get involved and identify additional areas to improve and promote:
o
Reducing the use of paper through ongoing investments in technology. Our employees are provided with hardware and software supporting electronic document processing, review and signature, e-transactions, and accounting. When printing is necessary, device settings default to two-sided, low toner use;
o
Energy conservation and waste recycling through consultation with building owners, managers, and third-party contractors to reduce electric and water consumption and recycle paper, plastic, and aluminum waste, as well as packaging waste, toner and other electronics and equipment related waste;
o
Reducing refreshment waste by providing hot and cold reusable drink vessels to employees, paired with self-serve stations for various beverages. We continue to strive to significantly reduce or eliminate the use of disposable cups, straws, and bottles in our offices. Our offerings are reviewed periodically to determine additional opportunities to use products made from recycled materials, and partner with vendors also focused on conservation;
o
Recycling of electronics at semi-annual events hosted by the Company to provide employees with a means of disposing of personal unused or obsolete electronic devices with a certified third-party; and
o
The use of ENERGY STAR-certified devices, equipment, and appliances.

8	2023 Proxy Statement

•
Property Assessments. We conduct an assessment of every property we consider for acquisition based on current industry standards and best practices. Environmental conditions and risks are carefully reviewed and mitigated by a cross-functional team as part of our customary pre-acquisition due diligence process. This includes obtaining a Phase I environmental assessment (a “Phase I”) for each property. We review each Phase I to understand the environmental condition of a property and to determine whether the property and operations on the property meet applicable environmental standards and, to the extent needed, remediate any discovered environmental concerns discovered at a property.
•
Ongoing Insurance Evaluations. We conduct evaluations for each property in our portfolio to ensure appropriate coverage is in place, either directly or through the tenant pursuant to the terms of our leases, or necessary financial resources are provided to address any unforeseen environmental issue, natural disaster, or other risk based on industry best practices.
•
Tenant Engagement. We strive to engage with our tenants regarding environmentally responsible and sustainable practices and these initiatives play an important role in our sustainability efforts given the nature of our business. We oversee property-level improvements that promote and encourage responsible and sustainable practices. Recent initiatives include:
o
Funding of expansion projects valued at more than $28 million for an industrial tenant that included significant building elements designed to improve building energy performance, including sustainable and energy efficient insulated building panels and suspended walkable ceiling systems, as well as high-efficiency HVAC units, with additional commitments valued at more than $20 million planned for 2023;
o
The installation of white TPO or “cool roofs,” which are intended to lower the roof surface temperature, decreasing the amount of heat transferred into the building with a correlated reduction to pollution and greenhouse gas emissions resulting from operations within the building, at five existing properties; and
o
Waiving legal fees associated with review and consent of environmentally conscious and responsible improvements at our properties.

Social Responsibility

Our commitment to our employees is central to our ability to continue to deliver strong performance and financial results for our stockholders and other stakeholders. We seek to create and cultivate an engaging work environment for our employees, which allows us to attract, retain, and develop top talent to manage our business. We also encourage our employees to be actively involved in the communities in which they live through various initiatives.

As part of our commitment to our employees and our community members, as well as supporting and giving back to those in need, we have focused on the following programs:

•
Diversity, Equity, and Inclusion – We are committed to creating and maintaining a culture of inclusion and connectedness and we believe the Company is better able to grow and improve with a diverse Board of Directors, management, and team of employees. To that end, we value and advance the diversity and inclusion of the people with whom we work. Our Diversity, Equity, and Inclusion (“DE&I”) Committee spearheads ongoing efforts to design and implement related programs and deepen our commitment to this important initiative. DE&I program updates are routinely reported to the Board of Directors and employees. Recent achievements include:
o
Women’s Group – In 2022, we held planning meetings for the formation of a Women’s Group, with the goal of engaging, developing and supporting the women in our workforce. Further refinement and implementation of programming for our Women’s Group is a DE&I related focus area for 2023.
o
Gender Pay Equity Study – In collaboration with our independent compensation consultant, we proactively conducted a gender pay equity study in 2022 to assess pay equity across our workforce and identify potential areas for improvement. No issues of note or material risks were identified in our compensation practices.
o
Inclusivity Training – In 2022, all employees participated in an inclusivity training workshop conducted by a third-party firm that was designed to provide employees with knowledge and skills they can use to contribute to a healthy and effective culture where people from all backgrounds can thrive. Managers participated in an inclusive leadership course and individual contributors participated in an inclusive culture course. An online version of the applicable training is also included in new employee onboarding.

9	2023 Proxy Statement

o
DE&I Focused Charitable Giving and Community Support – The Company is committed to promoting and supporting diversity, equity, and inclusion initiatives beyond our workplace. In 2022, we increased our annual giving, and allocated a percentage targeted specifically to nonprofit organizations with DE&I related missions, intended to expand services and support in the communities where our corporate and regional offices operate and where our employees live. The organizations we supported work to combat food insecurity, provide support for at risk women, children, and teens, promote urban entrepreneurship, provide critical mental health and social services, combat homelessness, break the cycle of poverty, and provide free civil legal services for those that qualify.
o
DE&I Digest – A quarterly newsletter is sent to all employees to share DE&I related content and resources to encourage employee awareness, education, and participation.

Our commitment to diversity extends to the composition of our Board of Directors and our workforce. As of March 1, 2023, four of our ten directors identify as female and 50% of our directors identify with underrepresented groups. Further, as of March 1, 2023, employees who identify as female comprise 60% of our workforce, 32% of our officers, and 27% of our executive officers, and approximately 15% of our employees have self-reported as Hispanic or Latino, Black or African American, Asian, or Two or More Races.

•
Community Engagement – We believe in our responsibility to help the communities around us by providing support to charitable organizations and encourage living philanthropically. In addition to our charitable giving, we also offer regular volunteer and giving opportunities throughout the year that provide our employees with meaningful civic involvement. Since our inception, we have facilitated opportunities for our employees to contribute time and resources to benefit local nonprofit organizations. Our community engagement efforts are led by our employees through a dedicated committee that is responsible for engaging with community organizations, planning and organizing various opportunities for employees to make a difference through volunteer giving and service, and civic involvement with nonprofit organizations, and corporate donations. Additionally, beginning in 2023, we provide each of our full-time employees 16 hours of paid time off to provide them with the flexibility to pursue philanthropic activities. Such paid time off is in addition to any participation in company-sponsored philanthropic activities, which does not require the use of paid time off.
•
Career Development – We strive to create an engaging work experience that allows for career development and related opportunities. We offer numerous opportunities for our employees to engage in personal and professional development, including educational support and opportunities for tuition assistance and reimbursement, participation in industry conferences and networking events, individual leadership and management training, access to an online learning library providing an extensive collection of learning and development opportunities, lunch and learn meetings with our CEO and senior management team, group trainings (e.g., underwriting, real estate fundamentals, cyber security, computer skills, safety, ethics, harassment prevention, and DE&I related content), a corporate book club led by our CEO, peer mentorship opportunities, and reimbursement for continuing education.
•
Employee Wellness – Our employees are our most valuable asset, and their individual and group contributions drive our performance and success. As a result, we are focused on and invest in our team’s overall health, wellness, and engagement. We employ numerous strategies and initiatives to nurture and nourish our employees’ financial, physical, mental, and emotional well-being, including, among other things, competitive compensation and employee benefit programs (with 100% employer-paid healthcare options), generous paid time off programs, including an annual paid corporate shutdown for all employees, fringe benefits to make both the office and home office environments more comfortable, transparent and open communication and dialogue between our senior executives and our employee base, events and opportunities for social connectedness and family-friendly corporate events, wellness and fitness events, on-site flu vaccinations administered by a third-party health services provider, flexibility in work location and schedules to meet specific employee needs, and access to an employee assistance program and other health and wellness resources.

10	2023 Proxy Statement

CORPORATE GOVERNANCE

Board Structure

We operate under the direction of our Board of Directors, which is responsible for the management and control of our affairs. Our Board of Directors currently consists of ten members and will be comprised of nine members upon the conclusion of the Annual Meeting. Our Bylaws provide that the number of our directors may be established, increased, or decreased by a majority of our entire Board of Directors from time to time, provided that the number of directors constituting the Board of Directors may never be less than the minimum number required by Maryland law, nor more than twelve.

Each director elected at the Annual Meeting will hold office until the next annual meeting of stockholders and until his or her successor is duly elected and qualified or until his or her earlier death, resignation, or removal. A director may resign at any time by delivering his or her resignation to the Board of Directors, the Chairman of the Board, or the Secretary of the Company. Any vacancies on our Board of Directors for any cause, except an increase in the number of directors, may be filled by a majority of the remaining directors, even if the remaining directors do not constitute a quorum, and a majority of the entire Board of Directors may fill a vacancy that results from an increase in the number of directors. Any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until his or her successor is elected and qualified.

At any meeting of the Board of Directors, except as otherwise required by law, a majority of the total number of directors then in office will constitute a quorum for all purposes.

Board Leadership Structure

To reduce or eliminate certain potential conflicts of interest in our operations, our Charter requires that a majority of our directors be "Independent Directors" (as defined by our Charter), as discussed in detail below. While our governance documents do not require the separation of the offices of Chairman of the Board and Chief Executive Officer, our Company and Board of Directors currently operate under a leadership structure with separate roles for our Chairman of the Board and our Chief Executive Officer. Pursuant to this structure, our Chairman presides over meetings of, and matters before, the Board of Directors, and our Chief Executive Officer is responsible for the general management of our business, financial affairs, and day-to-day operations. The Board of Directors believes that this allocation of responsibilities strikes an effective balance between efficient operational leadership and strong independent oversight, and is currently the most appropriate leadership structure for the Company.

Additionally, when our Chairman is not an independent director, the Board of Directors may appoint a Lead Independent Director to complement the leadership of the Chairman and the Chief Executive Officer. Key responsibilities of our Lead Independent Director would include, among others, facilitating communications between the Independent Directors and the Chairman of the Board, the Chief Executive Officer, and other members of management, and, if our Board of Directors determines that our Chairman is conflicted with respect to a particular matter, presiding over meetings and discussions regarding such matter. Our Chairman and Lead Independent Director are each nominated by the Governance Committee and each serve for an annual term beginning at the Board of Directors meeting following the annual meeting of stockholders at which such directors are elected. Our current Chairman, Laurie Hawkes, is independent and we will therefore not have a Lead Independent Director for the upcoming term.

Director Independence

Our Board of Directors has determined that each of Mmes. Hawkes, Brooks-Williams, Duran, and Felice and each of Messrs. Coke, Jacobstein, Narasimhan, and Watters is an “Independent Director” pursuant to our Charter. In determining that Ms. Brooks-Williams qualified as an Independent Director, our Board of Directors considered that: (1) Ms. Brooks-Williams is the head of a division of a company with which the Company has entered into a lease transaction in the ordinary course of its business; (2) the lease was negotiated on arms’ length terms, and Ms. Brooks-Williams had no direct or indirect involvement in the lease transaction; (3) Ms. Brooks-Williams was not a member of the Board of Directors at the time the Company entered into the lease; and (4) Ms. Brooks-Williams has no pecuniary interest in the lease. In determining that Ms. Felice qualified as an Independent Director, our

11	2023 Proxy Statement

Board of Directors considered that: (1) Ms. Felice is the Chief Financial Officer of BJ’s Wholesale Club Holdings, Inc. (“BJ’s”); (2) BJ’s was previously a tenant of the Company pursuant to a lease that was assumed by the Company in an arms’ length transaction; (3) a termination of such lease was negotiated in fiscal 2021 and became effective in January 2023; (4) Ms. Felice had no direct involvement in the negotiation of the lease terms or termination of the lease; (5) Ms. Felice was not a member of the Board of Directors at the time the Company entered into the lease or the agreement effectuating the termination of such lease; and (6) Ms. Felice had no pecuniary interest in the lease or termination thereof.

Meetings of the Board of Directors

The Board of Directors met seven times during the year ended December 31, 2022. All of the members of the Board of Directors attended at least 75% of the total number of meetings held by the Board of Directors and each committee of the Board of Directors on which he or she served during his or her period of service. Directors who are unable to attend meetings due to scheduling conflicts receive all materials and are briefed on matters presented to the Board of Directors. We do not have a formal policy requiring directors to attend annual meetings of stockholders, although we do encourage their attendance. All of our directors attended our 2022 Annual Meeting of Stockholders, except Mr. Narasimhan.

Communicating with the Board of Directors

Our Board of Directors provides a process for interested parties to send communications to them. Any interested party who desires to contact members of our Board of Directors may do so by sending written communications addressed to such director(s)s to the Company's Secretary, Broadstone Net Lease, Inc., 800 Clinton Square, Rochester, NY 14604. We will forward all such communications (other than unsolicited advertising materials) to such member or members of our Board of Directors, as deemed appropriate by our Secretary based upon the facts and circumstances outlined in the communication received.

Committees of the Board

Our Board of Directors may establish committees it deems appropriate to address specific areas in more depth than may be possible at a full meeting of our Board of Directors. Our Board of Directors has established an Audit Committee, a Compensation Committee, a Governance Committee, and a Real Estate Investment Committee, each of which is comprised entirely of Independent Directors. Upon the invitation and request of a Committee Chair, members of management, including our Chief Executive Officer, may attend committee meetings, with such presence being predicated on input on matters of discussion during all or a portion of the relevant meeting. Members of the Audit Committee, Compensation Committee, and Governance Committee, as well as the entire Board of Directors, regularly meet in Executive Session.

The Audit Committee, Compensation Committee, and Governance Committee each operate under a written charter that was approved by the Board of Directors, each of which is available on our website at https://investors.bnl.broadstone.com. The following table provides a summary of the selected areas of Board of Directors and committee oversight.

12	2023 Proxy Statement

	Audit	Compensation	Nominating and Corporate Governance	Real Estate Investment	Full Board of Directors
Board Governance			●		●
Compensation Trends and Practices		●			●
Corporate Strategy				●	●
Diversity, Equity & Inclusion (“DE&I”) Matters		●	●		●
Enterprise Risk Management	●				●
Environmental, Social and Governance (“ESG”) Matters		●	●	●	●
Information Technology and Cybersecurity Matters	●				●
Legal and Regulatory Compliance	●		●		●
Privacy and Data Security	●				●
Tax Matters	●				●

The following table indicates current committee assignments and the number of times each committee met in fiscal 2022. Up to date information regarding committee assignments is available on our website at https://investors.bnl.broadstone.com.

Director	Audit	Compensation	Nominating and Corporate Governance	Real Estate Investment
Denise Brooks-Williams			●	●
Michael A. Coke	Chair			●
Jessica Duran*
Laura Felice*
Laurie A. Hawkes		●		●
David M. Jacobstein	●	Chair	●
John D. Moragne
Shekar Narasimhan			●	Chair
Geoffrey H. Rosenberger	●		●
James H. Watters		●	Chair
Agha S. Khan**				●
Number of meetings in Fiscal 2022	4	6	5	5

* Mmes. Duran and Felice joined the Board of Directors on January 17, 2023 and were not assigned to any committees. While no determination of committee assignments for 2023 has been made as of yet, the Board of Directors anticipates that Mmes. Duran and Felice will each join one or more committee following the conclusion of the Annual Meeting.

** Mr. Khan departed the Board of Directors, effective at the conclusion of the Company’s 2022 Annual Meeting of Stockholders on May 5, 2022.

13	2023 Proxy Statement

Audit Committee

The Audit Committee meets on a regular basis, at least quarterly and more frequently as the chair of the Audit Committee deems necessary. The Audit Committee must at all times be comprised of at least three members, and each member of the Audit Committee must be an Independent Director. The purpose of the Audit Committee is to assist our Board of Directors in fulfilling its duties and responsibilities regarding, in addition to other related matters:

•
the integrity of our financial statements and other financial information provided by us to our stockholders and others;
•
the selection of our independent auditors and review of the auditors’ qualifications and independence;
•
the evaluation of the performance of our independent auditors;
•
oversight of the Company’s compliance with legal and regulatory requirements that could have a significant impact on our financial statements;
•
the review of, and oversight over, the implementation of our risk management policies; and
•
the review of, and oversight over, cybersecurity related matters.

The Audit Committee is also responsible for engaging, evaluating, compensating, and overseeing an independent registered public accounting firm, reviewing with the independent registered public accounting firm the plans for and results of the audit engagement, approving services that may be provided by the independent registered public accounting firm, including audit and non-audit services, such as tax services, reviewing the independence of the independent registered public accounting firm, considering the range of audit and non-audit fees, and reviewing the adequacy of our internal accounting controls. The Audit Committee will also prepare the audit committee report required by SEC regulations to be included in our annual report on Form 10-K.

Our Audit Committee is composed of Messrs. Coke (Chair), Jacobstein, and Rosenberger. Our Board of Directors determined affirmatively that each member of our Audit Committee qualifies as an “audit committee financial expert” as such term has been defined by the SEC in Item 407(d)(5) of Regulation S-K and that all members of the Audit Committee meet the independence requirements of the SEC and the New York Stock Exchange (“NYSE”) for audit committee membership.

Compensation Committee

The Compensation Committee meets at least once each year. The Compensation Committee must at all times be comprised of at least three members, and each member of the Compensation Committee must be an Independent Director. The purpose of the Compensation Committee is to assist our Board of Directors in fulfilling its duties and responsibilities regarding, in addition to other related matters:

•
discharging responsibilities relating to compensation of the Company’s Chief Executive Officer, other executive officers, and directors, taking into consideration, among other factors, any stockholder vote on compensation;
•
implementing and administering the Company’s incentive compensation plans and equity-based plans;
•
overseeing and assisting the Company in preparing the Compensation Discussion & Analysis for inclusion in the Company’s Proxy Statement and/or annual report on Form 10-K;
•
providing for inclusion in the Company’s Proxy Statement a description of the processes and procedures for the consideration and determination of executive officer and director compensation; and
•
preparing and submitting for inclusion in the Company’s Proxy Statement and/or annual report on Form 10-K a Compensation Committee Report in accordance with applicable rules and regulations.

The Compensation Committee has the authority, in its sole discretion, to retain or obtain the advice of a compensation consultant, legal counsel, or other adviser as it deems appropriate. The Compensation Committee may form and delegate authority to subcommittees consisting of one or more members when it deems appropriate. Our Compensation Committee is composed of Messrs. Jacobstein (Chair) and Watters, and Ms. Hawkes. Our Board of Directors determined that each member of our Compensation Committee meets the definition of a “non-employee director” for the purpose of serving on our Compensation Committee under Rule 16b-3 of the Securities

14	2023 Proxy Statement

Exchange Act of 1934, as amended (the “Exchange Act”), as well as the independence requirements of the NYSE for compensation committee membership.

Nominating and Corporate Governance Committee

The Governance Committee must at all times be comprised of at least two members, and each member of the Governance Committee must be an Independent Director. The purpose of the Governance Committee is to assist our Board of Directors in fulfilling its duties and responsibilities regarding, in addition to other related matters:

•
identifying and recommending to the full Board of Directors qualified candidates for election as directors and recommending nominees for election as directors at the annual meeting of stockholders consistent with criteria approved by the Board of Directors;
•
developing and recommending to the Board of Directors a set of corporate governance guidelines applicable to the Company, and implementing and monitoring such guidelines as adopted by the Board of Directors;
•
overseeing the Board of Directors' compliance with financial, legal, and regulatory requirements and its ethics program as set forth in the Company’s Code of Ethics;
•
reviewing and making recommendations to the Board of Directors on matters involving the general operation of the Board of Directors, including the size and composition of the Board of Directors and the structure and composition of its committees;
•
recommending to the Board of Directors nominees and chairs for each committee of the Board of Directors;
•
annually facilitating the assessment of the Board of Director’s performance as a whole and of individual directors, as required by applicable law and regulations;
•
overseeing the Board of Directors' evaluation of management;
•
identifying, reviewing, and advising the Board of Directors and management regarding current and emerging trends, issues, practices, and initiatives with respect to environmental stewardship, social responsibility, and corporate governance; and
•
considering corporate governance issues that may arise from time to time and making recommendations to the Board of Directors with respect thereto.

Our Governance Committee is comprised of Messrs. Watters (Chair), Jacobstein, Narasimhan, and Rosenberger, and Ms. Brooks-Williams. Our Board of Directors determined that each member of our Governance Committee meets the independence requirements of the NYSE for nominating and corporate governance committee membership.

Real Estate Investment Committee

Our Board of Directors established a Real Estate Investment Committee in 2020 after the completion of our management internalization transactions. The Real Estate Investment Committee is responsible for approving, or recommending that the full Board of Directors approve, transactions in excess of certain thresholds; providing oversight with respect to our investment strategy, criteria, and process; providing assistance and support to management and the Board of Directors in the review and approval of transactions; and reviewing with management on a periodic basis the performance and valuation of properties previously approved for acquisition.

Our Real Estate Investment Committee is comprised of Messrs. Narasimhan (Chair) and Coke, and Mmes. Hawkes and Brooks-Williams.

Oversight of Risk Management by the Board of Directors and Its Standing Committees

One of the key functions of our Board of Directors is informed oversight of our risk management process. Our Board of Directors administers this oversight function directly, with support from its four standing committees: the Audit Committee, the Compensation Committee, the Governance Committee, and the Real Estate Investment Committee, each of which addresses risks specific to its respective areas of oversight. Additionally, our Audit

15	2023 Proxy Statement

Committee is responsible for considering and discussing our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements and oversight of the performance of our internal audit function. Finally, the Audit Committee oversees the Company’s enterprise risk management processes, including risks related to information technology and cybersecurity matters. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. Our Governance Committee provides oversight with respect to corporate governance and ethical conduct and monitors the effectiveness of the Guidelines, including whether the Guidelines are successful in preventing illegal or improper liability-creating conduct. Our Real Estate Investment Committee is responsible for approving, or recommending that the full Board of Directors approve, transactions in excess of certain thresholds, as well as providing oversight with respect to our investment strategy, criteria, and process.

Information Technology and Cybersecurity

As discussed above, the Audit Committee oversees the evaluation of the policies and practices developed and implemented by management with respect to the risk assessment and risk mitigation of information technology and cybersecurity matters. Management briefs the Board of Directors regarding information technology and cybersecurity matters at least annually and provides interim updates to the Audit Committee on such matters on a quarterly basis.

We use third-party experts to review and test our information technology infrastructure, including constant monitoring for suspicious activity both at the infrastructure and workstation levels, routine penetration of our networks and an annual security assessment of the effectiveness of our informational technology environment to identify potential vulnerabilities. Further, we conduct mandatory information technology and cybersecurity training for all employees upon hire and at least annually thereafter, and regularly test our employees for information security awareness and adherence to our information technology and cybersecurity policies. We also provide our employees with access to educational newsletters and articles regarding relevant information technology and cybersecurity matters on a regular basis. Additionally, our management participates in annual tabletop exercises and simulations as part of our business continuity, incident response and disaster recovery planning.

To our knowledge, we have not experienced an information security breach in the last three years.

Identification of Director Nominees

The Governance Committee may identify potential candidates for our Board of Directors from other members of the Board of Directors, executive officers, and other contacts. Further, the Governance Committee may engage the services of an independent third-party search firm to assist it in identifying and evaluating potential director candidates who will bring to the Board of Directors specific skill sets as established by the Governance Committee. While we do not have any minimum qualifications with respect to director nominees, the Governance Committee considers many factors in connection with each candidate, including but not limited to the candidate’s character, wisdom, judgment, ability to make independent analytical inquiries, business experiences, understanding of our business environment, acumen, and ability to devote the time and effort necessary to fulfill his or her responsibilities, all in the context of the perceived needs of our Board of Directors at that time. While individual diversity as well as diversity in experience and areas of expertise are factors that are considered by the Governance Committee in its assessment of candidates, neither the Board of Directors nor the Governance Committee has adopted any specific diversity-driven criteria or composition requirements. Our Board of Directors seeks individuals having knowledge and experience in finance and accounting, corporate governance, risk management and senior leadership. The Governance Committee also considers factors such as experience in the Company’s industry and experience as a board member of another corporation. The Board of Directors also seeks individuals who bring unique and varied perspectives and life experiences to the Board of Directors. As such, the Governance Committee assists the Board of Directors by selecting or recommending candidates who it believes will enhance the overall diversity of the Board of Directors.

The Governance Committee does not have a policy with regard to the consideration of any director candidates recommended by stockholders. The Governance Committee believes that such a policy is not necessary because the members of our Board of Directors have access to a sufficient number of excellent candidates from which to

16	2023 Proxy Statement

select a nominee if and when a vacancy occurs on the Board of Directors. However, the Governance Committee will consider stockholder recommendations for candidates for our Board of Directors. Nominations by stockholders must be provided in a timely manner and must include sufficient biographical information so that the Governance Committee can appropriately assess the proposed nominee’s background and qualifications. For a stockholder to have his or her candidate considered by the Governance Committee for inclusion as a director nominee at the 2024 annual meeting of stockholders, stockholder submissions of candidates for nomination to the Board of Directors must be received in writing at our offices by the Company’s Secretary, 800 Clinton Square, Rochester, New York 14604 no earlier than October 26, 2023 and no later than 5:00 p.m., Eastern Time, on November 25, 2023; provided, however, that in the event that the date of the 2024 annual meeting of stockholders is advanced or delayed by more than thirty days from the first anniversary of the date of the Annual Meeting, written notice of a stockholder proposal must be delivered not earlier than the 150th day prior to the date of the 2024 annual meeting of stockholders and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of the 2024 annual meeting of stockholders or the tenth day following the day on which public announcement of the date of the 2024 annual meeting of stockholders is first made. Potential nominees recommended by a stockholder in accordance with these procedures will be considered and evaluated in the same manner as other potential nominees.

Director Orientation and Continuing Education

We provide each director who joins our Board of Directors with an initial orientation about our Company, including our business operations, strategy, policies, and governance. We also provide all of our directors with resources and ongoing education opportunities to assist them in staying informed of real estate markets, developments in corporate governance, and critical issues relating to the operation of boards of public companies and their committees.

Director Stock Ownership Policy

Pursuant to our current director stock ownership policy, each of our non-employee directors are required to acquire and retain ownership of shares of our Common Stock (excluding unvested shares of restricted stock) valued at five (5) times their annual cash retainer (not including any additional retainers for leadership or committee membership) within five years of joining the Board of Directors. Non-employee directors must retain at least 50% of any stock awards received from the Company until the minimum share ownership level is met. Shares of our Common Stock owned indirectly by a non-employee director (e.g., through a spouse) count towards meeting this stock ownership requirement.

Code of Ethics and Business Conduct Policy

We have adopted a Code of Ethics, which is available on our website at https://investors.bnl.broadstone.com. Among other matters, our Code of Ethics is designed to deter wrongdoing and to promote:

•
honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
•
full, fair, accurate, timely, and understandable disclosure in reports and documents that the Company files with, or submits to, the SEC and in offering documents, stockholder reports and other public communications made by the Company;
•
compliance with applicable laws and governmental rules and regulations;
•
the prompt internal reporting of violations of the Code of Ethics to an appropriate person or persons identified in the Code of Ethics; and
•
accountability for adherence to the Code of Ethics.

Any waiver of the Code of Ethics for our directors or executive officers must be approved by the Board of Directors or the Audit Committee, and any such waiver shall be promptly disclosed as required by law and NYSE regulations. Our employees have access to members of our Board of Directors to report anonymously, if desired, any suspicion of misconduct by any member of our senior management or executive team. Anonymous reporting is always available through the Company’s whistleblower hotline and reported to our Audit Committee quarterly.

17	2023 Proxy Statement

Corporate Governance Guidelines

Our Board of Directors adopted the Guidelines, which are available on our website at https://investors.bnl.broadstone.com. The Guidelines, which evidence the Company’s ongoing commitment to high standards of corporate conduct and compliance, are designed to assist the Board of Directors in understanding and effectively implementing its functions. The Guidelines provide a framework for the Company’s system of corporate governance and address specific issues pertaining to the Company’s governance, including the composition of the Board of Directors, director compensation, management compensation and performance evaluations, and commitment to diversity and inclusion.

Policy Prohibiting Hedging and Pledging of Company Stock

Under the Company’s Insider Trading Policy, no employee of the Company nor member of the Board of Directors may engage in any hedging transaction that would result in a lack of exposure to the full risks of ownership. Prohibited hedging transactions include, but are not limited to, collars, forward sale contracts, trading in publicly-traded options, puts, calls, or other derivative instruments related to Company stock or debt. In addition, except for the Board of Directors' ability to waive the restrictions in limited circumstances, no employee of the Company, nor member of the Board of Directors may hold Company securities in a margin account, pledge Company securities as collateral for a loan or “short” sell Company securities.

18	2023 Proxy Statement

PROPOSAL NO. 1: ELECTION OF DIRECTORS

Background

Our Charter and Bylaws provide that the number of our directors may be established, increased, or decreased by a majority of our entire Board of Directors from time to time, provided that the number of directors constituting our Board of Directors may never be less than the minimum number required by law in Maryland, our state of incorporation, or more than twelve. Our Board of Directors is currently comprised of ten directors, nine of whom are Independent Directors. Geoffrey H. Rosenberger has notified the Board of Directors that he has decided not to stand for re-election at the Annual Meeting. Accordingly, the Board of Directors will be comprised of nine members following the Annual Meeting.

Directors Skills, Qualifications and Attributes

The matrix below illustrated the diverse set of skills, knowledge, experiences, backgrounds, and personal attributes represented on our Board of Directors.

	Brooks-Williams	Coke	Duran	Felice	Hawkes	Jacobstein	Moragne	Narasimhan	Watters
Knowledge, Skills and Experience
Executive Leadership	●	●	●	●	●		●	●	●
Financial and Accounting Expertise	●	●	●	●	●	●		●	●
Human Capital Development	●				●		●		●
IT and Cybersecurity			●		●	●	●		●
Legal, Compliance and Regulatory	●		●	●	●	●	●		●
Other Public Company Boards		●			●	●
Public and Private Capital Markets Expertise		●		●	●	●	●	●	●
Real Estate		●			●	●	●	●	●
Strategic Development and Planning	●	●	●	●	●	●	●	●	●
Demographics
Race/Ethnicity
American Indian or Alaska Native
Asian								●
Black or African American	●
Caucasian		●		●	●	●	●		●
Hispanic or Latino
Native Hawaiian or Other Pacific Islander
Two or More Races			●
Gender
Female	●		●	●	●
Male		●				●	●	●	●
None of the Above
Age
Years Old	55	55	48	41	67	76	40	69	69
Board Tenure
Years	2	2	<1	<1	6	9	<1	15	15

19	2023 Proxy Statement

The Board of Directors and Governance Committee believe that the attributes above, along with the leadership skills, experience and other qualifications below provide the Company with the varying perspectives, skills and judgment necessary to guide the Company’s strategies and oversee their execution.

Required Vote

You may vote “FOR,” “AGAINST,” or “ABSTAIN” with respect to the election of each director nominee. Pursuant to the Bylaws, in an uncontested election, a majority of votes cast at the Annual Meeting is required to elect each Director. “Majority of votes cast” means that the number of shares voted “FOR” a Director’s election exceeds 50% of the total number of votes cast with respect to that Director’s election, with votes “cast” including all votes “FOR”, “AGAINST,” and “ABSTAIN.” There is no cumulative voting in the election of Directors. For purposes of the election of Directors, abstentions and other shares not voted (whether by broker non-vote or otherwise) will not be counted as votes cast and will have no effect on the result of the vote, although abstentions and broker non-votes will be considered present for the purpose of determining the presence of a quorum. The officer holding the proxies solicited in connection with this Annual Meeting will vote the shares as designated on the proxy, or if no such designation is made, in favor of the election of the nominees.

Pursuant to our Bylaws, if an incumbent nominee to the Board of Directors does not receive the affirmative vote of a majority of the votes cast at the Annual Meeting and therefore is not re-elected, such incumbent Director will promptly tender his or her resignation to the Board of Directors for consideration. The Governance Committee will recommend to the Board of Directors whether to accept or reject the resignation, or whether other action should be taken. The Board of Directors will act on the tendered resignation within ninety (90) days following certification of the stockholder vote and will promptly disclose its decision and rationale as to whether to accept the resignation (or the reasons for rejecting the resignation, if applicable) in a press release, filing with the SEC or other public announcement, including a posting on the Company’s web site. If any Director’s tendered resignation is not accepted by the Board of Directors, such Director will continue to serve until the next annual meeting of stockholders and until his or her successor is elected and qualified or his or her earlier death, retirement, resignation, or removal. If any Director’s tendered resignation is accepted by the Board of Directors, the Board of Directors may fill the resulting vacancy or decrease the size of the Board of Directors pursuant to the Bylaws.

Board Recommendation

At the Annual Meeting, nine directors are to be elected for the ensuing year and until their successors are elected and qualify. The Board of Directors has nominated nine individuals for re-election at the Annual Meeting, each to serve for a one-year term that expires at our annual meeting of stockholders in 2024 and until their successors have been elected and qualified. All nine nominees for director, listed below, currently serve as a director of the Company and all of the nominees have consented to be named in this Proxy Statement and to serve as a director if elected. If any nominee becomes unavailable for any reason, the shares represented by proxies may be voted for a substitute nominee designated by our Board of Directors.

The following biographical information highlights each nominee’s specific experience, attributes and skills that has led our Board of Directors to conclude that he or she should continue to serve as a director. We have also provided the position and office that each nominee currently holds with the Company. We are not aware of any family relationship among any of the director nominees or executive officers. All director nominee biographical information is as of March 24, 2023.

At the Annual Meeting, we will vote each valid proxy returned to us for the following nine nominees, unless the proxy specifies otherwise: Laurie A. Hawkes, John D. Moragne, Denise Brooks-Williams, Michael A. Coke, Jessica Duran, Laura Felice, David M. Jacobstein, Shekar Narasimhan, and James H. Watters. Proxies may not be voted for more than nine nominees for director. While our Board of Directors does not anticipate that any of the nominees will be unable to stand for election as a director at the Annual Meeting, if that is the case, proxies will be voted in favor of such other person or persons as our Board of Directors may designate.

Our Board of Directors unanimously recommends a vote “FOR” each of the nominees listed above for election to our Board of Directors.

20	2023 Proxy Statement

Director Nominee Biographies

Career Highlights

•
Various roles at American Residential Properties, Inc. (NYSE: ARPI) from 2008 through 2016, including co-founder, director, and President & Chief Operating Officer.
•
Various roles at U.S. Realty Advisors, LLC, a single-tenant real estate investment and asset management firm, including partner from 1997 through 2007 and President from 2003 through 2007.
•
Former Managing Director in Real Estate Investment Banking of CS First Boston Corp. from 1993 through 1995.
•
Former Director of Real Estate Investment Banking of Salomon Brothers Inc. from 1979 through 1993.
•
Service on numerous other public, private, and nonprofit boards.
•
Ms. Hawkes holds a B.A. from Bowdoin College and an M.B.A. from Cornell University.

Committee Membership(s)

•
Compensation
•
Real Estate Investment

Laurie A. Hawkes
Chairman of the Board Independent Director Director since 2016 Chairman since 2021 Age 67

Qualifications

We believe that Ms. Hawkes’s investment and business experience, including her service as the President, Chief Operating Officer, and board member of a publicly traded REIT, as well as her extensive net leased investment experience, are invaluable to the Company.

	Other Current Public Directorships • Appreciate Holdings, Inc. (NASDAQ: SFR)	Other Public Directorships (Past Five Years) • None

John D. Moragne

Career Highlights

•
Chief Executive Officer of Broadstone Net Lease, Inc. since March 2023.
•
Former Executive Vice President and Chief Operating Officer of Broadstone Net Lease, Inc. from 2018 through 2023.
•
Former Secretary of Broadstone Net Lease, Inc. from 2016 through 2021.
•
Former General Counsel and Chief Compliance Officer of Broadstone Net Lease, Inc. from 2016 through 2018.
•
Former corporate, securities and M&A attorney from 2007 through 2016.
•
Mr. Moragne holds a B.A. from SUNY Geneseo and a J.D. from The George Washington University Law School.

Committee Membership(s)

•
None

Chief Executive Officer and Director Director since 2023 Age 40

Qualifications

We believe that Mr. Moragne’s familiarity with our operations and investment and corporate strategies, having worked with or for the Company since its inception, as well as his management and leadership skills qualify him to serve on our Board of Directors and provides the Board of Directors with invaluable insight into our operations.

	Other Current Public Directorships • None	Other Public Directorships (Past Five Years) • None

21	2023 Proxy Statement

Career Highlights

•
Senior Vice President and Chief Executive Officer, North Market, for Henry Ford Health System, Inc., a leading not-for-profit health care and medical services provider.
•
Former President and Chief Executive Officer of Henry Ford Wyandotte Hospital in Wyandotte, Michigan, from 2013 through 2018.
•
Former Vice President, Operations of St. Joseph Mercy Oakland from 2007 through 2009.
•
Former Vice President, Ambulatory Services & Strategic Business Development of St. Joseph Mercy Oakland from 2004 through 2007.
•
Service as a board member for various institutional and nonprofit organizations.
•
Appointed to the Michigan Certificate of Need Commission in 2013.
•
Ms. Brooks-Williams holds both a B.A. and Master’s degree in Health Services Administration, from the University of Michigan.

Committee Membership(s)

•
Nominating and Corporate Governance
•
Real Estate Investment

Denise Brooks-Williams
Independent Director Director since 2021 Age 55

Qualifications

We believe that Ms. Brooks-Williams’ business experience, leadership skills, community involvement, and vast knowledge of the health care industry provide a unique and distinct perspective that is vital to the continued growth of the Board of Directors and the Company.

	Other Current Public Directorships • None	Other Public Directorships (Past Five Years) • None

Career Highlights

•
President and Co-Founder of Terreno Realty Corp. (NYSE: TRNO), a publicly traded REIT focusing on industrial real estate properties in six major U.S. coastal markets.
•
Former Chief Financial Officer of Terreno Realty Corp. from 2010 through 2013.
•
Co-founder and managing partner of Terreno Capital Partners LLC from 2007 through 2010.
•
Former President and CEO of IAT Aviation Facilities from 2005 through 2007.
•
Various roles at AMB Property Corporation (now known as Prologis) (NYSE: PLD) from 1997 through 2007, including Chief Financial Officer and Executive Vice Present from 1999 through 2007.
•
Former real estate auditor for Arthur Anderson, LLP from 1990 through 1997.
•
Member of the board of trustees of the California State University East Bay Education Foundation.
•
Mr. Coke holds a B.A. in Business Administration and Accounting from California State University, Hayward.

Committee Membership(s)

•
Audit (Chair)
•
Real Estate Investment

Michael A. Coke
Independent Director Director since 2021 Age 55

Qualifications

We believe that Mr. Coke’s extensive financial and business experience, including his role as the president of a publicly traded REIT, his current and prior service as a board member of publicly traded companies, and expertise in the industrial sector of the REIT space provide great value to the Board of Directors and the Company.

	Other Current Public Directorships • Terreno Realty Corp.	Other Public Directorships (Past Five Years) • Digital Realty Trust (NYSE: DLR)

22	2023 Proxy Statement

Jessica Duran

Career Highlights

•
Managing Director and Chief Financial Officer of TSG Consumer Partners since 2017.
•
Various roles at Deloitte & Touche, LLP, including Tax Senior Manager from 2009 through 2012 and Partner from 2012 through 2017.
•
Vice President, Tax at AMB Property Corporation (now known as Prologis) (NYSE: PLD) from 2004 through 2009.
•
Ms. Duran holds a B.S. in Business Administration with a concentration in Accounting from Sonoma State University.
•
Ms. Duran is a Certified Public Accountant.
•
None

Committee Membership(s)

Qualifications

We believe that Ms. Duran’s in-depth knowledge of the private equity industry and her extensive tax and REIT experience are extremely beneficial to the Board of Directors and the Company.

Independent Director	Other Current Public Directorships • None	Other Public Directorships (Past Five Years) • None
Director since 2023 Age 48

Career Highlights

•
Executive Vice President, Chief Financial Officer of BJ’s Wholesale Club Holdings, Inc. (NYSE: BJ) (“BJ’s”) since 2021.
•
Senior Vice President, Controller of BJ’s from 2016 through 2021.
•
Various roles at Clarks Americas, Inc., a footwear chain, from 2008 through 2016, including Senior Vice President of Finance (2015 through 2016).
•
PricewaterhouseCoopers LLP from 2003 through 2008.
•
Chair of the Board of Directors Massachusetts Society of CPAs, and Chair of its Finance Committee.
•
Ms. Felice holds a Master's degree in Accounting and a B.S. with a double major in Finance and Accounting from Boston College.
•
Ms. Felice is a Certified Public Accountant.
•
None

Committee Membership(s)

Laura Felice
Independent Director Director since 2023 Age 41

Qualifications

We believe that Ms. Felice’s wide-ranging knowledge of the retail industry and her service as the chief financial officer of a publicly traded company provide valuable insight to the Board of Directors and the Company.

	Other Current Public Directorships • None	Other Public Directorships (Past Five Years) • None

23	2023 Proxy Statement

Career Highlights

•
Provider of real estate consulting services since 2009.
•
Former senior advisor to the real estate industry group at Deloitte & Touche LLP from 2007 through 2009.
•
Former President and Chief Operating Officer of Developers Diversified Realty Corp., now known as SITE Centers (NYSE: SITC) (“DDR”) from 1997 through 2007.
•
Former member of the Board of Directors of Corporate Office Properties Trust (NYSE: OFC) (“COPT”) from 2009 through 2022.
•
Former member of the Board of Directors of Developers Diversified Realty Corp. from 2000 through 2004.
•
Former Vice Chairman and Chief Operating Officer of Wilmorite, Inc. from 1986 through 1999.
•
Mr. Jacobstein holds a B.A. from Colgate University and a J.D. from The George Washington University Law School.

Committee Membership(s)

•
Audit
•
Compensation (Chair)
•
Nominating and Corporate Governance

David M. Jacobstein
Independent Director Director since 2013 Age 76

Qualifications

We believe that Mr. Jacobstein’s extensive financial and business experience, including his service as the chief operating officer of DDR and a board member of DDR and COPT, two large publicly traded REITs, as well as his legal background, provide the Board of Directors with a unique perspective that is beneficial to the Board of Directors and the Company. In addition, his experience in financial matters and risk management and as the former chair of another publicly traded REIT audit committee, allows him to provide guidance to the Board in overseeing financial and accounting aspects of our operations.

	Other Current Public Directorships • None	Other Public Directorships (Past Five Years) • Corporate Office Properties Trust

Career Highlights

•
Co-founder and Managing Partner of Beekman Advisors, Inc. since 2003.
•
Managing Director of Prudential Mortgage Capital Company from 2000 through 2003.
•
Various roles at WMF Group Ltd. (formerly NASDAQ: WMFG) from 1979 through 2000, including Chairman and Chief Executive Officer.
•
Serves as a director of several private companies and has extensive board service for companies in the real estate and lending industries.
•
Mr. Narasimhan holds a B.S. in Chemical Engineering from the Indian Institute of Technology, New Delhi, India, and an M.B.A. from the Katz Graduate School of Business at the University of Pittsburgh.

Committee Membership(s)

•
Nominating and Corporate Governance
•
Real Estate Investment (Chair)

Shekar Narasimhan
Independent Director Director since 2007 Age 69

Qualifications

We believe that Mr. Narasimhan’s extensive investment and business experience, including his service as the chief executive officer and a board member of a publicly-traded commercial mortgage financial services company, his profile in the industry, and his oversight experience are invaluable to the Board of Directors and the Company.

	Other Current Public Directorships • None	Other Public Directorships (Past Five Years) • None

24	2023 Proxy Statement

Career Highlights

•
Senior Vice President and Treasurer, Finance, and Administration of Rochester Institute of Technology (“RIT”) since 1997.
•
Vice chairman of RIT’s global subsidiary, where he negotiates business models and real estate transactions for RIT’s global campuses.
•
Various roles at the University of Pittsburgh from 1981 through 1997, including Assistant Vice Chancellor for Finance and Business and Assistant Vice Chancellor for Real Estate and Management.
•
Service on various profit and nonprofit boards throughout Rochester, New York, including Canandaigua National Corporation.
•
Dr. Watters holds a B.S., M.S., and Ph.D. from the University of Pittsburgh.

Committee Membership(s)

•
Compensation
•
Nominating and Corporate Governance (Chair)

Dr. James H. Watters
Independent Director Director since 2007 Age 69

Qualifications

We believe that Mr. Watters’ extensive financial and business experience, leadership skills, and experience in strategic planning are of great benefit to the Board of Directors and the Company. In addition, his knowledge and background in finance allows him to provide guidance to the Board of Directors in overseeing the financial aspects of our operations.

	Other Current Public Directorships • None	Other Public Directorships (Past Five Years) • None

25	2023 Proxy Statement

PROPOSAL NO. 2: APPROVAL OF AMENDED AND RESTATED CHARTER

Background

The Board of Directors is proposing to amend and restate the Company’s Charter by adopting the attached Articles of Amendment and Restatement (the “Amended Charter”). The Board of Directors recommends that our stockholders approve the Amended Charter because it believes that the approval of the Amended Charter is in the best interests of the Company and its stockholders, as discussed below.

Governance-Related Revisions

The Board of Directors and Governance Committee have structured our corporate governance in a manner we believe closely aligns our interests with those of our stockholders. In connection with the Company’s initial public offering (“IPO”) in September 2020, the Board of Directors and Governance Committee took notable steps to ensure this alignment. As the Company continues its post-IPO evolution, the Board of Directors and Governance Committee continue to work to maintain such alignment. As previously announced in a Current Report on Form 8-K filed with the SEC on May 11, 2021, the Board of Directors identified certain stockholder-friendly amendments to the Charter that it believes are in the best interest of the Company and its stockholders. The Board of Directors proposed certain revisions to the Company’s Charter at the Company’s 2022 Annual Meeting of Stockholders. While such proposal received the overwhelming support of those stockholders who voted on the proposal, it did not ultimately receive the affirmative vote of two-thirds of our issued and outstanding Common Stock entitled to be cast on this proposal as required by Maryland law. Notwithstanding the results of the 2022 Annual Meeting, the Board of Directors continues to believe that the proposed revisions to the Charter, as discussed below, are in the best interest of the Company and its stockholders.

In this regard, the Board of Directors is proposing the following revisions to the Charter:

•
Amending Section 5.1(c) (previously Section 5.1(d)) to provide that stockholders may fill a vacancy on the Board of Directors resulting from the removal of a director;
•
Adding Section 6.13, which incorporates the Company’s prior opt-out of various provisions of the Maryland General Corporation Law that are commonly referred to as the Maryland Unsolicited Takeovers Act into the main body of the Charter. The Company previously disclosed such opt-out in its Current Report on Form 8-K filed with the SEC on September 18, 2020;
•
Adding Section 8.1, which lowers the threshold for stockholder approval of amendments to the Charter from a statutory default of two-thirds of the votes entitled to be cast on the matter to a majority of the votes entitled to be cast; and
•
Adding Section 8.2, which lowers the threshold for stockholder approval of extraordinary actions from a statutory default of two-thirds of the votes entitled to be cast on the matter to a simple majority of the votes entitled to be cast.

Internalization-Related Revisions

On February 7, 2020, the Company and Broadstone Net Lease, LLC, its operating company (the “OP”), entered into a series of transactions that internalized the external management functions (the “Internalization”) previously performed for the Company by a third-party manager (“BRE”) and asset manager. The Company’s Charter, as originally filed, contained certain provisions that reflected this external management structure, including provisions to address potential conflict inherent in such structure that no longer exist because the Company is internally managed.

26	2023 Proxy Statement

In addition to the revisions described above, the Board of Directors is proposing the following revisions to the Charter:

•
Deletion of the definition of “Determined Share Value,” which is no longer relevant because the Company is publicly traded, as well as certain conforming changes in connection to the deletion of this term;
•
Deletion of the definition of “Independent Directors Committee,” which no longer exists following the Internalization and IPO, as well as certain conforming changes in connection with the deletion of this term;
•
Removal of Section 5.6, which requires approval of the Board of Directors for all borrowings; and
•
Additional conforming and cosmetic revisions in connection with the Internalization.

Additional Conforming Items

Finally, the Amended Charter reflects terms set forth in certain Articles Supplementary and Articles of Amendment to the Articles of Incorporation that were previously adopted by the Board of Directors in connection with the IPO and included in our Charter, including an increase in the number of shares authorized for issuance, the creation of the Company’s (now defunct) Class A Common Stock, and the effectuation of a four-for-one stock split. As mentioned, these provisions were previously adopted by the Board of Directors, are included in the Amended Charter solely as conforming changes, and do not result in changes to substantive terms.

Required Vote

You may vote “FOR,” “AGAINST,” or “ABSTAIN” with respect to the approval of the Amended Charter. Pursuant to §2-604(f) of the MGCL, the affirmative vote of two-thirds of the votes entitled to be cast by the holders of our issued and outstanding Common Stock is required to approve the Amended Charter. For purposes of the vote to approve the Amended Charter, any shares not voted (whether by abstention, broker non-vote, or otherwise) will be counted as votes “AGAINST” this proposal. Given the higher threshold required to approve this proposal, as well as the effect of broker non-votes on this proposal, it is important that you provide voting instructions to your broker on this proposal if you are in favor of the approval of the Amended Charter.

If our stockholders approve the Amended Charter, we intend to promptly file it, and it will become effective upon the filing thereof, with the State of Maryland Department of Assessments and Taxation. If the proposal is not approved by our stockholders, the Amended Charter will not be filed with the Department of Assessments and Taxation, and the proposed revisions discussed above will not be adopted.

Board Recommendation

A draft of the proposed Amended Charter, showing the stricken text (indicated textually as stricken text) and added text (indicated textually as bold and double-underlined text), is attached to this Proxy Statement as Annex A.

Our Board of Directors unanimously recommends a vote “FOR” the approval of the Amended Charter.

27	2023 Proxy Statement

PROPOSAL NO. 3: SAY ON PAY

Background

Section 14A of the Exchange Act requires the Company to request stockholder approval, on an advisory basis, of the compensation paid to our NEOs as disclosed pursuant to the SEC’s compensation disclosure rules. This proposal is commonly known as a “say-on-pay” proposal.

As part of the Compensation Committee’s efforts to ensure that the interests of our NEOs are aligned with those of our stockholders, the Compensation Committee considers the results of the Company’s stockholder advisory votes on executive compensation. The Committee considers these results to reflect substantial stockholder support of the Company’s executive compensation program, and has continued to consider stockholder feedback when reviewing, designing, and implementing our executive compensation program.

The Compensation Discussion and Analysis beginning on page 33 of this Proxy Statement sets forth detailed information about our executive compensation program.

Our executive compensation program is designed to (i) attract, engage, and retain a high-quality workforce that helps achieve immediate and longer-term success and (ii) motivate and inspire behavior that fosters a high performing culture and is focused on delivering business objectives. We believe that our executive compensation program accomplishes these objectives while remaining strongly aligned with the long-term interests of our stockholders.

At our 2022 Annual Meeting of Stockholders, our stockholders voted in support of annual advisory votes on future executive compensation proposals. The Board of Directors expects that the next say-on-pay vote will occur in 2024.

Required Vote

You may vote “FOR,” “AGAINST” or “ABSTAIN” with respect to the non-binding approval of our fiscal 2022 executive compensation. The affirmative vote of a majority of all votes cast at the Annual Meeting or by proxy is required to approve this non-binding advisory proposal. For purposes of this non-binding advisory vote, any shares not voted (whether by abstention, broker non-vote, or otherwise) will not be counted as a vote cast and will have no impact on the result of the vote, although abstentions will count toward the presence of a quorum.

The vote of the stockholders with respect to this proposal is an advisory vote, and the results will not be binding on the Board of Directors or the Company. However, the Board of Directors and the Compensation Committee, which is comprised entirely of independent directors, will consider the outcome of the votes when making future decisions regarding executive compensation.

Board Recommendation

As an advisory vote, this proposal is not binding upon the Company. However, our Compensation Committee will continue to use stockholder feedback, both as expressed by your say-on-pay vote and as provided directly to us, as an important consideration in making future NEO compensation decisions.

Our Board of Directors unanimously recommends a vote “FOR” adoption of the following resolution:

RESOLVED, that the stockholders of the Company approve, on an advisory basis, the compensation of the Company’s named executive officers for fiscal 2022, as disclosed within this Proxy Statement pursuant to the compensation disclosure rules of the Exchange Act (Item 402 of Regulation S-K), which disclosure includes the Compensation Discussion and Analysis, summary executive compensation tables, and related narrative information contained in this Proxy Statement.

28	2023 Proxy Statement

COMPENSATION OF DIRECTORS

Director Compensation Program for 2022

During the first quarter of 2022, the non-employee directors each received the first installment of the $135,000 annual cash retainer, payable in arrears in equal quarterly installments, as well as the first installment of additional annual retainers paid to non-employee directors for their services on certain committees of the Board of Directors, as applicable, payable in arrears in quarterly installments as follows: (i) $50,000 to the Chairman of the Board of Directors; (ii) $20,000 to the Lead Independent Director (to the extent our Chairman is not deemed independent); (iii) $17,500 to the chairperson of the Audit Committee; (iv) $12,500 to the chairperson of each of the Compensation Committee, the Governance Committee, and the Real Estate Investment Committee; (v) $8,750 to non-chairperson committee members of the Audit Committee; and (vi) $6,250 to non-chairperson committee members of each of the Compensation Committee, the Governance Committee, and the Real Estate Investment Committee (the “2021 Compensation Program"). During the second quarter of 2022, the non-employee directors each received a pro-rated amount of the second installment of the 2021 Compensation Program for their service on the Board and committees, as applicable, until the effective date of the Company’s revised Non-Employee Director Compensation Policy (the “Revised Compensation Policy”) on May 5, 2022.

The retainers payable to the non-employee directors as described above were paid in the form of shares of our Common Stock with a value equal to the amount of the applicable retainer payment, provided that, in accordance with the terms of the director compensation and stock ownership policy in effect for 2022, three of our non-employee directors elected to receive 30% of such compensation in the form of cash. In order for a non-employee director to elect to receive such compensation in the form of a mixture of shares of our Common Stock and cash, the non-employee director must maintain the minimum stock retention limit established by the Board of directors from time to time, which is presently a minimum of $250,000 in shares of our Common Stock. The Company does not issue fractional shares of its Common Stock. Accordingly, the Company opted to pay its directors the cash value of any fractional share that would otherwise be issued as such directors’ fees. As a result, even directors who did not elect to receive cash compensation received de minimis cash amounts during 2022.

Starting on May 5, 2022, our non-employee directors each received an annual cash retainer of $60,000 for their service as our directors, payable in arrears in equal quarterly installments. In addition, we paid the following additional annual retainers: (a) $70,000 to the Chairman; (b) $20,000 to the chairperson of the Audit Committee; (c) $15,000 to each of the chairpersons of the Compensation Committee, Governance Committee, and Real Estate Investment Committee; (d) $10,000 to each non-chairperson member of the Audit Committee; and (e) $7,500 to each non-chairperson member of each of the Compensation Committee, Governance Committee, and Real Estate Investment Committee.

In addition to the cash retainers discussed above, each non-employee director received an annual equity grant in the form of restricted stock with a fair market value on the date of grant equal to $100,000 (each an “Annual Equity Award”). Non-employee directors received an Annual Equity Award on the close of business on the date of the Company’s 2022 annual meeting of stockholders. Shares of restricted stock issued pursuant to the 2022 Annual Equity Award will vest on the earlier of (i) the one-year anniversary of the date of grant; and (ii) the date of the next annual meeting of stockholders, provided that the next annual meeting of stockholders is at least 50 weeks after the applicable date of grant. We also reimburse our directors for reasonable travel and other reasonable expenses incurred in connection with attending meetings of our Board of Directors and committees thereof and otherwise performing their duties as directors.

29	2023 Proxy Statement

The table below sets forth certain information regarding the compensation earned by or paid to our directors during the fiscal year ended December 31, 2022.

Director Compensation in Fiscal 2022

Name	Fees Earned or Paid-In Cash (1)	Stock Awards (2)	Total
Christopher J. Czarnecki	$—	$—	$—
Denise Brooks-Williams (3)	30,317.50	87,903.65	118,221.15
Michael A. Coke (3)	35,379.50	89,380.11	124,759.61
Laurie A. Hawkes (3)	58,605.86	117,692.21	176,298.07
David M. Jacobstein (3)	68,035.76	71,411.35	139,447.11
Agha S. Khan (3)(4)	29.69	84,177.04	84,206.73
Shekar Narasimhan (3)	60,835.73	64,140.22	124,975.95
Geoffrey H. Rosenberger (3)	31,341.04	89,380.11	120,721.15
James H. Watters (3)	62,418.67	67,773.63	130,192.30

Totals	$346,963.75	671,858.32	1,018,822.07

(1)
Includes de minimis amounts paid to each non-employee director in cash in lieu of issuing fractional shares.
(2)
The amounts shown in this column reflect the aggregate fair value of shares of our Common Stock computed as of the grant date in accordance with the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 718. The valuation assumptions used in determining such amounts are described in Note 2 – Summary of Significant Accounting Policies – Stock-Based Compensation to the audited consolidated financial statements of the Company included in the Annual Report on Form 10-K for the year ended December 31, 2022.
(3)
2022 Non-employee directors.
(4)
Mr. Khan departed the Board of Directors effective at the conclusion of the Company’s 2022 Annual Meeting of Stockholders on May 5, 2022.

Director Compensation Program for 2023

The non-employee director compensation program for 2023 remains unchanged from the Revised Compensation Policy.

In accordance with the Revised Compensation Policy, our directors, except for directors who are employed by us, will receive an annual cash retainer of $60,000, payable in arrears in equal quarterly installments as compensation for services as a director. Additional annual cash retainers are paid to directors as follows, payable in arrears in quarterly installments:

•
$70,000 to the Chairman of the Board;
•
$20,000 to the chairperson of the Audit Committee;
•
$15,000 to the chairperson of each the Compensation Committee, the Governance Committee, and the Real Estate Investment Committee;
•
$10,000 to non-chairperson committee members of the Audit Committee; and
•
$7,500 to non-chairperson committee members of each of the Compensation Committee, the Governance Committee, and the Real Estate Investment Committee.

In addition to the cash retainers discussed above, each non-employee director will receive an annual equity grant in the form of restricted stock with a fair market value on the date of grant equal to $100,000 (each an “Annual Equity Award”). Non-employee directors will receive an Annual Equity Award on the close of business on the date of each of the Company’s annual meetings of stockholders. Shares of restricted stock issued pursuant to each Annual Equity Award will vest on the earlier of (i) the one-year anniversary of the date of grant; and (ii) the date of the next annual meeting of stockholders, provided that the next annual meeting of stockholders is at least 50 weeks after the applicable date of grant. We also reimburse our directors for reasonable travel and other expenses incurred in connection with attending meetings of our Board of Directors and committees thereof and otherwise performing their duties as directors.

30	2023 Proxy Statement

EXECUTIVE OFFICERS OF THE COMPANY

The following table and biographical descriptions provide information about our executive officers.

Name	Age	Position

John D. Moragne	40	Chief Executive Officer and Director
Ryan M. Albano	41	President and Chief Operating Officer
Kevin M. Fennell	37	Executive Vice President and Chief Financial Officer
John D. Callan, Jr.	38	Senior Vice President, General Counsel, and Secretary
Michael B. Caruso	29	Senior Vice President, Corporate Strategy and Investor Relations
Timothy D. Dieffenbacher	35	Senior Vice President, Chief Accounting Officer, and Treasurer
Laurier James Lessard, Jr.	55	Senior Vice President, Asset Management
Jennie O’Brien	40	Senior Vice President, Accounting and Controller
Roderick A. Pickney	45	Senior Vice President, Acquisitions
Molly Kelly Wiegel	52	Senior Vice President, Human Resources and Administration
Andrea T. Wright	41	Senior Vice President, Property Management

Biographical information regarding of our executive officers is set forth below. See the biography of Mr. Moragne under “Director Nominee Biographies” above.

Ryan M. Albano has served as our President and Chief Operating Officer since March 2023. Mr. Albano is responsible for leading and managing the Company’s acquisitions, dispositions, asset management, leasing, property management and credit risk functions and affairs for the Company. Prior to becoming our Chief Operating Officer, Mr. Albano served as the Company’s Executive Vice President and Chief Financial Officer from February 2017 to March 2023 and as the Company’s Vice President of Finance from 2013 until February 2017. From 2011 until 2013, Mr. Albano served in various roles for Manning & Napier, Inc. (NYSE: MN), initially assisting in the successful execution of Manning and Napier, Inc.’s IPO in 2011 and subsequently serving as Assistant CFO of the company’s mutual fund division. From 2004 until 2011, Mr. Albano worked for KPMG LLP in various roles serving both public and private companies. He holds an M.B.A. in finance and competitive strategy from the Simon Graduate School of Business at the University of Rochester and a B.S. in accounting from St. John Fisher College.

Kevin M. Fennell has served as our Executive Vice President and Chief Financial Officer since March 2023. Mr. Fennell is responsible for strategic and financial planning, monitoring key performance metrics, financial reporting, accounting, capital markets strategy and activities, and the information technology function. Prior to becoming our Chief Financial Officer, Mr. Fennell served as the Company’s Senior Vice President, Capital Markets & Credit Risk from March 2019 to March 2023. From July 2008 to March 2019, Mr. Fennell served in various positions at BMO Capital Markets/BMO Harris Bank, including Real Estate Corporate Banking from December 2017 to March 2019, where he focused on debt financing for private and public REITs and real estate operating companies. Mr. Fennell holds a B.S. in Finance from the University of Illinois at Urbana-Champaign.

John D. Callan, Jr. has served as our Senior Vice President since February 2020, as General Counsel since August 2018, and as Secretary since July 2021. Mr. Callan previously served as our Associate Counsel from November 2017 to August 2018. He is responsible for overseeing the legal, corporate governance, and risk management affairs of the Company, as well as the Company's ESG-related initiatives. From September 2015 to November 2017, Mr. Callan served as Corporate Counsel at Kodak Alaris, and was a corporate and securities attorney at Harter Secrest & Emery from September 2011 to September 2015. Mr. Callan holds a B.A. from SUNY Oneonta and a J.D. from Albany Law School.

Michael B. Caruso has served as our Senior Vice President, Corporate Strategy and Investor Relations since March 2023. Mr. Caruso has been with Broadstone since November 2015 and has served in various capacities including Senior Vice President, Corporate Finance and Investor Relations from 2021 to March 2023, Vice President, Finance from 2019 to 2021, and Director, Finance from 2015 to 2019. Mr. Caruso is responsible for

31	2023 Proxy Statement

overseeing the corporate strategy and investor relations functions and supports both equity and debt capital markets activities. Mr. Caruso holds a B.S. in Finance and a B.A. in Economics from St. Joseph’s University.

Timothy D. Dieffenbacher has served as our Senior Vice President and Chief Accounting Officer since August 2017 and as Treasurer since February 2019. Mr. Dieffenbacher previously served as our Director, Financial Reporting from February 2017 to August 2017. Mr. Dieffenbacher’s primary responsibilities include overseeing the Company’s SEC reporting, accounting, and internal control functions. Prior to joining the Company, Mr. Dieffenbacher was a Senior Manager at KPMG LLP from December 2014 to February 2017 and provided audit services to domestic and multinational public companies. From September 2012 to December 2014, Mr. Dieffenbacher served as a divisional controller for DeLaval, Inc., a global manufacturing organization in the dairy industry. Mr. Dieffenbacher is a certified public accountant and holds a B.S. in Accounting from SUNY Brockport.

Laurier James Lessard, Jr. has served as our Senior Vice President, Asset Management since August 2017. Mr. Lessard previously served as our Vice President, Acquisitions from March 2015 to March 2017. Mr. Lessard’s primary responsibilities include research, property dispositions, and tenant and property review and evaluation. From May 2005 to March 2015, Mr. Lessard served as Assistant Vice President of Asset Management at The Macerich Company (NYSE: MAC), and was Assistant Vice President at Wilmorite Property Management from April 1998 to May 2005. Mr. Lessard holds an M.B.A. from the Simon Graduate School of Business at the University of Rochester and a B.A. from SUNY Cortland.

Jennie O’Brien has served as our Senior Vice President, Accounting and Controller since February 2023. Ms. O’Brien previously served as the Company’s Vice President, Accounting and Controller from January 2018 to February 2023, and as the Company’s Controller since October 2014. Ms. O’Brien’s responsibilities focus on financial reporting, technical accounting, month and quarter-end close, and maintaining internal controls over financial reporting. Prior to joining the Company, Ms. O’Brien spent ten years at a regional public accounting firm in Rochester, New York, most recently serving as an Assurance Manager providing audit and tax services to companies in various industries. Ms. O’Brien is a certified public accountant and holds a B.S. in Accounting from SUNY Geneseo.

Roderick A. Pickney has served as our Senior Vice President, Acquisitions since August 2017. Mr. Pickney previously served as our Vice President, Acquisitions from January 2015 to August 2017. Mr. Pickney’s primary responsibilities include overseeing all acquisition activities of the Company, including identifying, analyzing, and acquiring real estate opportunities. Prior to joining the Company in 2015, Mr. Pickney served as Associate Director at Stan Johnson Company from September 2004 to December 2014. Mr. Pickney worked in the audit department at Grant Thornton, LLP from 2003 to 2004 and BKD, LLP from 2000 to 2003. Mr. Pickney holds a B.B.A. in Accounting from Evangel University.

Molly Kelly Wiegel has served as our Senior Vice President, Human Resources and Administration since March 2023. From February 2020 to March 2023, Ms. Wiegel served as the Company's Senior Vice President, Human Resources. From January 2013 to February 2020, Ms. Wiegel served in various roles for Broadstone Real Estate, LLC, including as its Senior Vice President, Human Resources from August 2018 to 2020. Ms. Wiegel’s responsibilities include overseeing the Company’s human resources activities, including employee recruitment, performance management, training and development, compliance, as well as leading and managing the Company's administrative and business operations functions. Ms. Wiegel previously served as Human Resources Director of Rochester Optical from 2012 through 2013, and was Director of Staff Professional Development and Director of Human Resources Operations at Nixon Peabody LLP from August 2002 to June 2011. Ms. Wiegel holds an M.S. in Career and Human Resource Development from the Rochester Institute of Technology and a B.A. in Psychology from the University of Rochester.

Andrea T. Wright has served as our Senior Vice President, Property Management since February 2021. Ms. Wright previously served as Vice President, Property Management from July 2018 to February 2021. She is responsible for overseeing the Company’s leasing and property management function, due diligence, and tenant relations. Prior to joining the Company, Ms. Wright was a transactional real estate attorney from 2007 through 2018. Ms. Wright holds a B.A. from the University of South Carolina and a J.D. from the University of Richmond School of Law.

32	2023 Proxy Statement

EXECUTIVE COMPENSATION

Compensation Discussion & Analysis

Purpose

This Compensation Discussion and Analysis (“CD&A”) presents in detail our compensation philosophy and practices for the compensation program for our named executive officers (“NEOs”) listed below, describing the elements of compensation, the objectives of those elements and the considerations of our Compensation Committee in making 2022 compensation decisions. We encourage you to read this CD&A in conjunction with the compensation tables that follow for additional context to the Compensation Committee’s decisions.

Name	Position
Christopher J. Czarnecki(1)	Chief Executive Officer and President
Ryan M. Albano(2)	Executive Vice President and Chief Financial Officer
John D. Moragne(3)	Executive Vice President and Chief Operating Officer
Roderick A. Pickney	Senior Vice President, Acquisitions
John D. Callan, Jr.	Senior Vice President, General Counsel and Secretary

(1)
Mr. Czarnecki resigned from the Company, effective February 28, 2023.
(2)
Mr. Albano was promoted to President and Chief Operating Officer, effective February 28, 2023. In connection with Mr. Albano’s promotion, Kevin M. Fennell was promoted to Executive Vice President and Chief Financial Officer, also effective February 28, 2023.
(3)
Mr. Moragne succeeded Mr. Czarnecki as Chief Executive Officer of the Company, effective February 28, 2023.

2022 Business Highlights

Operating Results
•
Generated AFFO of $252.2 million, or $1.40 per diluted share, representing 6.9% growth over the prior year.
•
Collected more than 99.9% of base rents due.
•
Ended the year with economic occupancy of 99.4%.

Investment Activity	• Invested $907.2 million at a weighted average initial cash capitalization rate of 6.4%. • Sold eight properties for net proceeds of $57.9 million at a weighted average cash capitalization rate of 5.6%.
Balance Sheet Management
•
Ended the year with approximately $825 million of liquidity.
•
Completed a forward equity offering of 13,000,000 shares of Common Stock for net proceeds of $273.2 million after deducting underwriting discounts.
•
Sold 10,470,785 million shares of Common Stock for net proceeds of $222.9 million under our ATM Program.

33	2023 Proxy Statement

2022 Executive Compensation Highlights

What We Reward	How We Link Pay to Performance	How We Assess Pay
•
Successful execution of the annual business plan and the achievement of key financial metrics.
•
Decision-making that yields long-term value creation for stockholders.
•
Sustained growth over the long-term and the successful execution of our long-term strategic business plan.

•
Inclusion of key financial metrics in our annual cash incentive plan to ensure NEOs are rewarded for performance relative to our annual budget.
•
Long-term incentives comprised of a mix of performance-based units and time-based restricted stock awards, linking a substantial portion of pay opportunity to long-term performance.
•
Majority of total target pay opportunity is at-risk and tied to Company performance.

•
Overall target total compensation opportunity is assessed for competitiveness relative to a peer group of comparable REITs.
•
The structure of our executive compensation program is reviewed relative to the peer group and general best practice and governance standards.

Based on our annual assessment of market practices and our compensation objectives, we have implemented a pay-for-performance compensation structure that includes:

•
Salary – Provides a fixed level of compensation
•
Bonus – Cash bonus opportunities to our NEOs that are calculated based on the achievement of pre-established performance factors
•
LTIP – Annual stock grants are allocated 40% to time-based restricted shares and 60% to performance-based restricted stock units for our CEO and Executive Vice Presidents (70% time-based and 30% performance-based for our Senior Vice Presidents in 2022)

The charts below illustrate the allocation of the principal compensation components at target for our CEO and for other NEOs, as an average, for fiscal 2022.

34	2023 Proxy Statement

Determining Executive Compensation

Executive Compensation Practices

WHAT WE DO	WHAT WE DON’T DO

Pay for performance. Approximately 83% of our CEO’s total target compensation and an average of approximately 70% of our other NEOs total target compensation is variable compensation, and 53% of our CEO’s total target compensation and an average of 41% of other NEOs total target compensation is tied directly to achievement of specified performance goals.

Hedging/pledging of Company stock. We prohibit our officers and directors from hedging, margining, pledging, short-selling or publicly trading options in our stock.

Objective metrics for incentive compensation. For our CEO and Executive Vice Presidents (each, an “EVP”), 75% of the annual bonus and 60% of the long-term incentive awards are based on pre-defined objective performance measures, and for our Senior Vice Presidents (each, an “SVP”), 50% of the annual bonus and 30% of the long-term incentive awards was based on objective criteria, each of which will be disclosed with sufficient detail to allow stockholders to calculate performance.

No guaranteed or uncapped payouts. We do not have any guaranteed minimum payouts or uncapped payouts.
Encourage long-term outlook. Long-term equity performance-based awards have a three-year vesting period and are based on relative total shareholder return outcomes.	Excise tax gross-ups. We do not pay excise tax gross-ups on change-in-control payments.
Independent compensation consultant. The Compensation Committee retains an independent compensation consultant and reassesses the consultant’s independence annually.	Significant perquisites. We do not pay our executives with significant perquisites.

Clawback policy. We maintain a robust clawback policy that allows the Company to recoup incentive compensation earned by executive officers or other employees in the event of a material restatement of the Company’s financial statements.

No single-trigger change in control bonus payments or acceleration of vesting. None of our outstanding equity awards become automatically vested upon a change in control (unless the awards are not assumed in the change in control transaction).

Peer groups We review our peer group annually and engage in rigorous benchmarking to align our executive compensation with the market, as our target total direct compensation for our NEOs is not more than the median of our peer group.

No SERP. We do not provide a supplemental executive retirement plan.

35	2023 Proxy Statement

Compensation Philosophy

Our executive compensation program is designed to attract and retain the leadership needed for the success of our business. The Compensation Committee, working with Ferguson Partners Consulting, L.P. (“FPC”) as its independent compensation consultant, has reviewed, approved and implemented an overall philosophy and framework for executive compensation matters.

The Compensation Committee maintains a framework that sets forth a compensation strategy intended to support the Company’s strategic plan, business objectives and competitive outlook. The pillars of the Company’s philosophy, used as guideposts for the Compensation Committee’s work in selecting and evaluating executive compensation elements and design, include the following:

•
Competitive in the Marketplace: Attract, retain and motivate highly skilled executives by providing a total compensation package that is competitive in the market, taking into account the size and characteristics of the Company.
•
Alignment of Stockholder Interests: Align the interests of management and the Company’s stockholders through the use of performance-based restricted stock units (a performance incentive) and restricted stock awards (a retention incentive) and by encouraging executives to accumulate substantial ownership in the Company.
•
Balance of Elements: Encourage management to balance short-term goals against longer-term objectives and to take risks consistent with the Company’s financial and strategic goals.
•
Pay-for-performance culture: Emphasize variable performance-based compensation, with metrics aligned to the Company’s short-term and long-term financial results and business strategy, ensuring a high degree of performance orientation in our executive compensation program.

Elements of Compensation

Our executive compensation program consists of a mix of fixed and variable pay elements, with the latter tied to both short- and long-term company success. Performance-based pay elements are linked to goals that we believe will deliver both year-to-year and long-term increases in stockholder value. The elements of total direct executive compensation include:

36	2023 Proxy Statement

Compensation Element	Rationale
Base Salary

•     Provide NEOs with a degree of stability and financial certainty;

•     Essential to attract and retain high quality talent in competitive environment; and

•     Amount correlated with role, responsibility, tenure and experience.

Annual Incentive Award

•     Reward achievement of short-term Company performance and individual accomplishments;

•     Supplements base salary for competitive level of total cash compensation; and

•     Highlights success on Company and individual levels in execution of annual business plan.

Long-Term Incentive Awards

•     Reward performance that results in increased stockholder value over time;

•     Provide incentives for long-term value creation which encourages retention; and

•     Increase in ownership stake and alignment of interests with our stockholders.

Standard Benefits	• NEOs participate in Company employee benefit plans and programs on substantially the same basis as other employees.

The Compensation Committee does not maintain any formal policy or formula for allocating the mix of compensation as it believes it is more important to remain flexible to respond to business needs and shifts in the marketplace in which the Company must compete to recruit and retain executive talent, and also to take into consideration individual performance and responsibilities of the NEOs each year. Therefore, the Compensation Committee retains the authority to review the compensation of each of our NEOs periodically and to use its discretion to adjust the mix of compensation and the amount of any element of compensation as it deems appropriate for each NEO. Our SVPs’ compensation is determined by our CEO, President and EVPs based upon current market conditions and trends on an annual basis and reviewed by the Compensation Committee.

Compensation Process

As discussed below, during fiscal 2022 each of Messrs. Czarnecki, Albano and Moragne were a party to an employment agreement with the Company. Pursuant to the terms of such agreements and historical practices, and as described below in more detail, the compensation of Messrs. Czarnecki, Albano and Moragne are ultimately determined by the Compensation Committee. As previously disclosed, Mr. Czarnecki resigned from the Company and his employment agreement was terminated effective February 28, 2023. The compensation packages for each of Messrs. Callan and Pickney, however, is not ultimately determined by the Compensation Committee, but is instead determined collectively by Messrs. Czarnecki, Albano and Moragne. The Compensation Committee reviews the compensation of all of our executives at the SVP-level, including Messrs. Callan and Pickney, and has the opportunity to provide input into the amounts, components, and mix of each executive’s pay and did ultimately approve all aspects of Mr. Pickney’s compensation and all of Mr. Callan’s compensation, other than base salary. Beginning in 2023, the Compensation Committee reviews and approves all aspects of the compensation of the Company’s NEOs.

Role of the Compensation Committee: The Compensation Committee, on behalf of the Board of Directors, determines the compensation of our NEOs, including policies and decisions regarding the named executive officers’ salary, bonus, benefits, cash and equity-based incentive compensation, severance, and other compensation programs. At its discretion, the Compensation Committee may recommend matters regarding the compensation of the NEOs for approval by the full Board of Directors. Our Compensation Committee continued its 2021 compensation philosophy during 2022, tying the majority of cash incentives to objective criteria and incorporating performance-based equity grants into our 2022 equity awards. Further, as described below, compensation for fiscal year 2022 for each of the NEOs was based, in part, on review of peer data, and subsequently in context of individual performance and Company performance. Our Compensation Committee meets at least quarterly and, in fiscal 2022,

37	2023 Proxy Statement

met 6 times. Our Compensation Committee meetings are typically attended by the committee members, as well as representatives of FPC, our CEO, our COO, our General Counsel and our SVP, Human Resources and Administration, and any additional members of management invited for portions of meetings if necessitated by the subject of such meeting.

Role of the Compensation Consultant: The Compensation Committee continued to engage FPC as its independent compensation consultant for fiscal year 2022. FPC has assisted the Compensation Committee in (i) developing the compensation philosophy and compensation objectives for our executive compensation program; (ii) determining the appropriate levels of compensation for the NEOs, other executive officers of the Company, and non-employee directors; and (iii) setting short-term and long-term performance metrics to underpin incentives for the Company’s annual cash bonus program and performance-based features of the Company’s long-term incentive program, all in furtherance of the Compensation Committee’s goal of appropriately motivating and retaining the NEOs and aligning the interests of management with those of our stockholders. The Compensation Committee considers our compensation consultant to be independent.

Role of Management: During fiscal year 2022, our CEO made recommendations to the Compensation Committee regarding ways to implement and structure the compensation program. In addition, following the completion of the calendar year, the CEO provided information to the Compensation Committee regarding each named executive officer’s individual accomplishments to assist the Compensation Committee in its decisions in respect of 2022 cash bonus awards. In the normal course, officers in the areas of human resources, legal, and finance may provide information to the Compensation Committee, or work directly with FPC, in furtherance of the Compensation Committee’s work. The Compensation Committee reviews and takes into account such recommendations, but ultimately retains full discretion and authority over the final compensation decisions for the NEOs. While compensation decisions for the SVPs are recommended by the CEO and EVPs, the Compensation Committee reviews such decisions with the CEO and EVPs and provides its approval of such decisions on an advisory basis.

Peer Group Data

The Compensation Committee, working with FPC, considers competitive market compensation data as one of many factors in determining the types of compensation in its executive compensation program and the level of compensation paid to each of the NEOs. For all of the NEOs, cash compensation amounts have been set to provide a certain degree of financial security at levels that are believed to be competitive for similar positions in the marketplace in which we compete for management talent. In addition, the annual cash incentive program has been designed to meaningfully reward strong annual Company performance in order to motivate participants to strive for the Company’s continued growth and profitability. In 2022, the compensation program continued to support the Company’s long-range business goals and growth strategies.

In addition, with the support of FPC, the Compensation Committee reviews peer group data on an annual basis to ensure it remains valid for benchmarking purposes and evaluating whether to make any changes to the levels of compensation or compensation pay mix in respect of compensation for the NEOs.

The group of peer companies (the “Compensation Peer Group”) consists of 15 real estate investment trusts operating primarily in the net lease sector and also includes companies in the free standing retail, healthcare, office and diversified NAREIT investment sectors. In establishing the Compensation Peer Group, the Company considered total capitalization and implied equity market cap according to S&P Global Market Intelligence data, seeking a peer group in which the Company falls at approximately the midpoint of both measurement ranges. The Compensation Peer Group for the 2022 fiscal year included:

38	2023 Proxy Statement

Compensation Peer Group (2022)
Agree Realty Corporation	LXP Industrial Trust
CareTrust REIT, Inc.	National Retail Properties, Inc.
Easterly Government Properties, Inc.	Physicians Realty Trust
EastGroup Properties, Inc.	Piedmont Office Realty Trust, Inc.
EPR Properties	Spirit Realty Capital, Inc.
Essential Properties Realty Trust, Inc.	STAG Industrial, Inc.
First Industrial Realty Trust, Inc.	STORE Capital Corporation
Four Corners Property Trust, Inc.

The Compensation Committee utilized data from the Compensation Peer Group in connection with 2022 compensation matters. A second group of peer companies has been adopted as part of the Company’s long-term incentive program performance-based awards, as discussed more fully below.

“Say-on-Pay” Vote

At our 2022 Annual Meeting, over 98% of the shares voted were cast in favor of our advisory vote to approve the compensation of our NEOs. We recognize that the business and executive compensation environments continue to evolve, and we are committed to having compensation programs and practices that support our business objectives, promote good corporate governance, and align executive pay with the Company’s performance. The Compensation Committee will continue to consider the results from this year’s and future advisory stockholder votes regarding our executive compensation programs. See “Proposal 3—Advisory Vote to Approve the Compensation of our Named Executive Officers” for additional information.

Compensation Risk Assessment

The Compensation Committee does not believe that any of the Company’s compensation programs expose the Company to excessive risk, but instead encourage behavior that supports sustainable value creation for stockholders by appropriately balancing risk and reward. In approving compensation programs, the Compensation Committee considers whether the compensation programs encourage unnecessary or excessive risk taking.

Our Compensation Committee designed our compensation programs to mitigate any potential risks by utilizing compensation vehicles with the following characteristics:

•
A mix of compensation elements that provide focus on both short- and long-term goals, as well as cash and equity-based compensation so as not to inappropriately emphasize one measure of our performance;
•
Caps on the maximum payouts available and minimum thresholds required before payment under certain incentive programs, including our annual and long-term incentive programs;
•
Stock ownership guidelines that require our executive officers to accumulate and maintain a significant ownership interest in the Company;
•
Oversight of programs (or components of programs) by a broad-based group of individuals, including human resources, finance, internal audit and an independent compensation consultant;
•
Setting performance goals that are intended to be challenging yet provide employees with a reasonable opportunity to reach the threshold amount, while requiring meaningful performance to reach the target level and substantial performance to reach the maximum level;

39	2023 Proxy Statement

•
Final awards under the annual incentive program are subject to the discretion of the Compensation Committee which may consider both quantitative and qualitative factors in respect of Company and individual achievements;
•
Our insider trading policy prohibits all employees (including officers) and directors and certain of their respective family members and controlled entities from engaging in transactions in our securities that are speculative in nature, including, but not limited to prohibiting short selling, purchasing options, taking out margin loans against stock options, hedging or engaging in any other type of speculative arrangement that has a similar economic effect without the full risk or benefit of ownership, and transacting in the securities of any entity with which the Company is discussing significant business matters;
•
All shares awarded under the equity awards are payable in the form of performance-based restricted stock units that are earned and become vested at the end of a three-year performance period or time-based restricted shares that vest annually over a period of three or four years based on the executive’s continued employment on the applicable vesting date. Specifically, the performance-vested restricted stock units are based on a performance criteria relative to total shareholder return ensuring that our executives’ interests align with those of our stockholders over the long term; and
•
FPC assists with the review of the executive compensation policies and practices.

Fiscal 2022 Compensation Program In Detail

Base Salary

Base salary is considered together with the annual cash incentive opportunity as part of a cash compensation package. Base salary amounts for 2022 take into account each NEO’s role and responsibilities within the Company, based, in part, on a review of compensation data for similar (or approximately similar) roles within the Compensation Peer Group as well as internal pay equity considerations. In February 2022, the Compensation Committee determined that base salaries for calendar year 2022 for each of our NEOs would be as follows:

NEO	2021 Annual Salary (through December 31, 2021)	2022 Annual Salary (through December 31, 2022)		Percentage Change
Christopher J. Czarnecki	$625,000	$625,000		0%
Ryan M. Albano	$375,000	$450,000		20.0%
John D. Moragne	$375,000	$450,000		20.0%
Roderick A. Pickney	$257,093	$325,000	*	26.4%
John D. Callan, Jr.	$240,000	$286,000		19.2%

*Mr. Pickney’s base salary was increased from $257,093 to $286,000 at the beginning of 2022 and then to $325,000 on July 1, 2022.

Given that no adjustments were made for calendar year 2021, the Compensation Committee assessed the benchmarking of the base salaries of Messrs. Albano and Moragne and adjusted their base salaries from $375,000 to $450,000. Mr. Czarnecki requested that his base salary not change and the Compensation Committee honored such request, but the Compensation Committee did increase Mr. Czarnecki’s long-term incentive stock compensation by $200,000 as described below, given his contribution to the Company’s success.

Previously, the base salaries of the SVPs were not benchmarked against the peer group and legacy practices remained. The salaries of Messrs. Callan and Pickney were both initially increased for 2022 to $286,000 given the benchmarking and adjusting the SVP compensation plan to align with broader REIT market practice; however, in July 2022 the Compensation Committee further increased Mr. Pickney’s base salary to $325,000 to further align his compensation with that of his peers.

Annual Bonus

During 2022, our NEOs were eligible for annual cash bonus payments based in part upon:

40	2023 Proxy Statement

•
Achieving objective financial performance goals during the year, and
•
The Compensation Committee’s review of the Company’s and each NEO’s individual performance.

We believe that the above annual cash bonus programs are important incentive tools for motivating achievement of the Company’s goals for the forthcoming fiscal year. The Company’s 2022 annual bonus program is generally consistent with market and best practices.

For our CEO and EVPs, it was structured with 75% of the bonus opportunity being based on objective corporate metrics and 25% being based on a subjective review of individual achievement. For our SVPs, it was structured with 50% of the bonus opportunity being based on objective corporate metrics and 50% being based on a subjective review of individual achievement. We generally do not provide for guaranteed bonus payouts under our annual bonus program.

2022 Bonus Measures

In February 2022, the Compensation Committee approved metrics and goals for the annual cash bonus program in respect of 2022, with 2022 scorecard objective components that are weighted as follows:

			Payout as % of Target Opportunity
Metric	CEO / EVP Weighting	SVP Weighting	Threshold (50%)	Target (100%)	Maximum (200%)	Actual Performance Payout
Corporate Financial Goals
AFFO per Share	40%	27%	$1.380	$1.400	$1.420	$1.397
Gross Acquisition volume	15%	10%	$700 mm	$750 mm	$800 mm	$907 mm
Net debt to annualized adjusted EBITDAre	15%	10%	5.75x	5.50x	5.25x	5.18x
Economic Occupancy	5%	3%	98%	99%	100%	99.4
Individual/Subjective Performance Goals: See Below
Subjective Components	25%	50%

Includes ESG and Diversity Equity & Inclusion initiatives, launching a new website, efficient capital structure management, completion of portfolio-wide credit tiering, enhancements to acquisitions and research processes, and growth and development of various departments and functions.

41	2023 Proxy Statement

In February 2023, following the review of evaluations presented by the CEO, the Compensation Committee awarded the following annual bonus amounts in recognition of each NEO’s achievements in 2022, the amounts of which are shown below.

NEO	2022 Target Bonus	2022 Actual Bonus Awarded	Recognized Achievements
Christopher J. Czarnecki	$750,000 (120% of salary)	$1,156,393 (185% of salary)
•
Oversaw senior management team and the successful execution of various corporate goals and initiatives.
•
Executed effective communication program with external stakeholders throughout uncertain and volatile business environment.
•
Co-led enterprise-wide efforts leading to the continued advancement of the Company’s DE&I initiatives.
•
Played an integral role in the identification, vetting and recruitment of two new members of the Board of Directors.

Ryan M. Albano	$450,000 (100% of salary)	$693,836 (154% of salary)
•
Oversaw continued implementation of capital markets strategy, including a forward equity offering and efficient utilization of the ATM Program.
•
Oversaw efficient capital structure management, including recast of existing debt and ending the fiscal year in optimal leverage range with significant corporate liquidity.
•
Oversaw completion of portfolio-wide credit tiering project.
•
Oversaw ongoing expansion of internal audit function.

John D. Moragne	$450,000 (100% of salary)	$693,836 (154% of salary)
•
Led company initiatives regarding the assessment of the enterprise-wide software and property management IT systems, including identification of improvements to existing processes and systems.
•
Led company initiatives to continue to enhance the Company’s acquisitions activities, including numerous long-range planning and research projects regarding potential investments in new asset types.
•
Co-led enterprise-wide efforts leading to the continued advancement of the Company’s DE&I initiatives.
•
Oversaw efforts to advance the Company’s ESG initiatives.
•
Assumed management and oversight of IT/Systems and Operations functions.

42	2023 Proxy Statement

NEO	2022 Target Bonus	2022 Actual Bonus Awarded	Recognized Achievements
Roderick A. Pickney	$211,250 (65% of salary)	$287,972 (89% of salary)
•
Successfully oversaw acquisitions of $907 million in new properties.
•
Grew acquisitions team, including the professional and substantive development of team members across a variety of experience levels.
•
Continued development and maintenance of strategic relationships, including coordination of key marketing initiatives and participation in various industry conferences and events.

John D. Callan, Jr.	$150,150 (52.5% of salary)	$193,553 (68% of salary)
•
Led enterprise-wide ESG initiatives, including the adoption of various ESG-related policies, completion of an ESG gap analysis and development of a roadmap of short- and long-term ESG initiatives.
•
Oversaw legal and risk management functions, including facilitation of various cross-functional projects and managing relationships with external counsel.
•
Advised the Board of Directors and Company’s management on various legal, risk management and corporate governance issues.

Long-Term Incentive Program

The main objectives of our long-term equity incentive program are to (1) incentivize our executives to work toward the achievement of our long-term performance goals, (2) provide competitive compensation opportunities in order to attract and retain key individuals, (3) promote retention of executives through multi-year vesting periods with a combination of performance-based and time-vested equity awards, and (4) create strong alignment with stockholders’ interests by fostering an “ownership mentality” among our executives. We believe these objectives are accomplished through the equity compensation program described below.

Our long-term equity incentive program is generally consistent with a standard REIT industry practice and reflects a pay-for-performance structure. Equity-based awards granted to our CEO are determined and approved by the Compensation Committee, equity-based awards granted to our EVPs are made based on the recommendation of the CEO, and equity-based awards granted to our SVPs are made based on the recommendation of the applicable SVP's direct supervisor, which is ultimately reviewed and approved by the CEO

43	2023 Proxy Statement

and EVPs. All awards granted to our CEO, EVPs and SVPs are subject to Compensation Committee approval in all cases.

For 2022, the Company’s long-term incentive program as applied to the NEOs consisted of grants with a set grant date fair value, 40% of which is granted in the form of time-vested restricted shares (70% for Messrs. Callan and Pickney) vesting in substantially equal installments over four years (which is a longer time-vesting schedule as compared to most of our Compensation Peer Group companies), and 60% of which is granted in the form of performance-vested restricted stock units (30% for Messrs. Callan and Pickney).

The Compensation Committee determined that the performance criteria for the performance-vested restricted stock units would be relative total shareholder return (“rTSR”), which is a metric prevalent in the marketplace in which the Company operates as well as with publicly traded companies generally. The following table summarizes the mix of grants made in 2022.

Type of Equity Award	Weighting	Description
Time-Based Restricted Shares	40% (70% for Messrs. Callan and Pickney)	The time-based awards vest 25% per year over four years.
Performance-Based Restricted Stock Units	60% (30% for Messrs. Callan and Pickney)	The entire performance award vests based 50% on rTSR against a group of net lease peer companies and 50% on rTSR against the MSCI US REIT Index, as applicable, over a three-year performance period

The table below shows the long-term incentive award values granted for fiscal 2022 for each of the NEOs (as presented in the Grants of Plan-Based Awards Table). Target levels for SVPs were increased due to benchmarking against peers and to further align with REIT market practices. As noted above, the CEO’s target level was increased given the fact that his base salary did not change in 2022. Vesting may be accelerated in the case of certain involuntary termination events, as more fully described under Potential Payments in Event of Termination or Change in Control. The breakdown of the 2022 long-term incentive awards is as follows:

	Four-Year Restricted Stock Award (Standard time-based award)		Performance-Based Restricted Stock Units (rTSR performance-based award)
NEO	Value	Number of Shares	Value	Number of Shares
Christopher J. Czarnecki	$880,000	39,922	$1,320,000	59,883
Ryan M. Albano	$360,000	16,332	$540,000	24,498
John D. Moragne	$360,000	16,332	$540,000	24,498
Roderick A. Pickney(1)	$227,500	10,394	$97,500	4,455
John D. Callan, Jr.	$77,000	3,494	$33,000	1,498

(1)
Mr. Pickney received additional grants of restricted stock and performance-based restricted stock units in July 2022, consistent with his base salary increase.

Relative Total Shareholder Return Grants

Performance for 50% of the performance-based restricted stock units granted is measured based on the Company’s rTSR relative to the Relative rTSR Peer Group, which was selected by the Compensation Committee, in consultation with FPC, for this purpose and the other 50% of the performance-based restricted stock units granted is measured based on the Company’s rTSR relative to the MSCI US REIT Index on a non-weighted basis, each of which is measured at the end of the three-year performance period of February 28, 2022 to February 28, 2025,

44	2023 Proxy Statement

subject to the Compensation Committee’s discretion to recognize special or non-recurring situations or circumstances. The Relative rTSR Peer Group includes the following companies:

Relative rTSR Performance Peer Group
Agree Realty Corporation*	Realty Income Corporation
Essential Properties Realty Trust, Inc.*	Spirit Realty Capital, Inc.*
Four Corners Property Trust, Inc.*	STORE Capital Corporation*(1)
LXP Industrial Trust*	W.P. Carey, Inc.
National Retail Properties, Inc.*

*Indicates that the company is also in our Compensation Peer Group

(1) Subsequently removed from the performance peer group following the acquisition by Blue Owl Capital, Inc.

Payouts can range from 0% to 200% for each component of the performance-based award based on the Company’s rTSR achievement versus that of the rTSR Peer Group and the constituents of the MSCI US REIT Index, as applicable. Straight-line interpolation is applied for performance between threshold and target, and target and maximum.

Performance Level	Relative Ranking (vs. rTSR Peer Group)	Relative Ranking (vs. MSCI US REIT)	50% of Shares Earned as a Percentage of Target (rTSR Peer Group)	50% of Shares Earned as a Percentage of Target (MSCI US REIT)
< Threshold	<30th Percentile	<30th Percentile	0%	0%
Threshold	30th Percentile	30th Percentile	50%	50%
Target	55th Percentile	55th Percentile	100%	100%
Maximum	80th Percentile	80th Percentile	200%	200%

As the rTSR performance period has not yet ended, none of the outstanding performance-based RSUs have vested as of December 31, 2022. The rTSR RSUs granted in 2022 and 2021 therefore remain outstanding and eligible to vest at the end of the performance period.

Other Benefits and Perquisites

The Company maintains a tax-qualified Section 401(k) retirement savings plan that provides for employee contributions and employer matching contributions. Our named executive officers are eligible to participate in the tax-qualified Section 401(k) retirement savings plan on the same basis as other employees who satisfy the plan’s eligibility requirements, including any requirements relating to age and length of service.

Certain of our NEOs participate in the Service Anniversary Award program on the same basis as all other employees under which they are eligible to receive an award based on the years of service provided by the employee.

Other than standard health plans and employee fringe benefit programs available to all employees, currently we do not offer any other material benefits programs or perquisites to our named executive officers. The Compensation Committee periodically reviews the levels of perquisites and other personal benefits that may be made available to our NEOs to confirm that such levels are reasonable and appropriate for their purposes.

45	2023 Proxy Statement

Other Compensation Related Policies

Clawback Policy

The Company maintains a compensation clawback policy that requires the recovery of certain forms of executive compensation in the case of accounting restatements resulting from a material error in the issuer’s financial statements. Under the clawback policy, the Company will seek to recover incentive-based compensation from any current or former executive officer of the Company who received incentive-based compensation during the three-year period preceding the date on which we announce that we are required to restate any previously issued financial statements due to material non-compliance with any financial reporting requirement under federal securities laws. The amount to be recovered will be based on the excess of the incentive-based compensation paid to the executive based on the erroneous data over the incentive-based compensation that would have been paid to the executive if the financial accounting statements had been as presented in the restatement. No finding of misconduct is required in order for the Company to seek a recovery under the clawback policy. The Board has the discretion to determine the method of recovering amounts under the clawback policy, and recovery is not required if the Board determines, after making a reasonable effort to recover the relevant amounts, that the direct expense paid to a third party to enforce clawback policy would exceed the amount to be recovered.

Stock Ownership Guidelines

Effective May 5, 2022, the Company adopted revised stock ownership guidelines to include our SVPs, in addition to our CEO and EVPs. Each applicable individual is required to have acquired, within 5 years of appointment to the executive’s role, shares of the Company’s Common Stock having a market value of at least the levels as set forth in the table below:

Position	Ownership Requirement
CEO	6X current base salary
EVPs	3X current base salary
SVPs	1.5X current base salary

In addition, the CEO and EVPs must retain at least 50% of the executive’s stock awards following the award’s vesting until the executive meets the applicable requirement. Ownership for SVPs includes unvested time-based restricted shares.

Tax and Accounting Considerations

Section 162(m) (“Section 162(m)”) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), provides that subject to certain exceptions, a publicly held corporation may not deduct compensation for federal income tax purposes exceeding $1 million in any one year paid to any of its “covered employees.” For this purpose, a “covered employee” is any individual who (i) is or acts in the capacity as the principal executive officer or the principal financial officer of the publicly-held corporation at any time during the year; (ii) is one of the three other most highly compensated officers of the publicly-held corporation for the year; or (iii) was an individual listed in either of the foregoing clauses (i) or (ii) in respect of the publicly-held corporation or any predecessor in any prior year beginning after 2016. We must distribute a specified minimum percentage of our taxable income to maintain our qualification as a REIT under the Internal Revenue Code, and we are not subject to federal income tax on our REIT taxable income if and to the extent we distribute the income to our stockholders. Accordingly, to the extent we pay compensation to any of our covered employees in excess of $1 million in any year, we may have to increase the amount of our distributions to stockholders to avoid tax liability and the loss of our REIT status. This in turn may result in a larger portion of distributions being taxable to stockholders as dividend income, instead of being treated as a nontaxable return of capital to stockholders.

46	2023 Proxy Statement

Compensation Committee Report

We, the Compensation Committee of the Board of Directors, met with management to review and discuss the Compensation Discussion and Analysis set forth above, and based upon the review and discussions, we recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.

David M. Jacobstein, Chair

Laurie A. Hawkes

James H. Watters

Summary Compensation Table

The following table sets forth the portion of compensation paid to the NEOs that is attributable to services performed during the fiscal years ended December 31, 2022, December 31, 2021 and December 31, 2020.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)		Total ($)
Christopher J. Czarnecki	2022	625,000	—	2,552,546	1,156,393	130,645	(5)	4,464,584
President and Chief Executive Officer	2021	625,010	—	2,373,361	1,309,271	120,563		4,428,205
	2020	562,500	750,000	2,000,000	—	8,719		3,321,219
Ryan M. Albano	2022	450,000	—	1,044,241	693,836	53,895	(6)	2,241,972
Executive Vice President and Chief Financial Officer	2021	375,000	50,000	830,684	654,635	46,573		1,956,892
	2020	337,500	700,000	700,000	—	8,694		1,746,194
John D. Moragne	2022	450,000	—	1,044,241	693,836	57,333	(7)	2,245,410
Executive Vice President and Chief Operating Officer	2021	375,000	50,000	830,684	654,635	50,248		1,960,567
	2020	337,500	700,000	700,000	—	8,900		1,746,400
Roderick A. Pickney	2022	305,500	5,000	351,961	287,972	29,398	(8)	979,831
Senior Vice President, Acquisitions	2021	257,093	25,000	110,000	215,626	23,801		631,520
John D. Callan, Jr. Senior Vice President, General Counsel, and Secretary	2022	286,000	—	118,858	193,553	25,970	(9)	624,381

(1)
Mr. Pickney’s base salary was increased from $286,000 to $375,000 on July 1, 2022.
(2)
Amounts in the “Bonus” column reflect (i) for 2022, the one-time “spot” bonus paid to Mr. Pickney in 2022; (ii) for 2021, the one-time “spot” bonuses paid to each of Messrs. Albano, Moragne, and Pickney in 2021, and (iii) for 2020, annual bonuses paid in 2020, as determined at the discretion of the Compensation Committee in respect of individual achievements.
(3)
The amounts included in the “Stock Awards” column represent the grant date fair value of the restricted shares (which are time-based awards) and the restricted stock units granted in 2022 (which are performance-based awards) computed in accordance with FASB ASC Topic 718. The valuation assumptions used in determining such amounts are described in Note 2 - Stock-Based Compensation to the audited consolidated financial statements of Broadstone Net Lease, Inc. included in our Form 10-K for the fiscal year ended December 31, 2022. The grant date fair value of the performance-based restricted stock unit awards in this column is based on the Monte Carlo value of $27.93 per share and at the target level of performance, which for each of Messrs. Czarnecki, Albano, Moragne, Pickney (aggregate of two separate grants of performance-based restricted stock units) and Callan is $1,672,532, $684,229, $684,229, $124,428, and $41,839, respectively. The grant date fair value of the performance-based restricted stock unit awards based on the maximum level of performance for each of Messrs. Czarnecki, Albano, Moragne, Pickney and Callan is $3,345,064, $1,368,458, $1,368,458, $248,856, and $83,678, respectively.
(4)
The amounts included in the “Non-Equity Incentive Plan Compensation” column include the amount of the 2022 annual bonus paid to each of the NEOs in February 2023.
(5)
This amount includes (i) $9,150 in matching contributions made to the 401(k) Plan on behalf of Mr. Czarnecki, (ii) $118,995 in dividends received with respect to unvested restricted shares, (iii) $1,300 in employer contributions made to a health savings account, and (iv) $1,200 for a monthly mobile phone stipend or fees.
(6)
This amount includes (i) $9,150 in matching contributions made to the 401(k) Plan on behalf of Mr. Albano, (ii) $43,545 in dividends received with respect to unvested restricted shares and (iii) $1,200 for a monthly mobile phone stipend or fees.
(7)
This amount includes (i) $9,150 in matching contributions made to the 401(k) Plan on behalf of Mr. Moragne, (ii) $43,545 in dividends received with respect to unvested restricted shares (iii) $2,138 in a true-up matching contribution made to the 401(k) Plan in 2022 in respect of contributions made in 2021, (iv) $1,300 in employer contributions made to a health savings account and (v) $1,200 for a monthly mobile phone stipend or fees.

47	2023 Proxy Statement

(8)
This amount includes (i) $7,433 in matching contributions made to the 401(k) Plan on behalf of Mr. Pickney, (ii) $16,201 in dividends received with respect to unvested restricted shares (iii) $1,300 in employer contributions made to a health savings account, (iv) $3,264 in a true-up matching contribution made to the 401(k) Plan in 2022 in respect of contributions made in 2021, and (v) $1,200 for a monthly mobile phone stipend or fees.
(9)
This amount includes (i) $5,969 in matching contributions made to the 401(k) Plan on behalf of Mr. Callan, (ii) $13,319 in dividends received with respect to unvested restricted shares (iii) $1,500 in a true-up matching contribution made to the 401(k) Plan in 2022 in respect of contributions made in 2021, (iv) $3,200 in employer contributions made to a health savings account, (v) $782 in respect of the Service Anniversary Award for 2022 and (vi) $1,200 for a monthly mobile phone stipend or fees.

Grant of Plan-Based Awards

The following table summarizes the awards granted to each of the NEOs during the fiscal year ended December 31, 2022.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards				Estimated Future Payouts Under Equity Incentive Plan Awards
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)(1)	Target (#)(1)	Maximum(#)(1)	All Other Stock Awards: Number of Shares of Stock or Units(2)	Grant Date Fair Value of Stock Awards ($)(3)
Christopher J. Czarnecki	2/28/22	—	—	—	—	—	—	39,922	880,014
	2/28/22	—	—	—	29,917	59,883	119,766	—	1,672,532
	—	375,000	750,000	1,500,000	—	—	—	—	—
Ryan M. Albano	2/28/22	—	—	—	—	—	—	16,332	360,000
	2/28/22	—	—	—	12,249	24,498	48,996	—	684,229
	—	225,000	450,000	900,000	—	—	—	—	—
John D. Moragne	2/28/22	—	—	—	—	—	—	16,332	360,012
	2/28/22	—	—	—	12,249	24,498	48,996	—	684,229
	—	225,000	450,000	900,000	—	—	—	—	—
Roderick A. Pickney	2/28/22	—	—	—	—	—	—	5,399	119,012
	2/28/22	—	—	—	1,157	2,314	4,628	—	64,630
	7/29/22	—	—	—	—	—	—	4,995	108,521
	7/29/22	—	—	—	1,071	2,141	4,282	—	57,798
	—(4)	97,500	211,250	325,000	—	—	—	—	—
John D. Callan, Jr.	2/28/22	—	—	—	—	—	—	3,494	77,019
	2/28/22	—	—	—	749	1,498	2,996	—	41,839
	—	85,800	150,150	214,500	—	—	—	—	—

(1)
Represents grant of performance-based restricted stock units made on February 28, 2022 with market vesting conditions. Under the terms of the award agreement, the restricted stock units are scheduled to vest on February 28, 2025, with the ability to earn shares of the Company’s Common Stock in a range of 0% to 200% of the awarded number of restricted stock units based on linear interpolation of the relative total shareholder return of shares of the Company’s Common Stock relative to the total shareholder return of other publicly traded REIT companies in a selected peer group identified in the award agreement and the MSCI US REIT index.
(2)
Represents grant of time-based restricted shares made on February 28, 2022 (and an additional grant for Mr. Pickney on July 29, 2022). Under the terms of the award agreement, the restricted shares are scheduled to vest in equal installments on each of February 28, 2023, February 28, 2024, February 28, 2025, and February 28, 2026.
(3)
Grant date fair value of restricted stock units with market vesting conditions assumes that awards will vest at target. If highest levels of market conditions are achieved, grant date fair value would be higher.
(4)
In connection with the increase to Mr. Pickney’s base salary from $286,000 to $325,000, the corresponding amounts for his annual bonus threshold, target and maximum also increased.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

Employment Agreements with our Named Executive Officers

48	2023 Proxy Statement

Each of Messrs. Czarnecki, Albano and Moragne entered into Amended and Restated Employment Agreements with the OP and Broadstone Employee Sub, LLC, the OP’s subsidiary (the “Employment Agreements”). Neither Mr. Callan nor Mr. Pickney are party to an Employment Agreement with the Company, the OP, or any of their subsidiaries or affiliates.

As detailed below, the Employment Agreements set forth the terms of each party’s employment, including his compensation arrangements, roles and responsibilities, and term of employment. Each of the Employment Agreements provided the following as of December 31, 2022:

1.
a term expiring on February 7, 2024, unless terminated earlier as provided under its terms;
2.
an annual base salary of $625,000, in the case of Mr. Czarnecki, and $375,000, in the case of Messrs. Albano and Moragne, subject to increase, but not decrease, during the employment term, unless the decrease is pursuant to across-the-board salary reductions affecting other senior level executives of the Company;
3.
eligibility to receive a target annual bonus equal to 120% of the named executive officer’s base salary, in the case of Mr. Czarnecki, and 100%, in the case of Messrs. Albano and Moragne, with the actual bonus amount, if any, to be based on actual performance relative to the performance criteria and targets established and administered by the Compensation Committee;
4.
reimbursement for reasonable out-of-pocket business expenses incurred in performing their duties in accordance with the expense reimbursement policy of the Company in effect from time to time;
5.
eligibility to participate in all benefit programs for which other senior executives of the Company are generally eligible;
6.
entitlement to a long-term incentive award under the Company’s long-term equity compensation program with a target grant value of $2,000,000, in the case of Mr. Czarnecki, and $700,000, in the case of Messrs. Albano and Moragne, which consist of 40% time-vested awards and 60% performance-based awards for future years;
7.
payments upon certain terminations of employment, as described below under “Payments upon Certain Events of Termination or Change in Control”; and
8.
restrictive covenants providing for non-competition, non-solicitation of employees, and non-interference with business relationships, in each case, during employment and for 12 months thereafter, mutual non-disparagement, and perpetual non-disclosure and non-use of confidential information.

Under the terms of the Employment Agreement for each of Messrs. Czarnecki, Albano and Moragne the executive officers are entitled to receive certain payments in connection with certain termination events, as described below.

In the event of the executive’s termination of employment by the Company without “cause” or by the executive for “good reason” (as such terms are defined in the Employment Agreement), or if the executive is terminated by the Company following the expiration of the term of the Employment Agreement, the executive is entitled to receive: (i) accrued benefits consisting of unpaid base salary and accrued but unused vacation and/or paid time off through the date of termination, reimbursement for all reasonable out-of-pocket business expenses incurred and paid by executive through date of termination, vested benefits under Company benefit plans, and any annual bonus earned but unpaid as of the date of termination (collectively, the “Accrued Benefits”); (ii) a lump sum payment equal to 2.0 times the sum of the executive’s base salary and then-current target bonus for Mr. Czarnecki and 1.5 times the sum of the executive’s base salary and then-current target bonus for Messrs. Albano and Moragne or, if during the period consisting of the three months prior to or 12 months following a Change in Control (the “Change in Control Window”), three times the sum of the base salary and then-current target bonus for Mr. Czarnecki and two times the sum of the executive’s base salary and then-current target bonus for Messrs. Albano and Moragne; (iii) a prorated target bonus for year of date of termination, through the date of termination; (iv) payment of the employer portion of COBRA premiums for 24 months; and (v) full vesting of any outstanding equity awards that are subject solely to time-based vesting conditions. All the severance payments and benefits are conditioned on the executive executing and not revoking a general release of claims for the benefit of the Company and continued compliance with the restrictive covenants, as described below. In the event of a “change in control” of the Company (as defined in the Employment Agreement), if any of the payments or benefits (including payments connected to the equity awards) provided for under the Employment Agreement or otherwise payable to the executive would constitute “parachute payments” within the meaning of Section 280G of the Code and would be subject to the related excise tax under Section 4999 of the Code, then the executive will be entitled to receive either the full payment of such payments

49	2023 Proxy Statement

and benefits or a reduced amount of payments and benefits, where the reduced amount would result in no portion of the payments or benefits being subject to the excise tax, whichever results in the greater amount after-tax benefits being retained by the executive.

In the event the executive’s employment with the Company is terminated due to the executive’s Disability (as defined in the Employment Agreement), the executive will be entitled to receive (i) the Accrued Benefits; (ii) full vesting of any outstanding equity awards that are subject solely to time-based vesting conditions; (iii) a prorated target bonus for year of date of termination, through the date of termination; and (iv) payment of COBRA premiums for 12 months. In the event the executive’s death, the executive’s estate will be entitled to receive (i) the Accrued Benefits; (ii) full vesting of any outstanding equity awards that are subject solely to time-based vesting conditions; (iii) a prorated target bonus for year of date of termination, through the date of termination; and (iv) payment of COBRA premiums for 12 months.

In the event the executive’s employment is terminated by the Company for cause, or the executive voluntarily terminates employment (without good reason), the executive will be entitled to receive the Accrued Benefits, except, in the case of termination for cause, the executive will not receive any amount of an otherwise earned but unpaid annual bonus.

In connection with the Company’s previously announced management transition, Mr. Czarnecki’s employment agreement with the Company was terminated and the employment agreements between each of Messrs. Albano and Moragne were amended, effective February 28, 2023. The Company previously disclosed the amended terms of employment agreements with Messrs. Albano and Moragne in its Current Report on Form 8-K, filed with the SEC on January 11, 2023.

While each of Mr. Callan and Mr. Pickney has not entered into a long-form employment agreement, each of them has entered into a standard short-form employment agreement with the Company upon hire, consistent with Company practices. Such agreements provide the basic terms of employment, and expectations and requirements the Company imposes on its employees, including a basic confidentiality provision and non-solicitation of protected business relationships, non-recruitment of employees and independent contractors and non-disparagement covenants that apply during the term of employment and for a period of 12 months following the employee’s termination date.

Outstanding Equity Awards Table for Fiscal Year End

The following table summarizes the number of securities underlying the equity awards held by each of the NEOs as of the fiscal year ended December 31, 2022.

50	2023 Proxy Statement

Name	Year of Grant	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Yet Vested (#)(2)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(1)
Christopher J. Czarnecki	2020	39,024	(3)	632,579	-	-
	2021	32,241	(3)	522,627	64,482	1,045,253
	2022	39,922	(3)	647,136	59,883	970,703
Ryan M. Albano	2020	13,657	(4)	221,380	-	-
	2021	11,284	(4)	182,914	22,569	365,843
	2022	16,332	(4)	264,742	24,498	397,113
John D. Moragne	2020	13,657	(5)	221,380	-	-
	2021	11,284	(5)	182,914	22,569	365,843
	2022	16,332	(5)	264,742	24,498	397,113
Roderick A. Pickney	2020	4,023	(6)	65,213	-	-
	2021	4,433	(6)	71,859	-	-
	2022	10,394	(6)	168,487	4,455	72,216
John D. Callan, Jr.	2020	4,023	(7)	65,213	-	-
	2021	4,433	(7)	71,859	-	-
	2022	3,494	(7)	56,638	1,498	24,283

(1)
Value based on the per-share closing market price of the Company’s Common Stock on December 31, 2022, which was $16.21.
(2)
The number of performance-based restricted stock units with respect to the Company’s Common Stock included in this column includes the target number of performance-based restricted stock units subject to vesting based on total shareholder return as described in the Grants of Plan-Based Awards Table for the 2022 grants and the target number of performance-based restricted stock units subject to vesting based on total shareholder return for the 2021 grants.
(3)
Mr. Czarnecki’s restricted shares are scheduled to vest as follows: (i) 30,483 restricted shares will vest on February 28, 2024, (ii) 20,728 restricted shares will vest on February 28, 2025, and (iii) 9,980 restricted shares will vest on February 28, 2026. The preceding discussion of the vesting of Mr. Czarnecki’s shares reflects the schedule in place at December 31, 2022 and prior to his resignation from the Company. 49,996 of Mr. Czarnecki’s restricted shares vested in February 2023.
(4)
Mr. Albano’s restricted shares are scheduled to vest as follows: (i) 11,259 restricted shares will vest on February 28, 2024, (ii) 7,844 restricted shares will vest on February 28, 2025, and (iii) 4,083 restricted shares will vest on February 28, 2026. 18,087 of Mr. Albano’s restricted shares vested in February 2023.
(5)
Mr. Moragne’s restricted shares are scheduled to vest as follows: (i) 11,259 restricted shares will vest on February 28, 2024, (ii) 7,844 restricted shares will vest on February 28, 2025, and (iii) 4,083 restricted shares will vest on February 28, 2026. 18,087 of Mr. Moragne’s restricted shares vested in February 2023.
(6)
Mr. Pickney’s restricted shares are scheduled to vest as follows: (i) 5,418 restricted shares will vest on February 28, 2024, (ii) 4,076 restricted shares will vest on February 28, 2025, and (iii) 2,597 restricted shares will vest on February 28, 2026. 6,759 of Mr. Pickney’s restricted shares vested in February 2023.
(7)
Mr. Callan’s restricted shares are scheduled to vest as follows: (i) 3,629 restricted shares will vest on February 28, 2024, (ii) 2,351 restricted shares will vest on February 28, 2025, and (iii) 874 restricted shares will vest on February 28, 2026. 5,034 of Mr. Callan’s restricted shares vested in February 2023.

Stock Vested and Settled

The following table summarizes the number of securities underlying the equity awards held by each of the NEOs as of the fiscal year ended December 31, 2022.

Name	Number of shares Acquired on Vesting (#)(1)	Value Realized on Settlement or Vesting ($)(2)
Christopher J. Czarnecki	40,015	877,529
Ryan M. Albano	14,005	307,130
John D. Moragne	14,005	307,130
Roderick A. Pickney	5,502	120,659
John D. Callan, Jr.	5,502	120,659

51	2023 Proxy Statement

(1)
For each of Messrs. Czarnecki, Albano, Moragne, Pickney and Callan, an aggregate of 20,428, 5,049, 5,049, 1,340 and 1,984 restricted shares, respectively, were withheld to cover taxes.
(2)
Represents the fair value of the shares of the Company’s Common Stock following the lapse of the vesting conditions for the restricted shares.

Payments upon Certain Events of Termination or Change in Control

Employment Agreements

The summary description and tables below describe the arrangements that were in effect for each of our NEOs as of December 31, 2022. As described above in the section titled “Employment Agreements with our Named Executive Officers,” each of Messrs. Czarnecki, Albano and Moragne are eligible to receive potential severance payments and benefits upon certain terminations of employment. Excluding in connection with a change in control (as described below), the company does not maintain a written formal severance policy for its employees and, as a result, neither Mr. Callan nor Mr. Pickney is entitled to receive a severance payment in the event of a termination without cause. Payment of the severance benefits described above is subject to the applicable NEO’s execution of a release of claims.

CIC Severance Policy

On April 29, 2022, our Board of Directors approved the Broadstone Net Lease, Inc. Change in Control Severance Protection Policy (the “CIC Severance Policy”), in which all employees of the Company who are not party to an individual employment agreement will participate. The CIC Severance Policy sets forth the Company’s policy on provision of severance payments and benefits under specified conditions in connection with and following a Change in Control (as defined in the CIC Severance Policy). The Company believes these agreements help to retain employees, including our executive officers, who are critical to our long-term success.

Under the provisions of the CIC Severance Policy, each of Messrs. Callan and Pickney are entitled to receive certain payments and benefits in the event that, within the period beginning three months prior to and ending twelve months following a Change in Control (the “Change in Control Protection Period”), the Company, or its successor, terminates the executive’s employment without “cause” or the executive terminates his employment for “good reason” (as such terms are defined in the CIC Severance Policy) (collectively, a “Qualifying Termination”). These payments and benefits include the following: (i) payment of accrued benefits consisting of unpaid base salary and accrued but unused vacation and/or paid time off through the date of termination, reimbursement for all reasonable out-of-pocket business expenses incurred and paid by executive through date of termination, vested benefits under Company benefit plans, and any annual bonus earned but unpaid as of the date of termination (collectively, the “Accrued Rights”); (ii) a lump sum payment equal to 1.0 times the executive’s base salary; (iii) a lump sum payment equal to the executive’s annual target bonus; (iv) a lump sum payment equal to the prorated annual target bonus for year of date of termination, through the date of termination; and (v) payment of the employer portion of COBRA premiums for 12 months.

All of the severance payments and benefits, other than the Accrued Rights, are conditioned on the executive’s executing and not revoking a general release of claims for the benefit of the Company. In the event of any of the payments or benefits provided for under the CIC Severance Policy or otherwise payable to the executive would constitute “parachute payments” within the meaning of Section 280G of the Code and would be subject to the related excise tax under Section 4999 of the Code, then the executive will be entitled to receive either the full payment of such payments and benefits or a reduced amount of payments and benefits, where the reduced amount would result in no portion of the payments or benefits being subject to the excise tax, whichever results in the greater amount after-tax benefits being retained by the executive.

The CIC Severance Policy does not impact the terms of outstanding equity awards and the treatment of all equity awards held by the executives at the time of a Change in Control will be governed by the terms of the applicable award agreement and equity plan pursuant to which the outstanding awards were granted.

In the event the executive’s employment is terminated by the Company for cause, or the executive voluntarily terminates employment (without good reason) during the Change in Control Protection Period, the executive will be entitled to receive only the Accrued Rights. In the event the Company terminates the employment of the executive other than in the event of a Qualifying Termination, the terms of the CIC Severance Policy will not apply.

52	2023 Proxy Statement

Treatment of Equity Awards

Each of our NEOs has been granted (i) time-based restricted shares and (ii) performance-based restricted stock units under the Equity Plan. In connection with certain transactions or termination events, the restricted shares and performance-based restricted stock units will be treated as described below.

Treatment in connection with a Change in Control.

Time-Based Restricted Shares: In the event of a Change in Control, to the extent that any outstanding unvested restricted shares are not assumed or substituted for an equivalent number of shares by an acquirer, such restricted shares will become 100% vested. If any outstanding unvested restricted shares are assumed or substituted for an equivalent number of shares by an acquirer in connection with a Change in Control, such restricted shares will become 100% vested, if within the 12-month period following the consummation of a Change in Control, the participant’s employment is terminated by the Company (or its successor) without cause or by the participant for good reason. The “double-trigger” acceleration of assumed or substituted time-based restricted shares following a Change in Control described in the immediately preceding sentence applies to each of the NEOs.

Performance-Based Restricted Stock Units: In the event of a Change in Control, if the restricted stock units are assumed by an acquirer, the Board will determine the extent to which the performance conditions have been achieved as of the date on which the transaction is consummated and the portion of the award that would have otherwise vested on such date will continue to remain outstanding and eligible to vest upon the expiration of the performance period. If the restricted stock units are assumed in connection with a Change in Control and the participant’s employment is terminated by the Company (or its successor) without cause or by the participant for good reason within the 12-month period following a Change in Control, then the outstanding performance-based restricted stock units will vest in full based on actual performance of the Company as of the date on which the Change in Control is consummated. If the restricted stock units are not assumed or substituted for an equivalent award by an acquirer, the portion of the restricted stock units that have satisfied the performance conditions based on actual performance will become 100% vested as of the date on which the Change in Control is consummated.

Treatment upon Termination.

Time-Based Restricted Shares: In the event of a termination of employment for any reason (other than as described below), all unvested time-based restricted shares are forfeited without consideration as of the date of such termination. With respect to Messrs. Czarnecki, Albano and Moragne, however, if the NEO’s employment terminated is by the Company without cause or by the executive for good reason, such NEO is entitled to full acceleration of his or her unvested restricted shares. For all NEOs, if the NEO’s employment is terminated due to their death or Disability, such NEO is entitled to full acceleration of his or her unvested restricted shares.

Performance-Based Restricted Stock Units: If the participant’s employment is terminated for any reason (other than as described below), the unvested portion of the performance-based restricted stock units is forfeited without consideration as of the date of such termination. For all NEOs, if the participant’s employment with the Company is terminated due to death or disability, such participant will be entitled to vest in a prorated number of performance-based restricted stock units (calculated based on the number of days the participant was employed during the performance period prior to such termination), which is determined to be vested and earned based on the actual achievement of the performance goals through the expiration of the performance period, as determined by the Company on the measurement date following the end of the performance period.

The table below estimates the dollar value of the additional payments and benefits that the NEOs would have been entitled to receive under the plans and arrangements described above, assuming the applicable triggering event occurred on December 31, 2022. For this purpose, we have assumed a value of $16.21 per share of our Common Stock (the closing price of our Common Stock on December 31, 2022).

53	2023 Proxy Statement

	Cash Severance($)	Prorated Bonus($)	Benefits Continuation ($)(1)	Equity Acceleration ($)(2)		Total
Upon Termination by the Company without Cause or by the Executive for Good Reason
Christopher J. Czarnecki	2,750,000	750,000	25,866	1,802,341		5,328,207
Ryan M. Albano	1,350,000	450,000	41,644	669,035		2,510,679
John D. Moragne	1,350,000	450,000	36,608	669,035		2,505,643
Roderick A. Pickney	N/A	N/A	N/A	N/A		N/A
John D. Callan, Jr.	N/A	N/A	N/A	N/A		N/A
Upon Termination due to death or by the Company due to Disability
Christopher J. Czarnecki	N/A	750,000	12,933	2,218,118	(3)	2,981,050
Ryan M. Albano	N/A	450,000	20,822	821,365	(3)	1,292,187
John D. Moragne	N/A	450,000	18,304	821,365	(3)	1,289,670
Roderick A. Pickney	N/A	N/A	N/A	314,128	(3)	314,128
John D. Callan, Jr.	N/A	N/A	N/A	196,591	(3)	196,591
Upon Termination by the Company without Cause or by the Executive for Good Reason in connection with a Change in Control
Christopher J. Czarnecki	4,125,000	750,000	25,866	2,706,159	(4)	7,607,025
Ryan M. Albano	1,800,000	450,000	41,644	1,009,755	(4)	3,301,399
John D. Moragne	1,800,000	450,000	36,608	1,009,755	(4)	3,296,363
Roderick A. Pickney	536,250	211,250	18,303	336,250	(4)	1,102,053
John D. Callan, Jr.	436,150	150,150	15,385	204,030	(4)	805,715

(1)
Amounts in this column represent the value of the health and welfare benefits continuation.
(2)
Amounts in this column represent the value of the acceleration of restricted stock awards which were outstanding as of December 31, 2022. As of December 31, 2022, the fair market value of a share of the Company’s Common Stock was $16.21.
(3)
Amounts in this column are based on actual levels of performance as of December 31, 2022 and a prorated portion of the outstanding and unvested performance-based restricted stock units if termination due to death or disability occurred as of December 31, 2022.
(4)
Amounts in this column show actual levels of performance that would have been achieved if the closing of a Change in Control transaction occurred on December 31, 2022 with respect to all outstanding and unvested performance-based restricted stock units.

For purposes of the equity awards and the CIC Severance Policy, “Change in Control” generally means the occurrence of any of the following events with respect to the Company: (a) any person (other than directly from the Company) first acquires securities of the Company representing fifty percent or more of the combined voting power of the Company’s then outstanding voting securities, other than an acquisition by certain employee benefit plans, the Company or a related entity, or any person in connection with a non-control transaction; (b) a majority of the members of the Board of Directors is replaced by directors whose appointment or election is not endorsed by a majority of the members of the Board of Directors serving immediately prior to such appointment or election; (c) any merger, consolidation, or reorganization, other than in a non-control transaction; (d) a complete liquidation or dissolution; or (e) sale or disposition of all or substantially all of the assets. A “non-control transaction” generally includes any transaction in which (i) stockholders immediately before such transaction continue to own at least a majority of the combined voting power of such resulting entity following the transaction; (ii) a majority of the members of the Board of Directors immediately before such transaction continue to constitute at least a majority of the board of the surviving entity following such transaction; or (iii) with certain exceptions, no person other than any person who had beneficial ownership of more than fifty percent of the combined voting power of the Company’s then outstanding voting securities immediately prior to such transaction has beneficial ownership of more than fifty percent of the combined voting power of the surviving entity’s outstanding voting securities immediately after such transaction.

For purposes of the Employment Agreements entered into by Messrs. Czarnecki, Albano and Moragne and the CIC Severance Policy, the terms below are generally defined as provided below:

•
“Cause” means (i) conduct by executive that amounts to willful misconduct, gross neglect, or a material refusal to perform executive’s duties and responsibilities, which conduct, if susceptible to a cure in the reasonable discretion of the Company, remains uncured for ten (10) business days following delivery of a written notice to executive setting forth the nature of such conduct; (ii) any willful violation of any material law, rule, or regulation applicable to the Company generally; (iii) executive’s material violation of any

54	2023 Proxy Statement

material written policy, board committee charter, or code of ethics or business conduct (or similar code) of the Company to which executive is subject, which violation, if susceptible to a cure in the reasonable discretion of the Company, remains uncured for ten (10) business days following delivery of a written notice to executive setting forth the nature of such violation; (iv) any act of fraud, misappropriation, or embezzlement by executive, whether or not such act was committed in connection with the business of the Company; (v) a material breach of Section 6 hereof or of any other contractual obligations, or any breach of fiduciary duties owed by executive to the Company (which breach, if susceptible to a cure in the reasonable discretion of the Company, remains uncured for ten (10) business days following delivery of a written notice to executive setting forth the nature of such breach); (vi) executive’s charge with, indictment for, conviction of, or entry of a plea of guilty or nolo contendere or no contest with respect to: (X) any felony, or any misdemeanor involving dishonesty or moral turpitude (including pleading guilty or nolo contendere to a felony or lesser charge which results from plea bargaining), whether or not such felony, crime or lesser offense is connected with the business of the Company, or (Y) any crime connected with the business of the Company; or (v) executive’s deliberate misrepresentation in connection with, or willful failure to cooperate with, a bona fide internal investigation or an investigation by regulatory or law enforcement authorities, after being instructed by the Company to cooperate, or the willful destruction or failure to preserve documents or other materials known to be relevant to such investigation or the willful inducement of others to fail to cooperate or to produce documents or other materials as reasonably requested by the Company or its legal counsel.
•
“Good Reason” means any of the following, without the executive’s written consent: (i) a material diminution in executive’s title, position, authority, duties, or responsibilities; (ii) a material diminution in the authority, duties, or responsibilities of the supervisor to whom Executive is required to report; (iii) a material diminution in executive’s base salary or target bonus opportunity; (iv) a willful and material breach by the Company of this Agreement; or (v) the relocation (without the written consent of Executive) of Executive’s principal place of employment by more than thirty-five (35) miles from executive’s then-current principal location; ,however, that a termination by executive for any of the reasons listed in (i) through (v) above shall not constitute termination for good reason unless (A) the notice of termination on account thereof is given no later than ninety (90) days after the time at which executive has knowledge that the event or condition purportedly giving rise to good reason first occurs or arises, (B) if there exists an event or condition that constitutes good reason, the Company shall have thirty (30) days from the date notice of such termination is received to cure such event or condition and, if the Company does so, such event or condition shall not constitute good reason hereunder, and (C) Executive provides written notice of termination with good reason within sixty (60) days following the Company’s failure to cure such event or condition.

Securities Authorized for Issuance under Equity Compensation Plans

The following table provides information about shares of Common Stock authorized for issuance under all of our equity compensation plans as of December 31, 2022:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders
Equity compensation plans not approved by security holders	232,963	(1)		7,967,398(2)
Total				7,967,398(2)

(1) This column represents the performance-based restricted stock units that are outstanding as of December 31, 2022 under the 2020 Omnibus Equity Incentive Plan.

(2) Reflects the number of shares of Common Stock that remain available for issuance under the 2020 Omnibus Equity Incentive Plan, as of December 31, 2022, taking into account 9,000,000 shares of Common Stock authorized for issuance under the terms

55	2023 Proxy Statement

of the plan less equity awards that were granted prior to December 31, 2022 and any applicable award forfeitures.

Description of the 2020 Omnibus Equity Incentive Plan

On August 4, 2020, our Board of Directors adopted the Company’s 2020 Omnibus Equity and Incentive Plan (the “2020 Equity Incentive Plan”), under which equity awards may be made in respect of 9,000,000 shares of our Common Stock (“Shares”). Under the 2020 Equity Incentive Plan, awards may be granted in the form of options, restricted stock, restricted stock units, stock appreciation rights, dividend equivalent rights, share awards and performance-based awards (including performance share units and performance-based restricted stock) and LTIP Units (as defined below). The following is a summary of the material terms of the 2020 Equity Incentive Plan. This summary is qualified in its entirety by reference to the full text of the 2020 Equity Incentive Plan, which is attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the SEC on August 4, 2020, which is hereby incorporated by reference.

Administration. The 2020 Equity Incentive Plan is administered by the Compensation Committee of our Board of Directors. The Compensation Committee consists of at least two directors of the Board of Directors and may consist of the entire Board of Directors. The Compensation Committee consists of directors considered to be non-employee directors for purposes of Section 16 of the Exchange Act.

Plan Term. The 2020 Equity Incentive Plan will terminate on the tenth (10th) anniversary of the date of its adoption, unless earlier terminated by our Board of Directors.

Eligibility. Under the 2020 Equity Incentive Plan, “Eligible Individuals” include officers, employees, consultants, and non-employee directors providing services to the Company and its subsidiaries. The Compensation Committee will determine which Eligible Individuals will receive grants of awards.

Incentives Available. Under the 2020 Equity Incentive Plan, the Compensation Committee may grant any of the following types of awards to an Eligible Individual: nonqualified stock options (“NQSOs”); stock appreciation rights (“SARs”); restricted stock grants (“Restricted Stock”); restricted stock units (“RSUs”); Performance Awards; Dividend Equivalent Rights; Share Awards; LTIP Units, and Cash-Based Awards, each as defined below and, to certain Eligible Individuals in accordance with Section 422 of the Code, incentive stock options (“ISOs”) (each type of grant is considered an “Award”).

Shares Available. Subject to any adjustment as provided in the 2020 Equity Incentive Plan, up to 2,250,000 Shares may be issued pursuant to Awards granted under the 2020 Equity Incentive Plan, all of which may be granted as incentive stock options (“ISOs”). For a non-employee director, the maximum dollar amount of cash or the fair market value of Shares that any individual may receive in any calendar year in respect of Awards may not exceed that number of Shares representing a fair market value equal to the positive difference, if any, between $500,000 and the aggregate value of any annual cash retainer paid to the non-employee director (excluding the value of any chairperson retainer or fee and meeting fees received by a non-employee director in respect of such calendar year).

If an Award or any portion thereof that is granted under 2020 Equity Incentive Plan (i) expires or otherwise terminates without all of the Shares covered by such Award having been issued, or (ii) is settled in cash (i.e., the participant receives cash rather than Shares), such expiration, termination, or settlement will not reduce (or otherwise offset) the number of Shares that may be available for issuance under 2020 Equity Incentive Plan. If any Shares issued pursuant to an Award are forfeited and returned back to or reacquired by the Company because of the failure to meet a contingency or condition required to vest such Shares in the participant, then the Shares that are forfeited or reacquired will again become available for issuance under 2020 Equity Incentive Plan. Any Shares tendered or withheld (i) to pay the exercise price of an Option (as defined below), or (ii) to satisfy tax withholding obligations associated with an Award granted under 2020 Equity Incentive Plan shall not become available again for issuance under 2020 Equity Incentive Plan.

Stock Options. The Compensation Committee may grant NQSOs to Eligible Individuals and ISOs to Eligible Individuals (collectively, “Options”) who are employees of the Company or a subsidiary on the date of grant. A NQSO is the right to purchase one or more Shares at a designated exercise price. An ISO is an Option that is subject to statutory requirements and limitations required for certain tax advantages allowed under Section 422 of the Code, and an NQSO is an Option that does not qualify as an ISO.

56	2023 Proxy Statement

Vesting and Exercise Periods for Options. Each Option granted under the 2020 Equity Incentive Plan may be subject to certain vesting requirements and will become exercisable in accordance with the specific terms and conditions of the Option, as determined by the Compensation Committee at the time of grant and set forth in an Award agreement. The term of an Option generally may not exceed ten years from the date it is granted (five years in the case of an ISO granted to a ten-percent stockholder). Each Option, to the extent it becomes exercisable, may be exercised at any time in whole or in part until its expiration or termination, unless otherwise provided in applicable Award agreement.

Exercise Price for Options. The purchase price per Share with respect to any Option granted under the 2020 Equity Incentive Plan may be not less than the greater of the par value of a Share and 100% of the fair market value of a share of Common Stock on the date the Option is granted (110% in the case of an ISO granted to a ten-percent stockholder).

Stock Appreciation Rights. The Compensation Committee may grant SARs to Eligible Individuals on terms and conditions determined by the Compensation Committee at the time of grant and set forth in an Award agreement. A SAR may be granted (a) at any time if unrelated to an Option, or (b) if related to an Option, either at the time of grant or at any time thereafter during the term of the Option.

Amount Payable. A SAR is a right granted to a participant to receive an amount equal to (i) the excess of the fair market value of a Share on the last business day preceding the date of exercise of such SAR over the fair market value of a Share on the date the SAR was granted, multiplied by (ii) the number of Shares as to which the SAR is being exercised. A SAR may be settled or paid in cash, Shares or a combination of each, in accordance with its terms.

Duration. Each SAR will be exercisable or be forfeited or expire on such terms as the Compensation Committee determines. Except in limited circumstances, an SAR shall have a term of no greater than ten years.

Prohibition on Repricings. The Compensation Committee has no authority to make any adjustment or amendment (other than in connection with certain changes in capitalization or certain corporate transactions in accordance with the terms of the 2020 Equity Incentive Plan, as generally described below) that reduces, or would have the effect of reducing, the exercise price of an Option or SAR previously granted under the 2020 Equity Incentive Plan, unless the Company’s stockholders approve such adjustment or amendment.

Dividend Equivalent Rights. The Compensation Committee may grant dividend equivalent rights (“Dividend Equivalent Rights”), either in tandem with an Award or as a separate Award, to Eligible Individuals on terms and conditions determined by the Compensation Committee at the time of grant and set forth in an Award agreement. A Dividend Equivalent Right is a right to receive cash or Shares based on the value of dividends that are paid with respect to the Shares. Amounts payable in respect of Dividend Equivalent Rights may be payable currently or, if applicable, deferred until the lapsing of restrictions on such dividend equivalent rights or until the vesting, exercise, payment, settlement, or other lapse of restrictions on the Award to which the Dividend Equivalent Rights relate, subject to compliance with Section 409A of the Code. Dividend Equivalent Rights may be settled in cash or shares of Common Stock or a combination thereof, in a single installment or multiple installments, as determined by the Compensation Committee. Unless set forth in an Award Agreement, awards of Restricted Stock (other than performance-vested Restricted Stock) will include a right to receive dividends at the time such dividend is paid to holders of Shares, whether or not the Restricted Stock is vested at that time and Awards of Restricted Stock Units and performance vested Restricted Stock will provide for dividend equivalent rights that will accrue and be paid only at such time as the underlying awards vest.

Restricted Stock; Restricted Stock Units. The Compensation Committee may grant either Shares (Restricted Stock) or phantom Shares (RSUs), in each case subject to certain vesting requirements, on terms and conditions determined by the Compensation Committee at the time of grant and set forth in an Award agreement.

Restricted Stock. Unless the Compensation Committee determines otherwise, upon the issuance of shares of Restricted Stock, the participant shall have all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions made with respect to the Shares. The Compensation Committee may determine that the payment to the participant of dividends, or a specified portion thereof, declared or paid on such Shares shall be deferred until the lapsing of the restrictions imposed upon such

57	2023 Proxy Statement

Shares and held by the Company for the account of the participant until such time. Payment of deferred dividends in respect of shares of Restricted Stock shall be made upon the lapsing of restrictions imposed on the shares of Restricted Stock in respect of which the deferred dividends were paid, and any dividends deferred in respect of any shares of Restricted Stock shall be forfeited upon the forfeiture of such shares of Restricted Stock.

Period for Lapsing of Restrictions on Restricted Stock. During such period as may be set by the Compensation Committee in the Award agreement (the “Vesting Period”), the Participant shall not be permitted to sell, transfer, pledge, hypothecate, or assign shares of Restricted Stock awarded under the 2020 Equity Incentive Plan except by will or the laws of descent and distribution. The Compensation Committee may also impose such other restrictions and conditions, including the attainment of pre-established Performance Objectives (as defined below) or other corporate or individual performance goals, on Restricted Stock as it determines in its sole discretion.

Restricted Stock Units. Each RSU shall represent the right of the participant to receive a payment upon vesting of the RSU, or on any later date specified by the Compensation Committee, of an amount equal to the fair market value of a Share as of the date the RSU becomes vested (together with such dividends as may have accrued with respect to such Share from the time of the grant of the Award until the time of vesting), or such later date as determined by the Compensation Committee at the time the RSU is granted (and which will be set forth in the applicable grant agreement). An RSU may be settled or paid in cash, Shares or a combination of each, as determined by the Compensation Committee.

Performance Awards. Performance awards ((“Performance Awards”) (including performance units (“Performance Units”) and performance share units (“Performance Share Units”) and performance-based restricted stock (“Performance-Based Restricted Stock”)) may be granted to Eligible Individuals on terms and conditions determined by the Compensation Committee and set forth in an Award agreement.

Performance Units. Performance Units shall be denominated in a specified dollar amount and, contingent upon the attainment of specified performance objectives within a performance cycle and such other vesting conditions as may be determined by the Compensation Committee (including without limitation, a continued employment requirement following the end of the applicable performance period), represent the right to receive payment of the specified dollar amount or a percentage of the specified dollar amount depending on the level of performance objective attained; provided, however, that the Compensation Committee may at the time a Performance Unit is granted specify a maximum amount payable in respect of a vested Performance Unit. The award agreement for each Performance Unit shall specify the number of Performance Units to which it relates, the Performance Objectives and other conditions which must be satisfied in order for the Performance Unit to vest and the performance cycle within which such Performance Objectives must be satisfied and the circumstances under which the award will be forfeited.

Performance Share Units. Performance Share Units shall be denominated in Shares and, contingent upon the attainment of specified Performance Objectives within a performance cycle and such other vesting conditions as may be determined by the Compensation Committee (including, without limitation, a continued employment requirement following the end of the applicable performance period), represent the right to receive an amount of the fair market value of a Share on the date the Performance Share Unit becomes vested or any other date specified by the Compensation Committee or a percentage of such amount depending on the level of Performance Objective attained; provided, however, that the Compensation Committee may at the time a Performance Share Unit is granted specify a maximum amount payable in respect of a vested Performance Share Unit. A Performance Share Unit may be settled in cash, shares, or a combination of each. The Award agreement for each Performance Share Unit shall specify the number of Performance Share Units to which it relates, the Performance Objectives and other conditions which must be satisfied in order for the Performance Share Unit to vest and the performance cycle within which such Performance Objectives must be satisfied and the circumstances under which the Award will be forfeited.

Performance-Based Restricted Stock. Performance-Based Restricted Stock shall consist of an Award of shares of Restricted Stock, issued in the participant’s name and subject to appropriate restrictions and transfer limitations. Unless the Compensation Committee determines otherwise and as set forth in the applicable Award agreement, upon issuance of Shares of Performance-Based Restricted Stock, the participant shall have all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to Shares. The Award agreement for each Award of Performance-Based

58	2023 Proxy Statement

Restricted Stock will specify the number of shares of Performance-Based Restricted Stock to which it relates, the Performance Objectives and other conditions that must be satisfied in order for the Performance-Based Restricted Stock to vest, the performance cycle within which the Performance Objectives must be satisfied (which will not be less than one (1) year) and the circumstances under which the Award will be forfeited.

Performance Objectives. Performance objectives (“Performance Objectives”) may be expressed in terms of (i) net earnings; (ii) earnings per share; (iii) net debt; (iv) revenue or sales growth; (v) net or operating income; (vi) net operating profit; (vii) return measures (including, but not limited to, return on assets, capital, equity or sales); (viii) cash flow (including, but not limited to, operating cash flow, distributable cash flow and free cash flow); (ix) earnings before or after taxes, interest, depreciation, amortization and/or rent; (x) share price (including, but not limited to growth measures and total stockholder return); (xi) expense control or loss management; (xii) customer satisfaction; (xiii) market share; (xiv) economic value added; (xv) working capital; (xvi) the formation of joint ventures or the completion of other corporate transactions; (xvii) gross or net profit margins; (xviii) revenue mix; (xix) operating efficiency; (xx) product diversification; (xxi) market penetration; (xxii) measurable achievement in quality, operation or compliance initiatives; (xxiii) quarterly dividends or distributions; (xxiv) employee retention or turnover; (xxv) any other operational, financial or other goal as may be determined by the Compensation Committee; (xxvi) AFFO or Funds From Operations, or (xxvii) any combination of or a specified increase in any of the foregoing. Performance Objectives may be in respect of the performance of the Company, any of its Subsidiaries or Divisions (as defined in the 2020 Equity Incentive Plan) or any combination thereof. Performance Objectives may be absolute or relative (to prior performance of the Company or to the performance of one or more other entities or external indices) and may be expressed in terms of a progression within a specified range. The Compensation Committee may adjust Performance Objectives from time to time to reflect the impact of specified events, including any one or more of the following with respect to the applicable performance period: (i) the gain, loss, income, or expense resulting from changes in accounting principles or tax laws that become effective during the performance period; (ii) the gain, loss, income, or expense reported publicly by the Company with respect to the performance period that are extraordinary or unusual in nature or infrequent in occurrence; (iii) the gains or losses resulting from, and the direct expenses incurred in connection with, the disposition of a business or the sale of investments or non-core assets; (iv) the gain or loss from all or certain claims and/or litigation and all or certain insurance recoveries relating to claims or litigation; (v) the impact of investments or acquisitions made during the year or, to the extent provided by the Compensation Committee, any prior year; or (vi) other extraordinary or unusual events as determined by the Compensation Committee. The events may relate to the Company as a whole or to any part of the Company’s business or operations, as determined by the Compensation Committee. Any adjustments based on the effect of certain events are to be determined in accordance with generally accepted accounting principles and standards, unless another objective method of measurement is designated by the Compensation Committee.

Prior to the vesting, payment, settlement, or lapsing of any restrictions the Compensation Committee shall determine that the applicable Performance Objectives have been satisfied. In respect of a Performance Award, the Compensation Committee may, in its sole discretion, (i) reduce the amount of cash paid or number of Shares to be issued or that have been issued and that become vested or on which restrictions lapse, and/or (ii) establish rules and procedures that have the effect of limiting the amount payable to any Participant to an amount that is less than the amount that otherwise would be payable under such Award. The Compensation Committee may exercise such discretion in a non-uniform manner among Participants.

Share Awards. The Compensation Committee may grant an Award of Shares (“Share Awards”) to an Eligible Individual on such terms and conditions as the Compensation Committee may determine at the time of grant. A Share Award may be made as additional compensation for services rendered by the Eligible Individual or may be in lieu of cash or other compensation to which the Eligible Individual is entitled from the Company.

LTIP Units. The Compensation Committee may grant an Award of LTIP Units (“LTIP Units”) to an Eligible Individual on such terms and conditions as the Compensation Committee may determine at the time of grant. LTIP Units are intended to be profits interests in the OP, the rights and features of which, if applicable, will be set forth in the OP Agreement, as applicable.

Cash-Based Awards. The Compensation Committee may grant a Cash-Based Award to an Eligible Individual on such terms and conditions as the Compensation Committee may determine at the time of grant. The Compensation Committee shall determine the maximum duration of the Cash-Based Award, the amount of cash to which the Cash-Based Award pertains, the conditions upon which the Cash-Based Award shall become vested or

59	2023 Proxy Statement

payable, and such other provisions as the Compensation Committee may determine. Each Cash-Based Award shall specify a cash-dominated payment amount, formula or payment ranges as determined by the Compensation Committee.

Adjustments upon Changes in Capitalization. In the event that the outstanding Shares are changed into or exchanged for a different number or kind of Shares or other stock or securities or other equity interests of the Company or another corporation or entity, whether through merger, consolidation, reorganizations, recapitalization, reclassification, stock dividend, stock split, reverse stock split, substitution, or other similar corporate event or transaction, or an extraordinary dividend or distribution by the Company in respect of its Shares or other capital stock or securities convertible into capital stock in cash, securities, or other property, the Compensation Committee shall determine the appropriate adjustments, if any, to (a) the maximum number and kind of shares of stock or other securities or other equity interests as to which Awards may be granted under the 2020 Equity Incentive Plan, (b) the maximum number and class of Shares or other stock or securities that may be issued upon exercise of ISOs, (c) the number and kind of Shares or other securities covered by any or all outstanding Awards that have been granted under the 2020 Equity Incentive Plan, (d) the option price of outstanding Options and the base price of outstanding SARs, and (e) the Performance Objectives applicable to outstanding Performance Awards.

Effect of Change in Control or Certain Other Transactions. Generally, the Award agreement evidencing each Award will provide any specific terms applicable to that Award in the event of a Change in Control of the Company (as defined below). Unless otherwise provided in an Award agreement, in connection with a merger, consolidation, reorganization, recapitalization, or other similar change in the capital stock of the Company, or a liquidation or dissolution of the Company or a Change in Control (each a “Corporate Transaction”), Awards shall either: (a) continue following such Corporate Transaction, which may include, in the discretion of the Compensation Committee or the parties to the Corporate Transaction, the assumption, continuation, or substitution of the Awards, in each case with appropriate adjustments to the number, kind of shares, and exercise prices of the Awards; (b) become vested in whole or in part; or (c) terminate.

For purposes of the 2020 Equity Incentive Plan, “Change in Control” generally means the occurrence of any of the following events with respect to the Company: (a) any person (other than directly from the Company) first acquires securities of the Company representing fifty percent or more of the combined voting power of the Company’s then outstanding voting securities, other than an acquisition by certain employee benefit plans, the Company or a related entity, or any person in connection with a non-control transaction; (b) a majority of the members of the Board of Directors is replaced by directors whose appointment or election is not endorsed by a majority of the members of the Board of Directors serving immediately prior to such appointment or election; (c) any merger, consolidation, or reorganization, other than in a non-control transaction; (d) a complete liquidation or dissolution; or (e) sale or disposition of all or substantially all of the assets. A “non-control transaction” generally includes any transaction in which (i) stockholders immediately before such transaction continue to own at least a majority of the combined voting power of such resulting entity following the transaction; (ii) a majority of the members of the Board of Directors immediately before such transaction continue to constitute at least a majority of the board of the surviving entity following such transaction; or (iii) with certain exceptions, no person other than any person who had beneficial ownership of more than fifty percent of the combined voting power of the Company’s then outstanding voting securities immediately prior to such transaction has beneficial ownership of more than fifty percent of the combined voting power of the surviving entity’s outstanding voting securities immediately after such transaction.

Options and SARs Terminated in Corporate Transaction. If Options or SARs are to terminate in the event of a Corporate Transaction, the holders of vested Options or SARs must be provided either (a) fifteen days to exercise their Options or SARs, or (b) payment (in cash or other consideration) in respect of each Share covered by the Option of SAR being cancelled in an amount equal to the excess, if any, of the per Share consideration to be paid to stockholders in the Corporate Transaction over the price of the Option or the SAR. If the per Share consideration to be paid to stockholders in the Corporate Transaction is less than the exercise price of the Option or SAR, the Option or SAR may be terminated without payment of any kind. The holders of unvested Options or SARs may also receive payment, at the discretion of the Compensation Committee, in the same manner as described above for vested Options and SARs. The Compensation Committee may also accelerate the vesting on any unvested Option or SAR and provide holders of such Options or SARS a reasonable opportunity to exercise the Award.

60	2023 Proxy Statement

Other Awards Terminated in Corporate Transaction. If Awards other than Options and SARs are to terminate in connection with a corporate transaction, the holders of vested Awards will be provided, and holders of unvested Awards may be provided, at the discretion of the Compensation Committee, payment (in cash or other consideration upon or immediately following the Corporate Transaction, or, to the extent permitted by Section 409A of the Code, on a deferred basis) in respect of each Share covered by the Award being cancelled in an amount equal to the per Share price to be paid to stockholders in the Corporate Transaction, where the value of any non-cash consideration will be determined by the Compensation Committee in good faith.

The Compensation Committee may, in its sole discretion, provide for different treatment for different Awards or Awards held by different parties, and where alternative treatment is available for a participant’s Awards, may allow the participant to choose which treatment will apply to his or her Awards.

Transferability. The 2020 Equity Incentive Plan generally restricts the transfer of any Awards, except (a) transfers by will or the laws of descent and distribution, or (b) to a beneficiary designated by the participant, to whom any benefit under the 2020 Equity Incentive Plan is to be paid or who may exercise any rights of the participant in the event of the participant’s death before he or she receives any or all of such benefit or exercises an Award.

Amendment or Termination of the Equity Incentive Plan. The 2020 Equity Incentive Plan may be amended or terminated by the Board of Directors without stockholder approval unless stockholder approval of the amendment or termination is required under applicable law, regulation, or New York Stock Exchange requirement. No amendment may materially and adversely alter or impair any Awards that had been granted under the 2020 Equity Incentive Plan prior to the amendment without the impacted participant’s consent. The 2020 Equity Incentive Plan will terminate on the tenth (10th) anniversary of its effective date; however, when the 2020 Equity Incentive Plan terminates, any applicable terms will remain in effect for administration of any Awards outstanding at the time of the 2020 Equity Incentive Plan’s termination.

Forfeiture Events; Clawback. The Compensation Committee may specify in an Award agreement that the participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, clawback, or recoupment upon the occurrence of certain specified events or as required by law, in addition to any otherwise applicable forfeiture provisions that apply to the Award. Without limiting the generality of the foregoing, any Award under the 2020 Equity Incentive Plan shall be subject to the terms of any clawback policy maintained by the Company, as it may be amended from time to time.

CEO PAY RATIO

Our CEO Pay Ratio was calculated in compliance with the requirement set forth in Item 402(u) of Regulation S-K. We calculated the annual total compensation of our median employee (other than our CEO) for fiscal 2022 to be $156,081. As reported in the Summary Compensation Table for fiscal 2022 in this Proxy Statement, the annual total compensation of our CEO for fiscal 2022 was $4,464,582. Based on this information, the ratio of the annual total compensation of our CEO to the annual total compensation of our median employee for fiscal 2022 was 28.6:1.

To identify our median employee, we used the following methodology:

•
We determined our median employee based on our entire employee population as of December 31, 2022.
•
We used a consistently applied compensation measure that included the sum of each employee’s base salary, equity awards, and annual bonuses earned in 2022 that were paid in 2023.
•
We annualized the base salaries for employees who were employed by us for less than the entire calendar year.

Using this approach, we identified our median employee and then calculated the annual total compensation of this employee for 2022 in accordance with the requirements of the Summary Compensation Table. This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described above. Because the SEC’s rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices, the pay ratio reported by other companies may not be comparable to the

61	2023 Proxy Statement

pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios. This information is being provided for compliance purposes. Neither the Compensation Committee nor management of the Company used the pay ratio measure in making compensation decisions.

62	2023 Proxy Statement

PAY VERSUS PERFORMANCE DISCLOSURE

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain measures of the Company’s financial performance. For further information concerning the Company’s pay-for-performance philosophy and how our Compensation Committee aligns executive compensation with the Company’s performance, refer to the section of this Proxy Statement entitled “Compensation Discussion and Analysis.”

The tabular and narrative disclosures provided below are intended to be calculated in a manner consistent with the applicable SEC rules and may reflect reasonable estimates and assumptions where appropriate.

Pay Versus Performance Table

The following table provides information required under the SEC’s Item 402(v) of Regulation S-K disclosing (i) a measure of total compensation (calculated in the same manner as used for the Summary Compensation Table for our principal executive officer (“PEO”) and, as an average, for our other named executive officers (“Non-PEO NEOs”), (ii) a measure of compensation referred to as “compensation actually paid” (or “CAP”) and calculated in accordance with the available SEC guidance for our PEO and, as an average, for our Non-PEO NEOs, and (iii) certain financial performance measures, in each case, for our three most recently completed fiscal years.

					Value of Initial Fixed $100 Investment Based On:		Peer Group Total Shareholder Return ($)
Year	Summary Compensation Table Total for PEO ($)	Compensation Actually Paid to PEO ($)	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)	Total Shareholder Return ($)	Peer Group Total Shareholder Return ($)	Net Income (Loss) ($ in thousands)	AFFO Per Share ($)
(a)	(b)(1)	(c)(2)	(d)(3)	(e)(4)	(f)(5)	(g)(6)	(h)(7)	(i)(8)
2022	4,464,584	2,196,814	1,522,899	1,069,624	88.30	99.82	129,475	1.40
2021	4,428,205	5,962,671	1,475,820	1,651,075	127.51	132.23	109,528	1.31
2020	3,321,219	3,079,756	1,654,863	1,570,363	96.11	92.43	56,276	1.41

(1)
The dollar amounts reported in column (b) are the amounts of total compensation reported for Mr. Czarnecki (who served as our PEO from February 2017 through February 2023) for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to the section of this Proxy Statement entitled “Executive Compensation – Summary Compensation Table.”
(2)
The dollar amounts reported in column (c) represent Mr. Czarnecki’s CAP amount for the corresponding fiscal year, as computed in accordance with Item 402(v) of Regulation S-K and as further described below. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Czarnecki during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. Czarnecki’s total compensation for each year to determine the compensation actually paid:

Year	Reported Summary Compensation Table Total for PEO ($)	Subtract Reported Value of Equity Awards ($)(a)	Add or Subtract Equity Award Adjustments ($)(b)	Compensation Actually Paid for PEO ($)
2022	4,464,584	(2,552,546)	284,776	2,196,814
2021	4,428,205	(2,373,361)	3,907,827	5,962,671
2020	3,321,219	(2,000,000)	1,758,537	3,079,756

63	2023 Proxy Statement

(a)
The grant date fair value of equity awards represents the total of the amount reported in the “Stock Awards” column in the Summary Compensation Table for the applicable year. Refer to the section of this Proxy Statement entitled “Executive Compensation – Summary Compensation Table.” The Company does not sponsor or maintain a defined benefit pension plan, and no such benefits are provided our PEO; therefore, no adjustments have been made to the Summary Compensation Table totals for changes in pension values.
(b)
The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in the same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid or accrued on stock awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate the fair values were updated as of each measurement date and will differ from those disclosed as of the grant date. The methodology used to develop the valuation assumptions as of each applicable measurement date is consistent with those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Year-End Fair Value of Equity Awards Granted in the Year and that are Unvested ($)	Year-over-Year Change in Fair Value of Equity Awards Granted in Prior Years that are Unvested ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year-over-Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Prior Year-End Fair Value of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Value of Dividends or other Earnings Paid on Equity Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Equity Award Adjustments ($)
2022	1,762,157	(1,612,533)	—	(119,245)	—	254,397	284,776
2021	3,372,838	394,051	—	(39,219)	—	180,157	3,907,827
2020	1,720,976	—	—	—	—	37,561	1,758,537

(3)
The dollar amounts reported in column (d) represent the average of the amounts reported for the Non-PEO NEOs in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the Non-PEO NEOs included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2022, Ryan M. Albano, John D. Moragne, Roderick Pickney and John Callan; (ii) for 2021, Ryan M. Albano, John Moragne, Roderick Pickney, Andrea Wright, and Sean Cutt, including severance payments paid to Mr. Cutt in accordance with the terms of his March 2021 separation agreement; and (iii) for 2020, while the Company was classified as an “emerging growth company,” Ryan M. Albano, John D. Moragne and Sean Cutt.
(4)
The dollar amounts reported in column (e) represent the average of the CAP amount for the Non-PEO NEOs specified in footnote 3, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the Non-PEO NEOs during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the Non-PEO NEOs for each year to determine the compensation actually paid, using the same methodology described above in footnote 2 as applied to the PEO:

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs ($)	Subtract Average Reported Value of Equity Awards ($)(a)	Add or Subtract Average Equity Award Adjustments ($)(b)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2022	1,522,899	(639,825)	186,551	1,069,624
2021	1,475,820	(577,410)	752,665	1,651,075
2020	1,654,863	(700,000)	615,500	1,570,363

(a)
The grant date fair value of equity awards represents the average of total of the amount reported in the “Stock Awards” column in the Summary Compensation Table for the applicable Non-PEO NEOs for applicable year. Refer to the section of this Proxy Statement entitled “Executive Compensation - Summary Compensation Table.” The Company does not sponsor or maintain a defined benefit pension plan, and no such benefits are provided our Non-PEO NEOs; therefore, no adjustments have been made to the Summary Compensation Table totals for changes in pension values.

64	2023 Proxy Statement

(b)
The amounts deducted or added in calculating the total average equity award adjustments (in accordance with Item 402(v) of Regulation S-K as described in footnote 2(b), above) are as follows:

Year	Average Year-End Fair Value of Equity Awards Granted in the Year and that are Unvested ($)	Average Year-over-Year Change in Fair Value of Equity Awards Granted in Prior Years that are Unvested ($)	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Average Year-over-Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)(a)	Average Prior Year-End Fair Value of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Average Value of Dividends or other Earnings Paid on Equity Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Average Equity Award Adjustments ($)
2022	444,440	(290,180)	—	(21,968)	—	54,259	186,551
2021	571,584	55,166	—	93,880	—	32,033	752,665
2020	602,352	—	—	—	—	13,147	615,500

a.
Dollar amounts reported in 2021 include the value attributable to accelerated vesting of certain of Mr. Cutt’s equity awards in accordance with the terms of his March 2021 separation agreement.
(5)
The reported cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period. Such calculation is based on an initial $100 investment on December 31, 2019.
(6)
Represents the weighted peer group cumulative TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is the following published industry index: the MSCI US REIT Index. Such calculation is based on an initial $100 investment on December 31, 2019.
(7)
The dollar amounts reported represent our net income (loss) attributable to our common stockholders, as reflected in the Company’s audited financial statements for the applicable year.
(8)
Adjusted Funds From Operations (“AFFO”) Per Share is calculated by dividing (i) our AFFO for the applicable year (calculated as described in Item 7 of our Form 10-K for the fiscal year ended December 31, 2022, under the heading “Non-GAAP Measures”), by (ii) the weighted-average number of shares and Operating Company units outstanding as of December 31st of the applicable year. While the Company also uses other financial performance measures for the purpose of evaluating performance for the Company’s executive compensation programs, the Company has determined that AFFO Per Share is the financial performance measure that, in the Company’s assessment, represents the most important performance measure (that is not otherwise required to be disclosed in the table) used by the Company to link compensation actually paid to the named executive officers, for the most recently completed fiscal year, to the Company’s performance, because we believe that AFFO Per Share is a useful supplemental measure for investors to consider because it will help them to better assess our operating performance without the distortions created by non-cash revenues or expenses, and it is the most significant financial measure used for determination of bonus amounts pursuant to our 2022 annual incentive program.

Financial Performance Measures

As described in greater detail in the section of this Proxy Statement entitled “Compensation Discussion and Analysis,” the Company’s executive compensation philosophy includes development of a pay-for-performance culture as one of its key pillars. The metrics that the Company uses for its short-term and long-term incentive programs were selected based on, among other things, an objective of providing meaningful incentives for our named executive officers to create long-term value for Company stockholders. The most important financial performance measures used by the Company to link executive compensation for the named executive officers, for the most recently completed fiscal year, to the Company’s performance are set forth in the following table:

Most Important Financial Performance Measures in Fiscal Year 2022
Adjusted Funds From Operations (AFFO) Per Share*
Gross Acquisition Volume*
Net Debt to Annualized Adjusted EBITDAre*
Economic Occupancy*

65	2023 Proxy Statement

Relative TSR**

* AFFO Per Share, Gross Acquisition Volume, Net Debt to Annualized Adjusted EBITDAre, and Economic Occupancy are all objective corporate performance metrics used for our 2022 annual cash bonus program.

** Relative TSR is the primary performance-based vesting requirement under our long-term equity incentive awards.

For further information concerning the Company’s compensation philosophy, including the variable pay-for-performance components of executive compensation packages, and how the Company uses these financial performance measures to align executive compensation with the Company’s performance, refer to the section of this Proxy Statement entitled “Compensation Discussion and Analysis.”

Analysis of the Information Presented in the Pay Versus Performance Table

In accordance with Item 402(v) of Regulation S-K, the Company is providing the descriptions below of the relationships between the reported CAP amounts and each of the financial performance measures presented in the Pay Versus Performance Table. While the Company utilizes several financial performance measures to provide incentives to the executives with a goal of aligning executive compensation with Company performance, all of these performance measures are not presented in the Pay Versus Performance Table. Moreover, the Company makes compensation decisions based on a number of factors, as more fully described in the section of this Proxy Statement entitled “Compensation Discussion and Analysis,” and has not, specifically evaluated the performance measures reported in the Pay Versus Performance Table with the named executive officers’ CAP amounts (as calculated in accordance with Item 402(v) of Regulation S-K) for a particular year. Therefore, the alignment outcomes reported below may not accurately reflect the Company’s goals of linking pay with performance and aligning the interests of named executive officers with those of our stockholders.

Compensation Actually Paid and AFFO Per Share

While the Company also uses other financial performance measures for the purpose of evaluating performance for the Company’s executive compensation programs, the Company has determined that AFFO Per Share is the financial performance measure that, in the Company’s assessment, represents the most important performance measure (that is not otherwise required to be disclosed in the table) used by the Company to link compensation actually paid to the named executive officers, for 2022, to the Company’s performance.,We believe that AFFO Per Share is a useful supplemental measure for investors to consider both because it will help them to better assess our operating performance without the distortions created by non-cash revenues or expenses, and because it is the most significant financial measure used for determination of bonus amounts pursuant to the Company’s 2022 annual incentive program. Notably, the trajectory of AFFO Per Share performance since 2020 is greatly impacted by the initial public offering (“IPO”) of the Company’s Common Stock in September 2020, which had a dilutive impact on AFFO Per Share. Even though the Company’s reported AFFO Per Share decreased from 2020 to 2021, our reported AFFO Per Share in 2021 represents a 9.2% increase over our Q4 2020 (post-IPO) annualized results. Accordingly, while the following graph demonstrates that the CAP amount for Mr. Czarnecki and the average CAP amount for the Non-PEO NEOs is not fully aligned with the Company’s “company-selected measure” of AFFO Per Share over the three years presented in the Pay Versus Performance Table, we believe that the AFFO Per Share performance since our IPO is aligned with the Company’s compensation practices. Further, because AFFO Per Share is only one of several factors used in our annual incentive program, and a significant portion of each NEO’s compensation is tied to long-term incentive awards, CAP values are more directly influenced by fluctuations in our share price than by our AFFO Per Share results when considered as a single measure.

66	2023 Proxy Statement

$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
Compensation Actually Paid (in thousands)
$1.50
$1.45
$1.40
$1.35
$1.30
$1.25
$1.20
$1.15
$1.10
$1.05
$1.00
AFFO Per Share
$1.41
$1.31
$1.40
2020
2021
2022
PEO
Average for Non-PEO NEOs
AFFO per Share

Compensation Actually Paid and Net Income (Loss)

As is typical for a company in the REIT industry, the Company does not consider net income (loss) as a key indicator of Company performance or stockholder value creation, and as such, it is not used directly as a performance metric in either the annual incentive program or the long-term incentive program. Therefore, there is no specific relationship between the Company’s net income (loss) outcome for a particular year and our compensation decisions.

$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
Compensation Actually Paid (in thousands)
$140,050
$120,050
$100,050
$80,050
$60,050
$40,050
$20,050
$50
Net Income (in thousands)
$129,475
$109,528
$56,276
2020
2021
2022
PEO
Average for Non-PEO NEOs
Net Income

67	2023 Proxy Statement

Compensation Actually Paid and Cumulative TSR

As demonstrated by the following graph, the CAP amount for Mr. Czarnecki and the average CAP amount for the Non-PEO NEOs is generally aligned with the Company’s cumulative TSR over the three years presented in the Pay Versus Performance Table. The alignment of CAP amounts with the Company’s cumulative TSR over the period presented reflects the fact that a significant portion of compensation to Mr. Czarnecki and to the Non-PEO NEOs is comprised of equity awards.

$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
Compensation Actually Paid (in thousands)
$140.00
$130.00
$120.00
$110.00
$100.00
$90.00
$80.00
$70.00
$60.00
$50.00
Cumulative TSR (value of initial $100 investment)
$96.11
$127.51
$88.30
2020
2021
2022
PEO
Average for Non-PEO NEOs
TSR

68	2023 Proxy Statement

Cumulative TSR of the Company and Cumulative TSR of the Peer Group

As demonstrated by the following graph, based on an initial $100 investment on December 31, 2019, the Company’s cumulative TSR outperformed the referenced index as of December 31, 2020, and underperformed the referenced index through each of December 31, 2021 and December 31, 2022, respectively.

Cumulative TSR
(value of initial $100 investment)
$150.00
$140.00
$130.00
$120.00
$110.00
$100.00
$90.00
$80.00
2019
2020
2021
2022
$100.00
$96.11
$92.43
$132.23
$127.51
$99.82
$88.30
Company Cumulative TSR
MSCI US REIT Index TSR

69	2023 Proxy Statement

BENEFICIAL OWNERSHIP

Security Ownership of Certain Beneficial Owners and Management

The following table shows, as of March 1, 2023, the amount of our Common Stock beneficially owned (unless otherwise indicated) by: (1) any person who is known by us to be the beneficial owner of more than 5% of the outstanding shares of our Common Stock based upon information furnished by such owners in public filings; (2) each of our directors and nominees for election as a director; (3) each of our named executive officers; and (4) all of our directors and executive officers in the aggregate. The address for each of the persons or entities named in the following table is 800 Clinton Square, Rochester, New York 14604, unless otherwise noted.

Name of Beneficial Owner	Number of Shares of Common Stock (1)	Percentage of Common Stock (2)
Greater than 5% Stockholders	—	—
BlackRock, Inc.	16,525,125 (3)	8.83%
Principal Real Estate Investors, LLC	12,514,576 (4)	6.69%
The Goldman Sachs Group, Inc.	9,914,755 (5)	5.30%
The Vanguard Group	25,002,894 (6)	13.36%

Directors and Named Executive Officers
John D. Moragne (7)	146,274	*
Ryan M. Albano	151,097	*
Kevin M. Fennell	56,306	*
John D. Callan, Jr. (8)	39,245	*
Roderick A. Pickney	58,008	*
Denise Brooks-Williams	11,425	*
Michael A. Coke (9)	41,515	*
Jessica Duran	0	*
Laura Felice	0	*
Laurie A. Hawkes (10)	111,296	*
David M. Jacobstein (11)	44,733	*
Shekar Narasimhan (12)	82,949	*
Geoffrey H. Rosenberger	112,241	*
James H. Watters	98,962	*
All directors and executive officers as a group (20 persons)	1,165,888	*

* Less than 1% of the outstanding shares of our Common Stock.

(1)
Beneficial ownership is determined in accordance with the rules of the SEC. Under SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote, or to direct the voting of, such security, or “investment power,” which includes the right to dispose of or to direct the disposition of such security. A person also is deemed to be a beneficial owner of any securities which that person has a right to acquire within 60 days. Except as otherwise indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.
(2)
The percentages indicated are based upon the number of shares of Common Stock held by the officer or director divided by the approximately 187,203,539 shares of our Common Stock outstanding as of March 1, 2023.
(3)
Based upon information contained in a Schedule 13G/A filed on January 24, 2023, BlackRock, Inc. has sole voting power over 16,001,656 of the reported shares, sole dispositive power over all of the reported shares and no shared voting or shared dispositive power with respect to any of the reported shares. The principal business address for BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.
(4)
Based upon information contained in a Schedule 13G/A filed on February 15, 2023, Principal Real Estate Investors, LLC has shared voting and shared dispositive power with respect to all of the reported shares and no sole voting or sole dispositive power with respect to any of the reported shares. The principal business address for Principal Real Estate Investors, LLC is 801 Grand Avenue, Des Moines, IA 50392.
(5)
Based upon information contained in a Schedule 13G filed on February 8, 2023, each of The Goldman Sachs Group, Inc. and Goldman Sachs & Co. LLC have shared voting power over 5,931,438 of the reported shares, shared dispositive power

70	2023 Proxy Statement

over 9,914,635 of the reported shares, and no sole voting or sole dispositive power with respect to any of the reported shares. Goldman Sachs & Co. LLC is a wholly owned subsidiary of The Goldman Sachs Group, Inc. The principal business address for each of The Goldman Sachs Group, Inc. and Goldman Sachs & Co. LLC is 200 West Street, New York, NY 10282.
(6)
Based upon information contained in a Schedule 13G/A filed on February 9, 2023, The Vanguard Group has shared voting power over 281,346 of the reported shares, sole dispositive power over 24,551,280 of the reported shares, shared dispositive power over 451,614 of the reported shares and sole voting power over none of the reported shares. The principal business address for The Vanguard Group is 100 Vanguard Boulevard, Malvern, PA 19355.
(7)
The reported shares are owned jointly with Mr. Moragne’s spouse, with respect to which Mr. Moragne shares voting and investment power.
(8)
The reported shares are owned jointly with Mr. Callan’s spouse, with respect to which Mr. Callan shares voting and investment power.
(9)
Includes 22,952 shares owned by a family trust of which Mr. Coke is co-trustee and with respect to which Mr. Coke and members of his immediate family are the sole beneficiaries.
(10)
The reported shares are owned by a trust of which Ms. Hawkes is the trustee and with respect to which Ms. Hawkes has sole voting and investment power.
(11)
Includes 20,559 shares owned of record by an IRA account for the account of Mr. Jacobstein, and 16,402 shares owned by a trust of which Mr. Jacobstein is the trustee and with respect to which Mr. Jacobstein has sole voting and investment power.
(12)
The reported shares are owned by Beekman Advisors, Inc., of which Mr. Narasimhan is the Managing Partner, and with respect to which Mr. Narasimhan disclaims any beneficial ownership.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related party transactions are transactions in which we are a participant where the amount involved exceeds $120,000 and a member of our Board of Directors, an executive officer, or a holder of more than 5% of our voting securities (or an immediate family member of any of the foregoing) has a direct or indirect material interest. Our Code of Ethics and the Guidelines each prohibit directors and executive officers from engaging in transactions that may result in a conflict of interest with us. Pursuant to our Code of Ethics, Related Party Transaction Policy and our Audit Committee’s charter, our Audit Committee must pre-approve or ratify (as applicable) any transaction involving a director, executive officer or 5% stockholder with a value in excess of $50,000 or that otherwise may create a conflict of interest. The Audit Committee must either approve or reject the transaction or refer the transaction to the full Board of Directors, excluding any interested director(s).

Our Code of Ethics, the Guidelines, and the Audit Committee charter are available on our website at https://investors.bnl.broadstone.com.

The following is a summary of certain related party transactions. The related party transactions listed below were all approved by our Board of Directors.

Registration Rights Agreement

On February 7, 2020, upon closing of the Internalization, we entered into the Registration Rights Agreement, pursuant to which we agreed to use commercially reasonable efforts to prepare and file not later than 180 days following the completion of a public offering of our Common Stock a shelf registration statement relating to the redemption of OP units and the offer and sale of registrable shares of Common Stock of the Company held by Amy Tait and certain affiliated members of her family (the “Founding Owners”) and Trident and its affiliates (the “Trident Owners”). We also agreed to provide two demand registration rights to the Trident Owners which are available only after completion of such an offering and to provide customary piggyback registration rights to both the Founding Owners and the Trident Owners in connection with public offerings by us after completion of a public offering. We have agreed to pay customary registration expenses and to provide customary indemnification in connection with the foregoing registration rights granted to the Founding Owners and the Trident Owners.

Pursuant to the terms of the Registration Rights Agreement, dated February 7, 2020, we prepared and filed a Registration Statement on Form S-3 (File No. 333-254490), with respect to the redemption of OP Units and the offer and sale of registrable shares of Common Stock of the Company held by the Founding Owners and the Trident Owners.

We will pay customary registration expenses and provide customary indemnification in connection with the registration of the registrable shares held by the Founding Owners and the Trident Owners.

71	2023 Proxy Statement

Tax Protection Agreement

Upon closing of the Internalization, we entered into the Founding Owners’ Tax Protection Agreement, pursuant to which the OP agreed to indemnify the Founding Owners against the applicable income tax liabilities resulting from: (1) the sale, exchange, transfer, conveyance, or other disposition of the assets of BRE that we acquired in the Internalization (“the Contributed Property”) in a taxable transaction prior to February 7, 2030; and (2) our failure to offer the Founding Owners the opportunity to guarantee specific types of the OP’s indebtedness in order to enable the Founding Owners to continue to defer the applicable income tax liabilities associated with the allocation of that indebtedness. Our maximum liability under the Founding Owners’ Tax Protection Agreement is capped at $10 million. The aggregate built-in gain on the Contributed Property that would be allocable to the Founding Owners is estimated to be approximately $128.6 million and does not include any of our real property assets.

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and executive officers. The indemnification agreements require that, subject to certain conditions, we indemnify each director and officer to the fullest extent permitted by law against any and all liabilities and expenses to which they may become subject by reason of their service as a director, officer, employee, or agent of our Company, and that we advance to each director and officer all reasonable expenses incurred by each director or officer in defense of any claim or proceeding without any preliminary determination of the director’s or officer’s entitlement to indemnification; provided, that any amounts advanced will be refunded to us by the indemnified director or officer if it is ultimately determined that they did not meet the standard of conduct necessary for indemnification. The indemnification agreements also require that we maintain directors’ and officers’ liability insurance covering our directors and officers on terms at least as favorable as the policy coverage in place as of the date each indemnification agreement is entered into unless otherwise approved by a majority of our Board of Directors. Each indemnification agreement may only be amended by the mutual written agreement of our Company and the director or officer party thereto.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers, or persons controlling our Company pursuant to the foregoing provisions, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

There is currently no pending material litigation or proceeding involving any of our directors, officers, or employees for which indemnification is sought.

72	2023 Proxy Statement

AUDIT COMMITTEE REPORT

The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any previous or future filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that the Company incorporates it by specific reference.

Management is responsible for the Company’s financial statements, internal controls, and financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee is governed by a charter, a copy of which is available on our website at https://investors.bnl.broadstone.com. The Audit Committee charter is designed to assist the Audit Committee in complying with applicable provisions of the Exchange Act, which relate to corporate governance and many of which directly or indirectly affect the duties, powers, and responsibilities of the Audit Committee.

Review and Discussions with Management and Independent Registered Public Accounting Firm. In this context, the Audit Committee has met and held discussions with management, the independent registered public accounting firm, and the Company’s outsourced internal audit consultant regarding the Company’s financial statements and internal controls. Management represented to the Audit Committee that the Company’s audited consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the audited consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by Auditing Standards No. 1301 Communications with Audit Committees, issues regarding accounting and auditing principles and practices, and the adequacy of internal control over financial reporting that could significantly affect the Company’s financial statements.

The Company’s independent registered public accounting firm also provided to the Audit Committee the written disclosures and letters required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with the independent registered public accounting firm that firm’s independence. The Audit Committee has reviewed the original proposed scope of the annual audit of the Company’s financial statements and the associated fees and any significant variations in the actual scope of the audit and fees.

Conclusion. Based on the review and discussions referred to above, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on February 23, 2023.

AUDIT COMMITTEE

Michael A. Coke, Chair David M. Jacobstein
Geoffrey H. Rosenberger

73	2023 Proxy Statement

PROPOSAL NO. 4: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Background

Our Audit Committee and Board of Directors has determined to engage Deloitte & Touche LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Deloitte & Touche LLP has acted as our independent registered public accounting firm for our three most recent fiscal years. Although ratification by stockholders of this selection is not required, the selection of Deloitte & Touche LLP as our independent registered public accounting firm will be presented to the stockholders for their ratification at the Annual Meeting. If the stockholders do not ratify the selection of Deloitte & Touche LLP, the Audit Committee will reconsider its choice, taking into consideration the views of the stockholders, and may, but will not be required to, appoint a different independent registered public accounting firm. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting to respond to appropriate questions and will have the opportunity to make a statement if they so desire.

Fees Paid to Deloitte & Touche LLP

The following table shows the amounts that were billed to us by Deloitte & Touche LLP during the last two fiscal years for “Audit Fees,” “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” respectively:

Fee Type	Fiscal Year Ended December 31, 2022	Fiscal Year Ended December 31, 2021
Audit Fees	$1,220,000	$1,397,000
Audit-Related Fees	—	—
Tax Fees	$707,000	$505,000
All Other Fees	—	—
Total	$1,927,000	$1,902,000

Audit Fees. These amounts relate to the annual audit of our consolidated financial statements included in our Annual Report on Form 10-K, quarterly reviews of interim financial statements included in our Quarterly Reports on Form 10-Q, and additional services typically provided by the independent registered public accounting firm in connection with statutory or regulatory filings or engagements.

Audit-Related Fees. These amounts relate to assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported as “Audit Fees,” above. Deloitte & Touche LLP did not provide any services billed under this category for the last two fiscal years.

Tax Fees. These amounts relate to professional services for tax compliance, advice and planning.

All Other Fees. These amounts relate to other products and services not considered to fall under the categories above. No additional services were provided by Deloitte & Touche LLP to us for the last two fiscal years.

74	2023 Proxy Statement

Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy for the pre-approval by the chair of the Audit Committee of audit, non-audit and tax services that may be provided by our independent registered public accounting firm. Committee pre-approval is not required for audit, non-audit and tax services customarily included in the performance of independent audit engagements related to the review and issuance of annual financial statements and opinion letters, so long as the services to be performed are included in the applicable engagement letter. All audit and non-audit services performed by Deloitte & Touche LLP during the fiscal years ended December 31, 2022 and 2021, were pre-approved in accordance with this policy. These services have included audit services, tax services, and all other services. The Audit Committee did not pre-approve any other products or services that did not fall into these categories, and Deloitte & Touche LLP provided no other products or services during the past two fiscal years.

Required Vote

You may vote “FOR,” “AGAINST,” or “ABSTAIN” on the ratification of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2023. The ratification of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2023, requires the affirmative vote of at least a majority of all votes cast at the Annual Meeting or by proxy. For purposes of the vote on the ratification of Deloitte & Touche LLP, any shares not voted (whether by abstention, broker non-vote, or otherwise) will not be counted as votes cast and will have no impact on the result of the vote, although abstentions will count toward the presence of a quorum.

The stockholder vote on the ratification of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 is not binding on the Company. If the stockholders do not ratify the appointment, the Audit Committee will reconsider the appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

Board Recommendation

Our Board of Directors unanimously recommends you vote “FOR” ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2023.

75	2023 Proxy Statement

OTHER MATTERS

As of the date of this Proxy Statement, neither our management nor our Board of Directors knows of any matters to come before the Annual Meeting other than the matters presented herein. If, however, any other matters do properly come before the Annual Meeting or any postponement or adjournment thereof, it is the intention of the persons designated as proxies to vote in accordance with their discretion with respect to such matters insofar as such proxies are not limited to the contrary.

No person is authorized to give any information or to make any representation not contained in this Proxy Statement, and, if given or made, such information or representation should not be relied upon as having been authorized. The delivery of this Proxy Statement shall not, under any circumstances, imply that there has not been any change in the information set forth herein since the date of the Proxy Statement.

HOUSEHOLDING OF PROXY MATERIALS

We and some brokers “household” the annual report and proxy materials, delivering a single copy of each to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate copy of the proxy materials, including the annual report, or if you are receiving multiple copies of the proxy materials and wish to receive only one, please notify your broker, if your shares are held in a brokerage account, or us, if you hold registered shares, at which time we will promptly deliver separate copies of the materials to each of the affected stockholders or discontinue the practice, according to your wishes. You can notify us by sending a written request to Broadstone Net Lease, Inc., Attn: Investor Relations, 800 Clinton Square, Rochester, New York 14604 or by telephone at 585-287-6500.

76	2023 Proxy Statement

PROPOSALS FOR NEXT ANNUAL MEETING

Under SEC regulations, any stockholder desiring to make a proposal to be acted upon at our 2024 annual meeting of stockholders must cause such proposal to be received at our principal executive offices located at 800 Clinton Square, Rochester, New York 14604, Attention: Secretary, no later than November 25, 2023 in order for the proposal to be considered for inclusion in our Proxy Statement for that meeting; provided, however, that in the event that the date of the 2024 annual meeting of stockholders is advanced or delayed by more than thirty days from the first anniversary of the date of the Annual Meeting, the deadline for the delivery of such stockholder proposal will be a reasonable time prior to the date we begin to print and send our proxy materials. Stockholders also must follow the procedures prescribed in Rule 14a-8 promulgated under the Exchange Act.

Pursuant to Article II, Section 12(a)(2) of our Bylaws, if a stockholder wishes to present a proposal at the 2024 annual meeting of stockholders, whether or not the proposal is intended to be included in the Proxy Statement for that meeting, the stockholder must give advance written notice thereof to our Secretary at our principal executive offices, no earlier than October 26, 2023 and no later than 5:00 p.m., Eastern Time, on November 25, 2023; provided, however, that in the event that the date of the 2024 annual meeting of stockholders is advanced or delayed by more than thirty days from the first anniversary of the date of the Annual Meeting, written notice of a stockholder proposal must be delivered no earlier than the 150th day prior to the date of the 2024 annual meeting of stockholders and no later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of the 2024 annual meeting of stockholders or the tenth day following the day on which public announcement of the date of the 2024 annual meeting of stockholders is first made. Any stockholder proposals not received by us by the applicable date in the previous sentence will be considered untimely. Rule 14a-4(c) promulgated under the Exchange Act permits our management to exercise discretionary voting authority under proxies it solicits with respect to such untimely proposals.

In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, if a stockholder wishes to solicit proxies in support of director nominees other than the Company’s director nominees at the 2024 annual meeting of stockholders, the stockholder must give advance written notice thereof to our Secretary at our principal executive offices no later than March 5, 2024; provided, however, that in the event that the date of the 2024 annual meeting of stockholders is advanced or delayed by more than thirty days from the first anniversary of the date of the Annual Meeting, written notice of a stockholder proposal must be delivered on the later of the 60th day prior to the date of the 2024 annual meeting of stockholders or the tenth day following the day on which public announcement of the date of the 2024 annual meeting of stockholders is first made.

ANNUAL REPORT

A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, which contains all of the financial information (including the Company’s audited financial statements and financial statement schedules) and certain general information regarding the Company, may be obtained without charge from our website at https://investors.bnl.broadstone.com, or by calling our Investor Relations team at 585-287-6500.ote

WITHHOLD #P2# #P3# #P4# #P5# #P6# #P7# #P8# #P9# #P10# ABSTAIN #P11# Signature (if held jointly)

77	2023 Proxy Statement

ANNEX A

~~ARTICLES OF INCORPORATION OF~~

ARTICLES OF AMENDMENT AND RESTATEMENT OF BROADSTONE NET LEASE, INC.

FIRST: Broadstone Net Lease, Inc., a Maryland corporation (the “Corporation”), desires to amend and restate its charter as currently in effect and as hereinafter amended.

SECOND: The following provisions are all the provisions of the charter currently in effect and as hereinafter amended and restated:

ARTICLE I NAME

The name of the corporation is Broadstone Net Lease, Inc. (the “Corporation”).

ARTICLE II PURPOSE

The purposes for which the Corporation is formed are to engage in any lawful act or activity (including, without limitation or obligation, qualifying as a real estate investment trust under Sections 856 through 860, or any successor sections, of the Internal Revenue Code of 1986, as amended (the “Code”)) for which corporations may be organized under the Maryland General Corporation Law, as amended from time to time (the “MGCL”) and the general laws of the State of Maryland as now or hereafter in force.

ARTICLE III

RESIDENT AGENT AND PRINCIPAL OFFICE

The name and address of the resident agent for service of process of the Corporation in the State of Maryland is ~~National Corporate Research, Ltd., 836 Park Avenue, Second Floor~~CSC-Lawyers Incorporating Service Company, 7 St. Paul Street, Suite 820, Baltimore, MD ~~21201~~21202. The address of the Corporation’s principal office in the State of Maryland is Broadstone Net Lease, Inc., c/o ~~National Corporate Research, Ltd., 836 Park Avenue, Second Floor~~CSC-Lawyers Incorporating Service Company, 7 St. Paul Street, Suite 820, Baltimore, MD ~~21201~~21202. The Corporation may have such other offices and places of business within or outside the State of Maryland as the board may from time to time determine.

ARTICLE IV DEFINITIONS

As used herein, the following terms shall have the following meanings unless the context otherwise requires:

~~Asset Manager. The Person responsible for directing or performing the day-to-day business affairs of the Corporation by delegation from the Board, which initially shall be Broadstone Asset Management, LLC, a New York limited liability company, an Affiliate of the Corporation.~~

Affiliate. An Affiliate of another Person includes any of the following:

(a)
any Person directly or indirectly controlling, controlled by or under common control with such other Person;

(b)
any executive officer, director, trustee or general partner of such other Person; and

(c)
any legal entity for which such Person acts as an executive officer, director, trustee or general partner.

Board. The Board of Directors of the Corporation.

Bylaws. The bylaws of the Corporation, as amended from time to time.

Capital Stock. All classes or series of stock of the Corporation, including, without limitation, Common Stock and Preferred Stock.

Code. The term has the meaning set forth in Article II herein. References to Code sections shall mean such sections of the Code or any successor provision, in each case as modified by regulations adopted by the Internal Revenue Service with respect to such sections.

Common Stock. The term has the meaning set forth in Section 6.1 hereof.

Corporation. The term has the meaning set forth in Article I herein.

~~Determined Share Value. The value of a share of Common Stock set by the Independent Directors Committee from time to time.~~

Distributions. Any distributions of money or other property by the Corporation to owners of shares of Capital Stock, including dividends and distributions that may constitute a return of capital for federal income tax purposes, as set forth in Section 6.8 hereof.

Holder. Any Person who holds Capital Stock.

Independent Director. Any director of the Corporation who is not:

(a)
employed by the Corporation or any of its subsidiaries; or
(b)
~~employed by or have any equity interest in the Asset Manager or any of its Affiliates; or~~

(~~c~~b) a Person determined by the ~~Independent Directors Committee~~Board to have such personal, business or professional relationships with the ~~Asset Manager~~Corporation or any of its Affiliates such that the Person’s exercise of independent judgment would likely be compromised.

~~Independent Directors Committee. The term has the meaning  set forth in Article  IX.~~

Market Price. On any date, with respect to any class or series of outstanding shares of Capital Stock, the Closing Price for such Capital Stock on such date. The “Closing Price” on any date shall mean the last sale price for such Capital Stock, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Capital Stock, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trade on the NYSE or, if such Capital Stock is not listed or admitted to trade on the NYSE, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such Capital Stock is listed or admitted to trading or, if such Capital Stock is not listed or admitted to trade on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the principal automated quotation system that may then be in use or, if such Capital Stock is not quoted by any such system, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Capital Stock selected by the Board or, in the event that no trading price is available for such Capital Stock, the fair market value of the Capital Stock, as determined in good faith by the Board.

MGCL. The term has the meaning set forth in Article II hereof.

NYSE. The New York Stock Exchange.

Operating Company. Broadstone Net Lease, LLC, a New York limited liability company of which the Corporation ~~will be~~is the managing member.

Person. An individual, corporation, association, business trust, estate, trust, partnership, limited liability company or other legal entity.

Preferred Stock. The term has the meaning set forth in Section 6.1 herein.

REIT. A real estate investment trust under Sections 856 through 860 of the Code or any successor provisions.

Securities. Any of the following issued by the Corporation, as the context requires: shares of Capital Stock, any other stock, shares or other evidences of equity or beneficial or other interests, voting trust certificates, bonds, debentures, notes or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in, temporary or interim certificates for, receipts for, guarantees of, or warrants, options or rights to subscribe to, purchase or acquire, any of the foregoing.

Stockholders. The holders of record of the shares of Capital Stock as maintained in the books and records of the Corporation or its transfer agent.

ARTICLE V

BOARD OF DIRECTORS

Section 5.1. Number and Term of Directors.

(a)
The business and affairs of the Corporation shall be managed under the direction of the Board. The Board ~~shall consist initially of two~~currently consists of nine (~~2~~9) directors ~~until immediately prior to the time that the Corporation shall have more than one stockholder at which time the Board shall be increased by the number of Independent Directors elected by the Board at that time.~~. The number of members of the Board may be increased or decreased pursuant to the Bylaws, but shall never be fewer than the minimum number required to at all times have a sufficient number of Independent Directors for the Independent Directors Committee. A majority of the seats on the Board will be held by Independent Directors.

(b)
Each director shall hold office until the next annual meeting of stockholders and until his or her successor is duly elected and qualified. Directors may be elected to an unlimited number of successive terms.

(c)
~~The names of the initial directors are:~~

~~Norman P. Leenhouts~~

~~Amy L. Tait~~

(~~d~~c) Any and all vacancies on the Board may be filled ~~only~~ by the affirmative vote of a majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum, and any Director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred. Except as provided by law, the Stockholders may elect a successor to fill a vacancy on the Board which results from the removal of a Director. Vacancies among the Independent Directors’ positions shall be filled by individuals who would be Independent Directors. No reduction in the number of Directors shall cause the removal of any Director from office prior to the expiration of his or her term, except as may otherwise be provided in the terms of any Preferred Shares.

Section 5.2. General Powers of the Board. The business and affairs of the Corporation shall be managed under the direction of the Board. The Board shall monitor the administrative procedures, investment operations and performance of the Corporation and the Operating Company ~~and may delegate to the Asset Manager the power and authority to assure that such policies are carried out~~. The Board may take any action that, in its sole judgment and discretion, is necessary or desirable to conduct the business of the Corporation. The ~~Articles of Incorporation~~charter of the Corporation (the “Charter”) shall be construed with a presumption in favor of the grant of power and authority to the Board. The enumeration and definition of particular powers of the Board included in this Article V shall in no way be construed in any manner to exclude or limit the powers conferred upon the Board under the general laws of the State of Maryland as now or hereafter in force.

Section 5.3. Authorization by Board of Stock Issuance. The Board may authorize the issuance from time to time of shares of Capital Stock of the Corporation of any class or series, whether now or hereafter authorized, or securities or rights convertible into shares of its Capital Stock of any class or series, whether now or hereafter authorized, for such consideration as the Board may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the ~~Articles of Incorporation~~Charter or the Bylaws.

Section 5.4. Determinations by Board. The determination as to any of the following matters, made in good faith by or pursuant to the direction of the Board or any ~~Committee~~committee of the Board consistent with the ~~Articles of Incorporation~~Charter and in the absence of actual receipt of an improper benefit in money, property or services or active and deliberate dishonesty established by a court, shall be final and conclusive and shall be binding upon the Corporation and every Holder of shares of its Capital Stock: the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of Distributions on its Capital Stock and to members of the Operating Company, or repurchase or redemption of its Capital Stock; the amount of paid-in surplus, net assets, other surplus, annual or other net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Corporation; ~~the determination of the Determined Share Value;~~ and any matters relating to the acquisition, holding and disposition of any assets by the Corporation.

To the fullest extent provided under Section 2-104(b)(9) of the MGCL, the Board may, but is not required, in considering a potential acquisition by any Person of control of the Corporation or substantially all of its assets, to consider the effect of the potential acquisition: (i) Holders, employees, suppliers, customers, and creditors of the Corporation, and (ii) the communities in which the offices of the Corporation or the properties owned, directly or indirectly, by it are located.

Section 5.5. REIT Qualification. If the Corporation elects to qualify for federal income tax treatment as a REIT, the Board shall use its reasonable best efforts to take such actions as are necessary or appropriate to preserve the status of the Corporation as a REIT; however, if the Board determines that it is no longer in the best interests of the Corporation to continue to be qualified as a REIT, the Board may revoke or otherwise terminate the Corporation’s REIT election pursuant to Section 856(g) of the Code. The Board also may determine that compliance with any restriction or limitation set forth in ~~this Articles of Incorporation~~the Charter which is intended to preserve the status of the Corporation as a REIT, including, without limitation, the restrictions and limitations on ownership and transfers of Capital Stock set forth in Article VII, is no longer required for REIT qualification and may waive compliance with any such restriction or limitation at any time or from time to time with respect to any Holder to the extent approved by the ~~Independent Directors Committee~~Board.

Section 5.6. Financings. The Board shall have the power and authority to borrow or, in any other manner, raise money for the purposes and on the terms it determines, which terms may (a) include evidencing the same by issuance of Securities of the Corporation and (b) have such provisions as the Board may determine, including, without limitation, to redeem or reacquire such Securities; to enter into other contracts or obligations on behalf of the Corporation; to guarantee, indemnify or act as surety with respect to payment or performance of obligations of any Person; and to mortgage, pledge, assign, grant security interests in or otherwise encumber the Corporation’s assets to secure any such Securities of the Corporation, contracts or obligations (including guarantees, indemnifications and suretyships); and to renew, modify, release, compromise, extend, consolidate or cancel, in whole or in part, any obligation to ~~or of the Corporation or participate in any reorganization of obligors to the Corporation.~~

ARTICLE VI STOCK

Section 6.1. Authorized Shares. The total number of shares of Capital Stock that the Corporation shall have authority to issue is ~~100,000,000~~520,000,000, of which (i) ~~80,000,000~~500,000,000 shares shall be designated as common stock, $~~0.001~~0.00025 par value per share (“Common Stock”), and 20,000,000 shares shall be designated as preferred stock, $0.001 par value per share (“Preferred Stock”). The aggregate par value of all authorized shares of Capital Stock having par value is $~~100,000.00~~145,000.00. The Board, with the approval of a majority of the directors and without any action by the stockholders of the Corporation, may amend the ~~Articles of Incorporation~~Charter from time to time to increase or decrease the aggregate number of shares of Capital Stock or the number of shares of Capital Stock of any class or series that the Corporation has the authority to issue.

Section 6.2. Common Stock. Subject to the provisions of Article VII, each share of Common Stock shall entitle the Holder thereof to one vote. The Board may reclassify any unissued shares of Common Stock from time to time in one or more classes or series of Capital Stock.

Section 6.3. Preferred Stock. The Board may classify any unissued shares of Preferred Stock and reclassify any previously classified but unissued shares of Preferred Stock of any series from time to time in one or more series of Capital Stock.

Section 6.4. Classified or Reclassified Shares. Prior to the issuance of classified or reclassified shares of any class or series, the Board by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of Capital Stock of the Corporation; (b) specify the number of shares to be included in the class or series; (c) set or change, subject to the provisions of Article VII and subject to the express terms of any class or series of Capital Stock of the Corporation outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other Distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Corporation to file articles supplementary with the State Department of Assessments and Taxation of Maryland with respect to such class or series. Any of the terms of any class or series of Capital Stock set or changed pursuant to clause (c) of this Section 6.4 may be made dependent upon facts or events ascertainable outside the ~~Articles of Incorporation~~Charter (including determinations by the Board or other facts or events within the control of the Corporation) and may vary among Holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of Capital Stock is clearly and expressly set forth in the articles supplementary filed with the State Department of Assessments and Taxation of Maryland.

Section 6.5. ~~Articles of Incorporation~~Charter and Bylaws. All Persons who shall acquire Capital Stock in the Corporation shall acquire the same subject to the provisions of the ~~Articles of~~ IncorporationCharter and the Bylaws.

Section 6.6. No Preemptive Rights. Except as may be provided by the Board in setting the terms of classified or reclassified shares of Capital Stock pursuant to Section 6.4, no Holder of shares of Capital Stock of the Corporation shall, as such Holder, have any preemptive right to purchase or subscribe for any additional shares of Capital Stock of the Corporation or any other security of the Corporation which it may issue or sell.

Section 6.7. Issuance of Shares Without Certificates. The Board may authorize the issuance of shares of Capital Stock without certificates. The Corporation shall treat the Holder of uncertificated Capital Stock registered on its stock ledger as the owner of the shares noted therein until receipt of appropriate evidence of transfer in accordance with the terms of the By-laws of the Corporation.

Section 6.8. Distributions. The Board from time to time may authorize the Corporation to declare and pay to Holders such Distributions in cash or other assets of the Corporation or in Securities of the Corporation or from any other source as the Board in its discretion shall determine. To the extent permitted under applicable law, the Board shall endeavor to authorize the Corporation to declare and pay such Distributions as shall be necessary for the Corporation to qualify as a REIT under the REIT Provisions of the Code unless the Board has determined, in its sole discretion, that qualification as a REIT is not in the best interests of the Corporation; provided, however, Holders shall have no right to any Distribution unless and until authorized by the Board and declared by the Corporation. The Board shall authorize and direct the Operating Company to make distributions to its members on the same basis as Distributions declared and paid with respect to the Common Stock. The exercise of the powers and rights of the Board pursuant to this section shall be subject to the provisions of any class or series of shares of Capital Stock at the time outstanding. The receipt by any Person in whose name any Shares of Capital Stock are registered on the records of the Corporation or by his or her duly authorized agent shall be a sufficient discharge for all Distributions payable or deliverable in respect of such shares of Capital Stock and from all liability to see to the application thereof. Distributions in kind shall not be permitted, except for: (a) distributions of readily marketable Securities, (b) distributions of beneficial interests in a liquidating trust established for the dissolution of the Corporation and the liquidation of its assets in accordance with the terms of the ~~Articles of Incorporation~~Charter, or (c) distributions in which: (i) the Board advises each stockholder of the risks associated with direct ownership of the property, (ii) the Board offers each stockholder the election of receiving such in-kind distributions, and (iii) in-kind distributions are made only to those Holders that accept such offer.

Section 6.9. Distribution Reinvestment Plans. The Corporation may establish, from time to time, a plan or plans for the reinvestment of Distributions made with respect to Capital Stock, and distributions made by the Operating Company with respect to its membership units, in Securities of the Corporation.

Section 6.10. Repurchase of Shares. The Corporation may establish, from time to time, a program or programs by which the Corporation voluntarily repurchases shares of its Capital Stock from its stockholders; provided, however, that such repurchase does not violate Section ~~2.311~~2-311 of the MGCL.

Section 6.11. Business Combination Statute. The Maryland Business Combination Act, found in Title 3, Subtitle 6 of the MGCL, as amended from time to time, or any successor statute thereto, shall not apply to any “business combination” (as defined in Section 3-601(e) of the MGCL, as amended from time to time, or any successor statute thereto) between the Corporation and any Person.

Section 6.12. Control Share Acquisition Act. The Maryland Control Share Acquisition Act, found in Title 3, Subtitle 7 of the MGCL, as amended from time to time, or any successor statute thereto, shall not apply to any acquisition of Securities of the Corporation by any Person.

Section 6.13. Maryland Unsolicited Takeovers Act. The Corporation is prohibited from electing to be subject to Sections 3-803, 3-804 and 3-805 of the MGCL, or any provision thereof, unless and to the extent such election, or the right of the Corporation to make such election, is first approved by the affirmative vote of at least a majority of the votes cast on the matter by stockholders of the Corporation entitled to vote generally in the election of directors.

ARTICLE VII

RESTRICTION ON TRANSFER AND OWNERSHIP OF SHARES

Section 7.1. Definitions. As used in this Article VII, the following terms shall have the following meanings:

Aggregate Stock Ownership Limit. A number of shares of Capital Stock equal to 9.8% in value of the aggregate of the outstanding shares of Capital Stock. The value of the outstanding shares of Capital Stock shall be determined by the Board in good faith, which determination shall be conclusive for all purposes hereof.

Beneficial Ownership. Ownership of Capital Stock by a Person, whether the interest in the shares of Capital Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms “Beneficial Owner,” “Beneficially Owns,” “Beneficially Owning” and “Beneficially Owned” shall have the correlative meanings.

Business Day. Any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

Charitable Beneficiary. One or more beneficiaries of the Trust as determined pursuant to Section 7.3.6, provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

Common Stock Ownership Limit. A number of shares of Capital Stock equal to 9.8% (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding shares of Common Stock of the Corporation. The number and value of outstanding shares of Common Stock of the Corporation shall be determined by the Board in good faith, which determination shall be conclusive for all purposes hereof.

Constructive Ownership. Ownership of Capital Stock by a Person, whether the interest in the shares of Capital Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. The terms “Constructive Owner,” “Constructively Owns,” “Constructively Owning” and “Constructively Owned” shall have the correlative meanings.

~~Determined Share Value. With respect to any class or series of outstanding shares of Capital Stock, the  price most recently determined by the Independent Directors Committee based on the net asset value of the Corporation’s assets and such other factors as the Independent Directors Committee may, in its sole discretion determine or, in the event the class or series of shares of Capital Stock is traded on a national securities exchange the closing or  last sale price for such Capital Stock, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Capital Stock~~.

Excepted Holder. A stockholder of the Corporation for whom an Excepted Holder Limit is created by ~~this Articles of Incorporation~~the Charter or by the Board pursuant to Section 7.2.7.

Excepted Holder Limit. The percentage limit established by the Board pursuant to Section 7.2.7 provided that the affected Excepted Holder agrees to comply with the requirements established by the Board pursuant to Section 7.2.7, and subject to adjustment pursuant to Section 7.2.8.

Initial Date. The date upon which the ~~Articles of Incorporation~~Charter containing this Article VII is filed with the State Department of Assessments and Taxation of Maryland.

Prohibited Owner. With respect to any purported Transfer, any Person who but for the provisions of Section 7.2.1(b) would Beneficially Own or Constructively Own shares of Capital Stock and, if appropriate in the context, shall also mean any Person who would have been the record owner of the shares that the Prohibited Owner would have so owned.

Restriction Termination Date. The first day after the Initial Date on which the ~~Independent Directors Committee~~Board determines that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of shares of Capital Stock set forth herein is no longer required in order for the Corporation to qualify as a REIT.

Transfer. Any issuance, sale, transfer, gift, assignment, devise or other disposition as well as any other event that causes any Person to acquire Beneficial Ownership or Constructive Ownership, or any agreement to take any such actions or cause any such events, of Capital Stock or the right to vote or receive distributions on Capital Stock, including: (a) the granting or exercise of any option (or any disposition of any option) with respect to Capital Stock, (b) any acquisition or disposition of any securities or rights convertible into or exchangeable for Capital Stock or any interest in Capital Stock or any exercise of any such conversion or exchange right, and (c) Transfers of interests in other entities that result in changes in Beneficial Ownership or Constructive Ownership of Capital Stock; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned and whether by operation of law or otherwise. The terms “Transferring” and “Transferred” shall have the correlative meanings.

Trust. Any trust provided for in Section 7.3.1.

Trustee. The Person unaffiliated with the Corporation and a Prohibited Owner that is appointed by the Corporation to serve as trustee of the Trust.

Section 7.2. Capital Stock.

Section 7.2.1. Ownership Limitations. During the period commencing on the Initial Date and prior to the Restriction Termination Date:

(a)
Basic Restrictions.

(i)
(1) No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Capital Stock in excess of the Aggregate Stock Ownership Limit, (2) no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Common Stock in excess of the Common Stock Ownership Limit, and (3) no Excepted Holder shall Beneficially Own or Constructively Own shares of Capital Stock in excess of the Excepted Holder Limit for such Excepted Holder.

(ii)
No Person shall Beneficially Own or Constructively Own shares of Capital Stock to the extent that such Beneficial Ownership or Constructive Ownership of Capital Stock would result in the Corporation being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or otherwise failing to qualify as a REIT (including, but not limited to, Beneficial Ownership or Constructive Ownership that would result in the Corporation owning (actually or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Corporation from such tenant would cause the Corporation to fail to satisfy any of the gross income requirements of Section 856(c) of the Code).

(iii)
Notwithstanding any other provisions contained herein, any Transfer of shares of Capital Stock that, if effective, would result in the Capital Stock being Beneficially Owned by fewer than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Capital Stock; provided, however, that the Board may waive this Section 7.2.1(a)(iii) if, in the opinion of the Board, such Transfer would not adversely affect the Corporation’s ability to qualify as a REIT.

(b)
Transfer in Trust. If any Transfer of shares of Capital Stock occurs that, if effective, would result in any Person Beneficially Owning or Constructively Owning shares of Capital Stock in violation of Section 7.2.1(a)(i) or Section 7.2.1(a)(ii):

(i)
then that number of shares of Capital Stock the Beneficial Ownership or Constructive Ownership of which otherwise would cause such Person to violate Section 7.2.1(a)(i) or Section 7.2.1(a)(ii) (rounded to the nearest whole share) shall be automatically transferred to a Trust for the benefit of a Charitable Beneficiary, as described in Section 7.3, effective as of the close of business on the Business Day prior to the date of such Transfer and such Person shall acquire no rights in such shares; provided, however,

(ii)
if the transfer to the Trust described in clause (i) of this sentence would not be effective for any reason to prevent the violation of Section 7.2.1(a)(i) or Section 7.2.1(a)(ii), then the Transfer of that number of shares of Capital Stock that otherwise would cause any Person to violate Section 7.2.1(a)(i) or Section 7.2.1(a)(ii) shall be void ab initio and the intended transferee shall acquire no rights in such shares of Capital Stock.

Section 7.2.2. Remedies for Breach. If the Board shall at any time determine in good faith that a Transfer or other event has taken place that results in a violation of Section 7.2.1(a) or that a Person intends to acquire or has attempted to acquire Beneficial Ownership or Constructive Ownership of any shares of Capital Stock in violation of Section 7.2.1(a) (whether or not such violation is intended), the Board or a committee thereof shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Corporation to redeem shares, refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfers or attempted Transfers or other events in violation of Section 7.2.1(a) shall automatically result in the transfer to the Trust described above and, where applicable, such Transfer (or other event) shall be void ab initio as provided above, irrespective of any action (or non-action) by the Board.

Section 7.2.3. Notice of Restricted Transfer. Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of shares of Capital Stock that will or may violate Section 7.2.1(a) or any Person who would have owned shares of Capital Stock that resulted in a transfer to the Trust pursuant to the provisions of Section 7.2.1(b) shall immediately give written notice to the Corporation of such event or, in the case of such a proposed or attempted transaction, give at least 15 days prior written notice and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer on the Corporation’s status as a REIT.

Section 7.2.4. Owners Required to Provide Information. From the Initial Date and prior to the Restriction Termination Date:

(a)
every owner of more than five percent (or such other percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding shares of Capital Stock, within 30 days after the end of each taxable year, shall give written notice to the Corporation stating the name and address of such owner, the number of shares of Capital Stock and other shares of the Capital Stock Beneficially Owned and a description of the manner in which such shares are held. Each such owner shall provide to the Corporation such additional information as the Corporation may request in order to determine the effect, if any, of such Beneficial Ownership on the Corporation’s status as a REIT and to ensure compliance with the Aggregate Stock Ownership Limit.

(b)
each Person who is a Beneficial Owner or Constructive Owner of Capital Stock and each Person (including the stockholder of record) who is holding Capital Stock for a Beneficial Owner or Constructive Owner shall provide to the Corporation such information as the Corporation may request, in good faith, in order to determine the Corporation’s status as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.

Section 7.2.5. Remedies Not Limited. Subject to Section 5.7, nothing contained in this Section 7.2 shall limit the authority of the Board to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its stockholders in preserving the Corporation’s status as a REIT.

Section 7.2.6. Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Section 7.2, Section 7.3 or any definition contained in Section 7.1, the Board shall have the power to determine the application of the provisions of this Section

7.2 or Section 7.3 with respect to any situation based on the facts known to it. In the event Section 7.2 or Section 7.3 requires an action by the Board and the ~~Articles of Incorporation~~Charter fails to provide specific guidance with respect to such action, the Board shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Sections 7.1, 7.2 or 7.3.

Section 7.2.7. Exceptions.

(a)
Subject to Section 7.2.1(a)(ii), the Board, in its sole discretion, may exempt a Person from the Aggregate Stock Ownership Limit and the Common Stock Ownership Limit, as the case may be, and may establish or increase an Excepted Holder Limit for such Person if:

(i)
the Board obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no Person’s Beneficial Ownership or Constructive Ownership of such shares of Capital Stock will violate Section 7.2.1(a)(ii);

(ii)
such Person does not and represents that it will not own, actually or Constructively, an interest in a tenant of the Corporation (or a tenant of any entity owned or controlled by the Corporation) that would cause the Corporation to own, actually or Constructively, more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant and the Board obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact (for this purpose, a tenant from whom the Corporation (or an entity owned or controlled by the Corporation) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the opinion of the Board, rent from such tenant would not adversely affect the Corporation’s ability to qualify as a REIT shall not be treated as a tenant of the Corporation); and

(iii)
such Person agrees that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in Sections 7.2.1 through 7.2.6) will result in such shares of Capital Stock being automatically transferred to a Trust in accordance with Section 7.2.1(b) and Section 7.3.

(b)
Prior to granting any exception pursuant to Section 7.2.7(a), the Board may require a ruling from the Internal Revenue Service or an opinion of counsel, in either case, in form and substance satisfactory to the Board in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Corporation’s status as a REIT. Notwithstanding the receipt of any ruling or opinion, the Board may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.

(c)
Subject to Section 7.2.1(a)(ii), an underwriter which participates in a public offering or a private placement of Capital Stock (or securities convertible into or exchangeable for Capital Stock) may Beneficially Own or Constructively Own shares of Capital Stock (or securities convertible into or exchangeable for Capital Stock) in excess of the Aggregate Stock Ownership Limit, the Common Stock Ownership Limit or both such limits, but only to the extent necessary to facilitate such public offering or private placement.

(d)
The Board may only reduce the Excepted Holder Limit for an Excepted Holder: (i) with the written consent of such Excepted Holder at any time or (ii) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Common Stock Ownership Limit.

Section 7.2.8. Increase in Aggregate Stock Ownership Limit and Common Stock Ownership Limit. The Board may from time to time increase the Common Stock Ownership Limit and the Aggregate Stock Ownership Limit.

Section 7.2.9. Notice of Restrictions on Transferability. Each Holder of an uncertificated share shall be sent a full statement about certain restrictions on transferability on request and without charge.

Section 7.3. Transfer of Capital Stock in Trust.

Section 7.3.1. Ownership in Trust. Upon any purported Transfer or other event described in Section 7.2.1(b) that would result in a transfer of shares of Capital Stock to a Trust, such shares of Capital Stock shall be deemed to have been transferred to the Trustee as trustee of a Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such transfer to the Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the transfer to the Trust pursuant to Section 7.2.1(b). The Trustee shall be appointed by the Corporation and shall be a Person unaffiliated with the Corporation and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Corporation as provided in Section 7.3.6.

Section 7.3.2. Status of Shares Held by the Trustee. Shares of Capital Stock held by the Trustee shall be issued and outstanding shares of Capital Stock of the Corporation. The Prohibited Owner shall have no rights in the shares held by the Trustee. The Prohibited Owner shall not benefit economically from ownership of any shares held in trust by the Trustee and shall have no rights to dividends or other distributions attributable to the shares held in the Trust.

Section 7.3.3. Distributions and Voting Rights. The Trustee shall have all voting rights and rights to distributions with respect to shares of Capital Stock held in the Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any distribution paid prior to the discovery by the Corporation that the shares of Capital Stock have been transferred to the Trustee shall be paid by the recipient of such distribution to the Trustee upon demand, and any distribution authorized but unpaid shall be paid when due to the Trustee. Any distribution so paid to the Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to shares held in the Trust, and, subject to Maryland law, effective as of the date that the shares of Capital Stock have been transferred to the Trustee, the Trustee shall have the authority with respect to the shares held in the Trust (at the Trustee’s sole discretion): (a) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Corporation that the shares of Capital Stock have been transferred to the Trustee, and (b) to recast such vote in accordance with the desires of the Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Corporation has already taken corporate action based upon the outcome of such vote, then the Trustee shall not have the authority to rescind and recast such vote. Notwithstanding the provisions of this Article VII, until the Corporation has received notification that shares of Capital Stock have been transferred into a Trust, the Corporation shall be entitled to rely on its share transfer and other stockholder records for purposes of preparing lists of stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of stockholders.

Section 7.3.4. Sale of Shares by Trustee. Within 20 days of receiving notice from the Corporation that shares of Capital Stock have been transferred to the Trust, the Trustee of the Trust shall sell the shares held in the Trust to a Person, designated by the Trustee, whose ownership of the shares will not violate the ownership limitations set forth in Section 7.2.1(a). In connection with any such sale, the Trustee shall use good faith efforts to sell such shares at a fair market price. Upon such sale, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 7.3.4. The Prohibited Owner shall receive the lesser of: (a) the price paid by the Prohibited Owner for the shares or, if the Prohibited Owner did not give value for the shares in connection with the event causing the shares to be held in the Trust (e.g., in the case of a gift, devise or other such transaction), the ~~Determined Share Value~~Market Price of the shares on the day of the event causing the shares to be held in the Trust, or (b) the price per share received by the Trustee from the sale or other disposition of the shares held in the Trust. Any net sale proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Corporation that shares of Capital Stock have been transferred to the Trustee, such shares are sold by a Prohibited Owner, then (i) such shares shall be deemed to have been sold on behalf of the Trust and (ii) to the extent that the Prohibited Owner received an amount for such shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 7.3.4, such excess shall be paid to the Trustee upon demand.

Section 7.3.5. Purchase Right in Stock Transferred to the Trustee. Shares of Capital Stock transferred to the Trustee shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per share equal to the lesser of: (a) the price per share in the transaction that resulted in such transfer to the Trust (or, in the case of a devise or gift, the ~~Determined Share Value~~Market Price at the time of such devise or gift); or (b) 95% of the ~~Determined Share Value~~Market Price on the date the Corporation, or its designee, accepts such offer. The Corporation shall have the right to accept such offer until the Trustee has sold the shares held in the Trust pursuant to Section 7.3.4. Upon such a sale to the Corporation, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner.

Section 7.3.6. Designation of Charitable Beneficiaries. By written notice to the Trustee, the Corporation shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Trust such that (a) the shares of Capital Stock held in the Trust would not violate the restrictions set forth in Section 7.2.1(a) in the hands of such Charitable Beneficiary and (b) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

Section 7.4. Settlement. Nothing in this Article VII shall preclude the settlement of any transaction entered into through the facilities of any national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction is so permitted shall not negate the effect of any other provision of this Article VII and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article VII.

Section 7.5. Enforcement. The Corporation is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Article VII.

Section 7.6. Non-Waiver. No delay or failure on the part of the Corporation or the Board in exercising any right hereunder shall operate as a waiver of any right of the Corporation or the Board, as the case may be, except to the extent specifically waived in writing.

ARTICLE VIII

STOCKHOLDERS

~~ASSET MANAGER~~

~~Section 8.1. Appointment of Asset Manager. The Board is responsible for setting the general policies of the Corporation and for the general supervision of its business. The Board is not required personally to conduct the business of the Corporation, and it may, but is not required to, appoint, employ or contract with any Person, including a Person Affiliated with any Director or Holder, as an Asset Manager. The Board may grant or delegate such authority to the Asset Manager as the Board may, in its sole discretion, deem necessary or desirable including, without limitation, authority to conduct the business of the Corporation within the policies established by the Board from time to time, to administer and regulate the operations of the Corporation, to act as agent for the Corporation, to execute documents as agent for and~~

~~on behalf of the Corporation, and to make executive decisions that conform to general policies and principles established by the Board. The Independent Directors Committee shall establish and approve the terms of the Asset Management Agreement which shall include such terms as the Independent Directors Committee shall approve in its sole discretion, including, without limitation, fees based on the value of the Corporation’s assets or contributed capital; delegation of authority for property management to any Person, including a Person affiliated with any Director or Holder; and fees on termination of the Asset Management Agreement, either upon expiration of the Asset Management Agreement or its earlier termination without cause.~~

Section 8.1. Amendment of the Charter. Except for any amendment to Article VII or Section 8.2 of the Charter, and except for those amendments permitted to be made without Stockholder approval under Maryland law or by specific provision in the Charter, any amendment to the Charter shall be valid only if declared advisable by the Board and approved by the affirmative vote of a majority of all votes entitled to be cast on the matter. Any amendment to Article VII or Section 8.2 of the Charter or to this sentence shall be valid only if declared advisable by the Board and approved by the affirmative vote of two-thirds of all votes entitled to be cast on the matter.

~~Section 8.2. Supervision of Asset Manager. The Board shall monitor the Asset Manager to assure that the administrative procedures, operations and programs of the Corporation are in the best interests of the stockholders and are fulfilled.~~

Section 8.2. Extraordinary Actions. Except as provided in Section 8.1 above, notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of the Stockholders entitled to cast a greater number of votes, any such action shall be effective and valid if taken or approved by the affirmative vote of Stockholders entitled to cast a majority of all the votes entitled to be cast on the matter.

ARTICLE IX

~~CONFLICTS OF INTEREST~~ [RESERVED]

~~During any time that the Corporation is advised by the Asset Manager, there shall be a committee of the Board comprised of not fewer than two (2) Independent Directors (the “Independent Directors Committee”). The Independent Directors Committee shall have the maximum power delegable to a committee under the MGCL and is authorized to select and retain its own legal and financial advisors. The Independent Directors Committee may act on any matter permitted by the MGCL if its minutes reflect that it first determined that the matter at issue was such that the exercise of independent judgment by the directors who are not Independent Directors could reasonably be compromised and with respect to any matter which the Articles of Incorporation otherwise requires that the action shall be taken by the Independent Directors Committee. If this condition is met but the matter cannot be delegated to a committee under the MGCL, both the Board and the Independent Directors Committee must approve the matter.~~

ARTICLE X

LIMITATION OF LIABILITY

Section 10.1. Limitation of Director and Officer Liability. To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages. Neither the amendment nor repeal of this Section 10.1, nor the adoption or amendment of any other provision of the ~~Articles of Incorporation~~Charter or Bylaws inconsistent with this Section 10.1, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

Section 10.2. Indemnification.

(a)
The Corporation shall to the maximum extent permitted by Maryland law in effect from time to time indemnify and pay or reimburse reasonable expenses in advance of the final disposition of a proceeding to (i) any individual who is a present or former director or officer of the Corporation; or (ii) any individual who, while a director of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, partnership, joint venture, trust, employee benefit plan or any other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in such capacity~~; or (iii) the Asset Manager or any of its Affiliates acting as an agent of the Corporation.~~. The Corporation shall have the power, with the approval of the Board, to provide such indemnification and advancement of expenses to any employee or agent of the Corporation.

(b)
No amendment of the ~~Articles of Incorporation~~Charter or repeal of any of its provisions shall limit or eliminate the right of indemnification or advancement of expenses provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

Section 10.2.1. [Reserved].

Section 10.2.2. Permitted Indemnification of Directors.

(a)
In addition to, and not in limitation of, the other provisions of this Article X, the Corporation may indemnify any director made a party to any proceeding by reason of service in that capacity unless it is established that:

(i)
The act or omission of the director was material to the matter giving rise to the proceeding and was committed in bad faith, or was the result of active and deliberate dishonesty; or

(ii)
The director actually received an improper personal benefit in money, property, or services; or

(iii)
In the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful.

(b)
Indemnification may be against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding including, without limitation, investigation, defense, settlement, and appeal of the claim giving rise to such proceeding. If, however, the proceeding was by or in the right of the Corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the Corporation.

(c)
The termination of any proceeding by judgment, order, or settlement does not create a presumption that the director did not meet the requisite standard of conduct set forth in this subsection. The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the director did not meet that standard of conduct.

(d)
The Corporation may not indemnify a director or advance expenses under this section for a proceeding brought by that director against the Corporation, except:

(i)
For a proceeding brought to enforce indemnification under

this section; or

(ii)
If ~~this Articles of Incorporation~~the Charter, the Bylaws, a Board resolution or an agreement approved by the Board to which the corporation is a party expressly provides otherwise.

Section 10.2.3. No Indemnification of Director. A director may not be indemnified under Section 10.2.1 in respect: (i) to any proceeding charging improper personal benefit to the director, whether or not involving action in the director’s official capacity, in which the director was adjudged by the final, non-appealable judgment of a court of competent jurisdiction to be liable on the basis that personal benefit was improperly received; or (ii) to any proceeding where the director is found by a court of law to be guilty of a felony directly related to his or her dealings with the Corporation.

Section 10.2.4. Required Indemnification Against Expenses Incurred in Successful Defense. A director who has been successful, on the merits or otherwise, in the defense of any proceeding referred to in Section 10.2.1, or in the defense of any claim, issue, or matter in the proceeding, shall be indemnified against reasonable expenses incurred by the director in connection with the proceeding, claim, issue, or matter in which the director has been successful.

Section 10.2.5. Determination that Indemnification is Proper.

(a)
Indemnification under of this section may not be made by the Corporation unless authorized for a specific proceeding after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in Section 10.2.1.

(b)
Such determination shall be made:

(i)
By the Board by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the Board consisting solely of one or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full Board in which the designated directors who are parties may participate;

(ii)
By special legal counsel selected by the Board or a committee of the Board by vote as set forth in subparagraph (i) of this Section 10.2.4(b), or, if the requisite quorum of the full Board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full Board in which directors who are parties may participate; or

(iii)
By the stockholders.

(c)
Authorization of indemnification and determination as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible. If, however, the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses shall be made in the manner specified in paragraph (b)(ii) of this subsection for selection of such counsel.

(d)
Shares held by directors who are parties to the proceeding may not be voted on the subject matter under this subsection.

Section 10.2.6. Payment of Expenses in Advance of Final Disposition of Action.

(a)
Reasonable expenses incurred by a director who is a party to a proceeding may be paid or reimbursed by the Corporation in advance of the final disposition of the proceeding upon receipt by the Corporation of:

(i)
A written affirmation by the director of the director’s good faith belief that the standard of conduct necessary for indemnification by the Corporation as authorized in this section has been met; and

(ii)
A written undertaking by or on behalf of the director to repay the amount advanced if it shall ultimately be determined that the standard of conduct has not been met.
(b)
The undertaking required by paragraph (a)(ii) of this subsection shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make the repayment.

(c)
The determination as to whether payment shall be made under this subsection shall be made as provided in Section 10.2.4.

Section 10.2.7. Indemnification of Officers ~~and the Asset Manager~~. The Corporation shall indemnify and advance expenses to an officer, employee or agent of the Corporation ~~or the Asset Manager~~ to the same extent that it may indemnify and advance expenses to directors under this section.

Section 10.2.8. Report of Indemnification to Stockholders. Any indemnification of, or advance of expenses to, a director or officer in accordance with this section, if arising out of a proceeding by or in the right of the Corporation, shall be reported in writing to the stockholders with the notice of the next stockholders’ meeting or prior to the meeting.

Section 10.3. Corporate Opportunities. For so long as the Corporation is advised by the Asset Manager or an Affiliate thereof and solely for purposes of the application of any statutory or common law “corporate opportunity” or similar doctrine, the Corporation has no interest in any material opportunity known to the ~~Asset Manager unless it has been recommended to the Corporation by the Asset Manager.~~

ARTICLE XI AMENDMENT

The Corporation reserves the right from time to time to make any amendment to the ~~Articles of Incorporation~~Charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the ~~Articles of Incorporation~~Charter, of any shares of outstanding Capital Stock.

THIRD: The amendments to and restatement of the charter of the Corporation as hereinabove set forth has been duly advised and approved by the Board and approved by the stockholders of the Corporation as required by law.

FOURTH: The current address of the Corporation is as set forth in Article III of the amendment and restatement of the charter set forth in Article SECOND above.

FIFTH: The name and address of the Corporation’s current resident agent is as set forth in Article III of the amendment and restatement of the charter set forth in Article SECOND above.

SIXTH: The Board currently consists of nine (9) directors and the names of the directors currently in office are as follows: Laurie A Hawkes; John D. Moragne; Denise Brooks-Williams; Michael A. Coke; Jessica Duran; Laura Felice; David M. Jacobstein; Shekar Narasimhan; and James H. Watters.

SEVENTH: These Articles of Amendment and Restatement do not increase the authorized stock of the Corporation.

EIGHTH: The undersigned Chief Executive Officer of the Corporation acknowledges these Articles of Amendment and Restatement to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned Chief Executive Officer acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

[~~REMAINDER OF~~SIGNATURE PAGE ~~INTENTIONALLY BLANK~~FOLLOWS]

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment and Restatement to be signed in its name and on its behalf by its Chief Executive Officer and attested to by its Secretary on this day of , 2023.

Attest:	BROADSTONE NET LEASE, INC.

By:
John D. Callan	John D. Moragne
Senior Vice President, General Counsel and Secretary	Chief Executive Officer

[Signature page to Broadstone Net Lease, Inc.

Articles of Amendment and Restatement]

Company logo your vote is important! Please vote by: p.o. Box 8016, cary, nc 27512-9903 broadstone net lease, inc. Annual meeting of stockholders for stockholders of record as of march 01, 2023 time: thursday, may 4, 2023 3:00 pm, eastern time place: annual meeting to be held live via the internet - please visit www.proxydocs.com/bnl for more details. Registration deadline: may 1, 2023 at 5:00 pm, eastern time this proxy is being solicited on behalf of the board of directors the undersigned stockholder of broadstone net lease, inc. (the "company") hereby appoints as proxy john d. Callan jr. And john d. Moragne, each acting alone, with the power to appoint his substitute, and hereby authorizes each such proxy to represent and to vote as designated below all shares of common stock of the company held by the undersigned at the annual meeting of stockholders of the company to be held on may 4, 2023, or any adjournment thereof. Each proxy holder is hereby authorized to vote in the discretion of such proxy holder upon such other business as may legally come before the meeting or any adjournment thereof. You are encouraged to specify your choice by marking the appropriate box (see reverse side) but you need not mark any box if you wish to vote in accordance with the board of directors’ recommendation. The named proxies above cannot vote your shares unless you sign, date (on the reverse side) and return this card. If you are a stockholder of record and no instructions are specified, the named proxies will have authority to vote for all director nominees in proposal 1, and for proposals 2, 3 and 4. If you are a beneficial owner whose shares are held of record by a broker and no instructions are specified, a broker non-vote will occur. Please be sure to sign and date this proxy card and mark on the reverse side internet phone call 1-866-390-5372 use any touch-tone telephone have your proxy card ready follow the simple recorded instructions mail you must register to attend the meeting online and/or participate at www.proxydocs.com/bnl mark, sign and date your proxy card fold and return your proxy card in the postage-paid envelope provided go to: www.proxydocs.com/bnl cast your vote online have your proxy card ready follow the simple instructions to record your vote

Broadstone net lease, inc. Annual meeting of stockholders please make your marks like this: the board of directors recommends a vote: for on proposals 1, 2, 3 and 4 proposal your vote election of directors laurie a. Hawkes john d. Moragne denise brooks-williams michael a. Coke jessica duran laura felice david m. Jacobstein shekar narasimhan james h. Watters for against abstain to amend and restate the company's articles of incorporation as further described in the company's 2023 proxy statement; to approve, in a non-binding advisory vote, the compensation of the company's named executive officers as described in the company's 2023 proxy statement; to ratify the appointment of deloitte & touche llp as the company's independent registered public accounting firm for the year ending december 31, 2023; and to transact such other matters as may properly come before the meeting or any adjournment or postponement thereof. For against abstain authorized signatures - must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If the account is held jointly, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy/vote form. Signature (and title if applicable) date signature (if held jointly) date